Exhibit 10.1

ASSET PURCHASE AGREEMENT BY AND AMONG

RCSH OPERATIONS, INC., AS PURCHASER AND

DESERT ISLAND RESTAURANTS, L.L.C.

HONOLULU STEAK HOUSE, LLC MAUI STEAK HOUSE LLC WAILEA STEAK HOUSE LLC

BEACHWALK STEAK HOUSE, LLC LAVA COAST STEAK HOUSE, LLC

KAUAI STEAK HOUSE, LLC, COLLECTIVELY AS SELLERS AND

THE PRINCIPAL

Dated as of November 2, 2017

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ARTICLE VREPRESENTATIONS AND WARRANTIES OF THE SELLERS AND

i

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(continued)

ii

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(continued)

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(continued)

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Schedules

Schedule 2.1Purchased Assets Schedule 2.2Excluded Assets Schedule 5.3Required Consents Schedule 5.6Financial Information Schedule 5.10Real Property Leases Schedule 5.11Personal Property Leases Schedule 5.12Intellectual Property Schedule 5.13Material Contracts Schedule 5.14Employee Benefits Plans

Schedule 5.15Employment Agreements Schedule 5.16Legal Proceedings Schedule 5.17Permits

Schedule 5.19Suppliers and Customers

Schedule 5.23Transactions With Related Parties

Schedule 5.25Liquor Licenses

Schedule 6.3Purchaser Consents Schedule 7.21Bulk Sale Tax Report Form

Exhibits

Exhibit A – Form of Bill of Sale

Exhibit B – Form of Assignment and Assumption Agreement

Exhibit C – Form of Domain Name Assignment

Exhibit D – W. Randall Schoch Consulting Agreement

Exhibit E – Desert Island Restaurants Management Agreement

Exhibit F – Desert Islands Restaurants, LLC Non-Competition and Non-Solicitation Agreement

Exhibit G – W. Randall Schoch Non-Competition and Non-Solicitation Agreement

Exhibit H – Gift Card Escrow and Reimbursement Agreement

Exhibit I – Indemnification Escrow Agreement

Exhibit J – Management Services Agreement

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ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of November 2,

2017, is made by and among RCSH Operations, Inc., a California corporation (the “Purchaser”), Desert Island Restaurants, L.L.C., an Arizona limited liability company, Honolulu Steak House, LLC, a Hawaii limited liability company, Maui Steak House LLC, a Hawaii limited liability company, Wailea Steak House LLC, a Hawaii limited liability company, Beachwalk Steak House, LLC, an Arizona limited liability company, Lava Coast Steak House, LLC, an Arizona limited liability company, and Kauai Steak House, LLC, an Arizona limited liability company (each, a “Seller” and collectively, the “Sellers”), and the Principal (as defined below).

W I T N E S S E T H:

This Agreement contemplates a transaction in which Purchaser will purchase all of Sellers’ undivided right, title and interest, of any kind and nature, relating, directly or indirectly, to the development, ownership and operation of the Restaurants and the trade names associated therewith.

WHEREAS, the Sellers are engaged in the business of owning and operating six existing

Ruth’s Chris Steak House restaurants operating in Hawaii (the “Business”);

WHEREAS, the Principal owns all of the issued and outstanding equity interests in

Desert Island Restaurants, L.L.C. (“DIR”).  DIR is the sole and exclusive manager of each Seller and each Seller is a manager-managed limited liability company; and

WHEREAS, the Sellers desire to sell to the Purchaser the Purchased Assets (as defined below), including the Business, and the Purchaser desires to acquire the same from the Sellers, upon the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements hereinafter contained, the parties hereto hereby agree as follows:

ARTICLE I DEFINITIONS

1.1Certain Definitions.

(a)For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.1:

“Accounts Receivable” means all accounts receivable of the Sellers.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and

“under common control with”) means the possession, directly or indirectly, of the power to direct

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or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Books and Records” means all books and records of, or related to, the Business, wherever situated, including books, ledgers, files, reports, certificates, documents, plans, operating records, data, manuals, price lists, mailing lists, email lists, lists of customers, directories, sales and promotional materials, purchasing materials, inventory records, personnel records, research, design and product and/or services development files, accounting records and all related documentation, in each case, irrespective of the media in which such books and records are stored.

“Business Day” means any day of the year on which national banking institutions in New York, New York are open to the public for conducting business and are not required or authorized to close (for avoidance of doubt, excluding weekends).

“Business Employees” has the meaning set forth in Section 5.26(a) below.

“Code” means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

“Comps” means any cards, vouchers, credits or other arrangements issued on a complimentary basis by the Sellers to vendors and customers and redeemable for food or beverages at Ruth’s Chris Steak House restaurants in Hawaii.

“Contract” means any written or oral agreement, contract, purchase or sale order, license, indenture, note, mortgage, guarantee, bond, lease, commitment, easement, right of way, arrangement or understanding.

“Environment” means soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins, and wetlands), groundwater, drinking water supply, stream sediments, ambient air (including the air within buildings and natural or man-made structures above or below ground), plant and animal life, and any other environmental medium or natural resource.

“Environmental Law” means any Law, and any Order or binding agreement with any Governmental Body relating to (i) pollution (or the cleanup thereof) or the generation, manufacturing, processing, production, use, treatment, transportation, storage, handling, recycling, reclamation, disposal, or remediation of any Hazardous Substance or the Release of Hazardous Substances, or protection, preservation or restoration of the Environment, (ii) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation,

(iii) human health and safety with respect to exposures to and management of Hazardous Substances, or (iv) occupational health and safety. The term “Environmental Law” includes, without limitation, the following (including their implanting regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§

6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water

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Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended,

15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986,

42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act

Amendments of 1990, 42 U.S.C. §§ 7401 et seq. and the Occupational Safety and Health Act of

1970, as amended, 29 U.S.C. §§ 651 et seq.

“Environmental Permits” means all Permits required under or issued pursuant to any Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, together with the rules and regulations promulgated thereunder.

“Expenses” means any and all notices, actions, suits, proceedings, claims, demands, assessments, judgments, awards, settlements, costs, charges, interest, penalties, fees (including reasonable investigation fees) and expenses, including reasonable attorneys’ and other professionals’ fees and disbursements.

“Financial Statements” means, as prepared in accordance with the income tax basis of accounting, (i) the unaudited balance sheets of the Sellers as of December 31, 2016 and December 31, 2015 and the unaudited statements of income, changes in members’ equity and cash flows of the Sellers for the fiscal years ended December 31, 2016 and December 31, 2015, and (ii) the Most Recent Balance Sheet and unaudited statements of income, changes in members’ equity and cash flows of the Sellers for the partial year period ending as of the Most Recent Balance Sheet Date.

“FIRPTA Certificate” means a certificate pursuant to Treasury Regulations Section 1.1445-2(b) that no Seller is a foreign person within the meaning of Section 1445 of the Code.

“Franchise Agreements” means each of (i) the Franchise Agreement dated April 1,

1989, between Ruth’s Chris Steak House Franchise, Inc. and Steak House #4, Inc. and Paul M. Fleming; (ii) the Franchise Agreement dated July 29, 1998, between Ruth’s Chris Steak House Franchise, Inc. and Maui Steak House LLC; (iii) the Franchise Agreement dated October 11,

2000, between Ruth’s Chris Steak House Franchise, Inc. and Wailea Steak House LLC; (iv) the Franchise Agreement dated April 21, 2006, between Ruth’s Chris Steak House Franchise, Inc. and Beachwalk Steak House, LLC; (v) the Franchise Agreement dated April 21, 2006, between Ruth’s Chris Steak House Franchise, Inc. and Lava Coast Steak House, LLC; and (vi) the Franchise Agreement dated March 2, 2017, between Ruth’s Chris Steak House Franchise, Inc. and Kauai Steak House, LLC.

“GAAP” means generally accepted accounting principles in the United States of

America in effect from time to time, applied consistently with past practice.

“Gift Cards” means any pre-paid balance cards and any other arrangements which are sold by the Sellers to customers or to a retailer for resale to customers and redeemable for the purchase of food or beverages at a Ruth’s Chris Steak House restaurant.

“Gift Card Liability Period” has the meaning set forth in Section 7.17 below.

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“Governmental Body” means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

“Hazardous Substance” means any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive, or dangerous, or otherwise regulated, under any Environmental Law.  Hazardous Substance includes any substance to which exposure is regulated by any Governmental Body or any Environmental Law including any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos, or asbestos containing material, urea formaldehyde, foam insulation or polychlorinated biphenyls.

“House Accounts” means any arrangements by means of vouchers, credits or trade or barter accounts which are extended by the Sellers to third parties and customers and redeemable for the purchase of food or beverages at Ruth’s Chris Steak House restaurants in Hawaii and that do not generate a corresponding account receivable in favor of Purchaser. For the sake of clarity, house accounts with an existing credit attributable to services provided to Sellers on trade are considered a House Account under this definition.  However, arrangements where vouchers are presented in exchange for meals and upon redemption the voucher sponsor (e.g., the Japanese Tourism Bureau) is invoiced for the redeemed vouchers are not considered a House Account.

“Indemnification Claim” means any claim in respect of which payment may be sought under Article IX of this Agreement.

“Intellectual Property” means all of the following in any jurisdiction throughout the world: (i) all patents (including, without limitation, utility patents, design patents, industrial designs, plant patents, inventors’ certificates and utility models), patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations, continuations-in- part and extensions), and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof (collectively, “Patents”); (ii) all trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, slogans, Internet domain names and individual, corporate, business and product names, together with all translations, adaptations, derivations, and combinations thereof, together with the goodwill associated with any of the foregoing, and all applications, registrations and renewals thereof (collectively, “Marks”); (iii) all copyrightable works, all copyrights and applications, registrations and renewals therefor, works of authorship and mask work rights (collectively, “Copyrights”); (iv) all trade secrets and confidential business information (including ideas, research and development, knowhow, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, lists of past and present customers, pricing and cost information, and business and marketing plans and proposals); (v) all Internet domain names, websites and social media accounts (including but not limited to Facebook, Twitter, Instagram, Tumblr, and Linkedin), together with login and password information, and rights in the telephone numbers, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith; (vi) all Software (including source code, executable code, data, databases, and related

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documentation) and Technology; (vii) all advertising and promotional materials; (viii) all other proprietary rights; and (ix) all copies and tangible embodiments of any of the foregoing in any form or medium whatsoever.

“IRS” means the Internal Revenue Service.

“Kauai Restaurant” means the restaurant located at 2829 Ala Kalanikaumaka St.,

#F207-A, Koloa, HI 96756.

“Key Business Employees” has the meaning set forth in Section 5.26(a) below.

“Knowledge of the Sellers” means (i) the actual knowledge of any Seller or Principal and (ii) the knowledge that any Seller or Principal, after reasonable investigation, would have obtained in the ordinary conduct of its business.

“Laws” means all foreign, federal, state and local laws, common law, statutes, codes, ordinances, rules, regulations, resolutions and Orders.

“Legal Proceeding” means any judicial, administrative or arbitral action, notice, suit, claim, inquiry, investigation or proceeding (public or private) by or before a Governmental Body, Taxing Authority or arbitrator.

“Liability” means any debt, liability or obligation (whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or unliquidated, or due or to become due) and including all costs and expenses relating thereto.

“Lien” means any lien, encumbrance, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, title defect, servitude, covenant, transfer restriction, encroachment, reservation, municipal bond, irregularities of title, or any other restriction or limitation of any kind.

“Material Adverse Effect” means such facts, circumstances, events, or changes that are, individually or in the aggregate, materially adverse to the (i) the business, assets, prospects, properties, results of operations, condition (financial or otherwise) or performance of any Seller, the Business or the Purchased Assets or (ii) the ability of any Seller to consummate any of the transactions contemplated by this Agreement, but shall not include (x) any change affecting economic or financial conditions generally or (y) any change affecting the Sellers’ industry as a whole, provided such change does not disproportionately affect any Seller.

“Most Recent Balance Sheet” means the unaudited balance sheet of the Sellers as of the Most Recent Balance Sheet Date.

“Most Recent Balance Sheet Date” means June 14, 2017.

“Order” means any order, injunction, judgment, decree, determination, ruling, writ, assessment or arbitration or other award of a Governmental Body.

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“Ordinary Course of Business” means the ordinary and usual course of business of the Sellers related to the Business and consistent with past practices and applicable Law.

“Permits” means any approvals, authorizations, consents, licenses, permits, certificates, waivers and similar rights obtained, or required to be obtained, from a Governmental Body.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

Date.

“Pre-Closing Tax Period” means any Tax period ending on or before the Closing

“Principal” means W. Randall Schoch, individually and as Trustee of the Schoch

Revocable Living Trust dated November 19, 2001.

“Promotional Discounts” means any incentives issued by Sellers to customers in connection with marketing and promotional strategies resulting in discounts or credits that may be applied to the purchase of food or beverages at Ruth’s Chris Steak House restaurants in Hawaii.

“Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing, dumping, dispersal or leaching of a Hazardous Substance into the Environment, including the abandonment or discarding of barrels, containers, and other receptacles containing Hazardous Substances, or as otherwise defined under Environmental Laws.

“Representative” means, with respect to any Person, any and all managers, directors, officers, employees, consultants, financial advisors, counsel, accountants, or other agents or intermediaries of such Person.

“Restaurants” means each of the restaurants located at (i) 500 Ala Moana Blvd. St.

#6C, Honolulu, HI 96813, (ii) 900 Front St., Lahaina, Maui, HI 96761, (iii) The Shops at Wailea,

3750 Wailea Alanui, Wailea, Maui, HI 96753, (iv) Waikiki Beachwalk, 226 Lewers St., #L236, Honolulu, HI 96815, (v) 68-1330 Mauna Lani Drive, Ste 121, Kohala Coast, HI 96743, and (vi) the Kauai Restaurant.

“Schedules” means the disclosure schedules of the Sellers and the Purchaser, as applicable, accompanying this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Seller Closing Certificate” means a certificate, dated as of the Closing Date and signed by a duly authorized officer of each Seller, that each of the conditions set forth in Section

8.1(a) and Section 8.1(b) have been satisfied.

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“Seller IP” means the Intellectual Property used by each Seller, or necessary for use, in the conduct of the Business as currently conducted and as currently contemplated to be conducted.

“Seller Secretary’s Certificate” means a certificate of the Secretary (or equivalent officer) of each Seller certifying that attached thereto are certified copies of each Seller’s Articles of Organization and Operating Agreement, and true and complete copies of all resolutions of each Seller’s manager and members approving the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby, and certifying the names and signatures of the officers of each Seller authorized to sign this Agreement, the Transaction Documents and the other documents to be delivered hereunder and thereunder.

“Seller Tax” means any Tax, if and to the extent that any Seller is or may be potentially liable under applicable Law, under contract or on any other grounds (including, but not limited to, as a transferee or successor, under Code Section 6901 or Treasury Regulation Section 1.1502-6, as a result of any Tax sharing or other agreement, or by operation of law) for any such Tax).

“Seller Tax Return” means any return, election, declaration, report, schedule, information return, document, information, opinion, statement, or any amendment to any of the foregoing (including, without limitation, any consolidated, combined or unitary return) filed or required to be filed with any Taxing Authority, if, in any manner or to any extent, relating to or inclusive of each Seller or any Seller Tax.

“Software” means any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons, and (iv) all documentation including user manuals and other training documentation related to any of the foregoing.

“Straddle Period” means any Tax period beginning before the Closing Date and ending after the Closing Date.

“Subsidiary” means any Person of which a majority of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by any Seller or with respect to which any Seller, directly or indirectly, has the power to elect a majority of such Person’s board of directors or similar governing body or otherwise to direct the business and policies of such Person.

“Tax Return” means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or

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required to be filed with or submitted to, any Taxing Authority in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Law relating to any Tax.

“Taxes” means (i) all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any Taxing Authority in connection with any item described in clause (i), and (iii) any transferee liability in respect of any items described in clauses (i) and/or (ii).

“Taxing Authority” means any (i) nation, state, county, city, town, village, district, or other jurisdiction of any nature, (ii) federal, state, local, municipal, foreign, or other government, (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), (iv) multi-national organization or body, or (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

“Technology” means, collectively, all trade secrets, designs, formulae, algorithms, procedures, methods, techniques, ideas, know-how, research and development, technical data, programs, subroutines, tools, materials, specifications, processes, inventions (whether patentable or unpatentable and whether or not reduced to practice), apparatus, creations, improvements and other similar materials, and all recordings, graphs, drawings, reports, analyses, and other works of authorship, and other tangible embodiments of the foregoing, in any form, whether or not specifically listed herein, and all related technology used by any Seller in connection with, or that relate to, the Business.

“Transaction Documents” means (i) this Agreement, (ii) the bill of sale with respect to the Purchased Assets, in the form attached hereto as Exhibit A (the “Bill of Sale”), (iii) the assignment and assumption agreement with respect to the Assumed Liabilities, in the form attached hereto as Exhibit B (the “Assignment and Assumption Agreement”), (iv) the domain name assignment, in the form attached hereto as Exhibit C (the “Domain Name

Assignment”), (v) each Seller’s income tax withholding form, in the form provided previously to the Purchaser, (vi) the Seller Closing Certificate, (vii) the Seller Secretary’s Certificate, (viii) the FIRPTA Certificate, (ix) the W. Randall Schoch Consulting Agreement in the form attached hereto as Exhibit D , (x) the Desert Island Restaurants Management Agreement in the form attached hereto as Exhibit E (the “DIR Management Agreement”), (xi) the Desert Islands Restaurants, LLC Non-Competition and Non-Solicitation Agreement in the form attached hereto as Exhibit F, (xii) the W. Randall Schoch Non-Competition and Non-Solicitation Agreement in the form attached hereto as Exhibit G, (xiii) the Gift Card Escrow and Reimbursement Agreement in the form attached hereto as Exhibit H (the “Gift Card Escrow and Reimbursement Agreement”), (xiv) the Indemnification Escrow Agreement in the form attached hereto as

Exhibit I (the “Indemnification Escrow Agreement”), (xv) the Management Services Agreement

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in the form attached hereto as Exhibit J (“Management Services Agreement”) (xvi) any other document or instrument to be executed and delivered on or prior to the Closing in connection with the transactions contemplated by this Agreement or any of the other Transaction Documents, as reasonably requested by the Purchaser, and (xvii) any Schedule, Annex or Exhibit to any of the foregoing.

“Treasury Regulations” means the final or temporary regulations that have been promulgated under the Code by the U.S. Department of the Treasury, and any successor regulations.

(b)Other Definitional and Interpretive Matters.  Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:

(ii)Calculation of Time Period.  When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

dollars.

(iii)Dollars.  Any reference in this Agreement to $ shall mean U.S.

(iv)Exhibits/Schedules.  The Exhibits and Schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.  All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein shall be defined as set forth in this Agreement.  The specific disclosures set forth in the Schedules shall be organized to correspond to a specific section reference in this Agreement to which the qualifying and correspondingly numbered disclosure relates, together with appropriate cross references when disclosure is applicable to other sections of this Agreement, and any disclosure set forth in one section of the Schedules shall not apply to, and shall not be deemed to be disclosed for purposes of, any other section of the Schedules without a specific cross-reference to such other section to which such disclosure is also applicable.

(v)       Gender and Number. Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

(vi)Headings.  The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.  All references in this Agreement to any “Section” are to the corresponding Section of this Agreement unless otherwise specified.

(vii)Herein.  The words “herein,” “hereinafter,” “hereof,” and “hereunder” used herein refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

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(viii)    Including.  The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

(ix)Made Available. An item shall be considered “made available” to the Purchaser, to the extent such phrase appears in this Agreement, only if such item has been provided in writing to the Purchaser.

(x)Reflected On or Set Forth In. An item arising with respect to a specific representation or warranty shall be deemed to be “reflected on” or “set forth in” a balance sheet or financial statements or information, to the extent any such phrase appears in such representation or warranty, if (A) there is a reserve, accrual or other similar item underlying a number on such balance sheet or financial statements or information that relate to the subject matter of such representation, (B) such item is otherwise specifically set forth on the balance sheet or financial statements or information or (C) such item is reflected on the balance sheet or financial statements or information and is specifically set forth in the notes thereto.

(c)The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

SALE AND PURCHASE OF ASSETS

2.1Sale and Purchase of the Assets.  Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Sellers shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase and acquire from the Sellers, free and clear of all Liens, all right, title and interest of the Sellers in and to all of its properties, assets, contracts and rights, of every kind and description and wherever located, related to, used in or intended for use in connection with the Business as currently conducted or currently contemplated to be conducted, other than the Excluded Assets (as defined below) (collectively, the “Purchased Assets”), including without limitation the following:

(a)all fixed assets, including, without limitation, all furniture, fixtures, equipment, machinery, tools, vehicles, office equipment, supplies, computers, telephones and other tangible personal property wherever located, including, without limitation, those set forth on Schedule 2.1(a);

(b)all inventory, stock in trade, merchandise, goods, supplies and other products, raw materials, work in progress, finished products, supply and packaging items, promotional materials and similar items, wherever located, including, without limitation, those set forth on Schedule 2.1(b) (collectively, the “Inventory”);

(c)all Permits, including, without limitation, those set forth on Schedule 5.17;

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(d)       all contracts set forth on Schedule 2.1(d) (the “Assumed Contracts”) and all customer deposits and prepayments associated with any Assumed Contracts (the “Customer Deposits”), including, without limitation, those Customer Deposits set forth on Schedule 2.1(d);

(e)all rights under or pursuant to all representations, warranties, guarantees and indemnities made by any third party related to any Purchased Assets;

(f)all real property, leaseholds and subleaseholds in real property, and easements, rights-of-way and other appurtenants thereto;

(g)all insurance proceeds, condemnation proceeds or rights, transferable or assignable claims for insurance proceeds, and any other claims, deposits (including security deposits), prepayments, prepaid assets, prepaid expenses (to be allocated pro rata), prepaid revenues, refunds, causes of action, rights of recovery, rights of setoff and rights of recoupment (including any such item related to the payment of Taxes);

(h)all of the goodwill and going concern value relating to the Business or any of the Purchased Assets;

(i)all of the Seller IP; and

(j)all other intangible and tangible assets, including, without limitation, all Books and Records, computer hardware, Software and electronic data, all supplier information, lists and correspondence, all customer information, reservation data, lists and correspondence, all licensee information, lists and correspondence, equipment logs, operating guides and manuals, all sales records, all research, statistical, production, marketing and promotional materials, records, files, reports and other documents and data, all business post office boxes and business telephone listings, all research results and other know-how, and all other materials, records, files and data, in whatever form contained.

2.2Excluded Assets.  Except as otherwise set forth in Section 2.1, from and after the Closing, the Sellers shall retain all of its existing right, title and interest in and to (a) all Contracts that are not Assumed Contracts, (b) the corporate seals, organizational documents, minute books, stock books, Tax Returns, books of account or other records relating to the organization and existence of each Seller as a limited liability company, (c) any Seller Benefit Plan (as defined below) and the assets attributable thereto, (d) the personal memorabilia items set forth on Schedule 2.2, (e) accounts receivable as of the Closing Date, and (f) the Tenant Improvement Allowance under that certain The Shops at Kukui’ula Lease dated February 22, 2017 for the Kauai Restaurant (the “Kauai TI Allowance”) (collectively, the “Excluded Assets”).

2.3Assumed Liabilities.  Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Purchaser shall assume and pay, honor, perform and discharge when due (a) all executory obligations under the Assumed Contracts (i) arising after the Closing, (ii) not related to, or arising out of, any breach of any Assumed Contract occurring or existing prior to the Closing, and (iii) not related to, or arising out of, any act or omission by any Seller or any event, circumstance or condition with respect to the Business occurring or existing prior to the Closing, (b) all obligations assumed by the Purchaser under Section 7.13, Section 7.17 and Section 7.18, and (c) all obligations with respect to any accrued, but unpaid and unused, paid

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time off of any employees of any Seller as of the Closing Date (collectively, the “Assumed

Liabilities”).

2.4Excluded Liabilities.  Notwithstanding anything to the contrary in this Agreement, the Purchaser shall not assume or in any way be responsible for, and the Sellers shall remain obligated to pay, honor, perform and discharge, all of the Liabilities of the Sellers (other than the Assumed Liabilities) (collectively, the “Excluded Liabilities”), including, without limitation:

(a)any Liabilities arising out of or relating to each Seller’s ownership, use or operation of the Business and the Purchased Assets, in each case prior to the Closing arising by operation of law under any common law or statutory doctrine (other than the Assumed Liabilities);

(b)any Liabilities based upon, relating to, arising under or with respect to the Excluded Assets or the ownership, operation or use of any businesses of the Sellers or any of their Affiliates, other than the Business, whether before, at or after the Closing;

(c)all payables and indebtedness of the Sellers;

(d)any Liabilities directly or indirectly arising out of or related to any breach of Contract occurring or existing prior to the Closing;

(e)any liabilities or obligations for (i) Taxes relating to the Business, the Purchased Assets or the Assumed Liabilities for the Pre-Closing Tax Period, (ii) Taxes relating to the Business, the Purchased Assets or the Assumed Liabilities for the portion of any Straddle

Period ending on and including the Closing Date and (iii) any other Taxes of the Sellers or any of their equity holders or Affiliates, including Taxes that arise as a result of the sale of the Business or the Purchased Assets pursuant to this Agreement;

(f)any Liabilities of the Sellers based upon, relating to, or arising under or with respect to (i) any Seller Benefit Plan, (ii) the employment or termination of employment of (x) any employee of any Seller employed by the Purchaser following the Closing with respect to periods on or prior to the Closing and (y) any current or former employee, consultant, independent contractor, leased employee or other agent who is not employed by the Purchaser following the Closing at any time, and (iii) workers’ compensation claims, unemployment insurance premiums or any claims arising under any federal, state or local tax withholding, employment, labor or discrimination Laws of (x) any employee employed by the Purchaser following the Closing which relate to events occurring on or prior to the Closing and (y) any current or former employee, consultant, independent contractor, leased employee or other agent who is not employed by the Purchaser following the Closing which relate to events occurring at any time;

(g)any Liability based upon, arising under or with respect to any Environmental Law, including any Liability of the Sellers in any way pertaining to or arising from the acts, omissions or strict liability of any predecessor of the Sellers;

(h)any Liability based upon, arising under or with respect to any matter disclosed or required to be disclosed in Schedule 5.16; and

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(i)any Liability based upon, arising under or with respect to any warranty given or sold by the Sellers, regardless of whether any warranty claim has been made to date.

2.5Non-Assignable Assets. Notwithstanding anything in this Agreement to the contrary, to the extent that the assignment of any Assumed Contract or the transfer of any property or asset (including but not limited to any Permit) requires the consent of any other Person, or shall be subject to any option by any other Person by virtue of a request for permission to assign or transfer, or by reason of or pursuant to any transfer to the Purchaser, this Agreement shall not constitute an agreement to assign any such Assumed Contract, property or asset or any claim or right or any benefit arising thereunder or resulting therefrom if any such attempted assignment would constitute a default thereunder or in any way adversely affect the rights of the Purchaser thereunder. If consent to the assignment or transfer of any such Assumed Contract, property or asset is not obtained, or if an attempted assignment thereof would be ineffective or would affect the rights of the Purchaser thereunder, then, at the Purchaser’s request, the Sellers shall cooperate with the Purchaser in any reasonable arrangement designed to provide to the Purchaser the benefits under such Assumed Contracts, properties and assets, including without limitation, enforcement for the account of the Purchaser of any and all rights of the Sellers against the other party thereto arising out of the breach or cancellation thereof by such party or otherwise; provided that such cooperation by the Sellers shall not cause the Sellers to violate any terms of such Assumed Contract; provided, further, that the Purchaser shall assume all of the post-Closing liabilities of the Sellers under such Assumed Contracts (other than Excluded Liabilities) to the extent to which the Purchaser receives the post-Closing benefits thereof.

ARTICLE III

CONSIDERATION

3.1Consideration.  Purchaser agrees to pay to the Sellers at the Closing the aggregate sum of Thirty-Five Million Dollars ($35,000,000.00), subject to the adjustments described in Section 3.2 (the “Purchase Price”), payable by transfer of immediately available funds. The Purchase Price includes One Million Three Hundred Thousand Dollars ($1,300,000.00), excluding the Kauai TI Allowance, in development and construction expenditures incurred and paid by the Sellers prior to Closing for the Kauai Restaurant.

3.2Purchase Price Adjustments.  On the Closing Date:

(a)The Purchaser and the Sellers shall determine the amount of petty cash, if any, in the Sellers’ accounts, and the Purchase Price shall be increased by such amounts.

(b)The Purchase Price shall be decreased by the aggregate amount payable to Sellers’ employees relating to all accrued, but unpaid and unused, paid time off of Sellers’ employees as of the Closing Date.

(c)The Purchaser and the Sellers shall mutually determine the value of the Inventory as of the Closing Date (the “Closing Date Inventory Value”), based on the results of an inventory count of the Business as of the date immediately prior to the Closing Date, and the

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Purchase Price shall be increased by an amount equal to 50% of the Closing Date Inventory

Value.

3.3Withholding.  Notwithstanding anything to the contrary herein, the Purchaser shall be entitled to deduct and withhold any Taxes required to be deducted and withheld from the Purchase Price by applicable Law.  To the extent that amounts are so deducted and withheld by the Purchaser, such amounts shall be treated for all purposes of this Agreement as having been paid to the Sellers.

3.4Purchase Price Allocation.  The Sellers and the Purchaser hereby agree that the Purchase Price (and any other items required for Tax purposes) shall be allocated for purposes of Taxes, among each of the Sellers and further among the Purchased Assets (including, but not limited to (i) Inventory of stock in trade, (ii) furniture and fixtures, (iii) machinery and equipment, (iv) land and buildings, (v) covenants not to compete, (vi) goodwill and other intangible assets, and (vii) other assets) in accordance with the rules of Section 1060 of the Code and the Treasury Regulations promulgated thereunder and any similar provision of state, local or foreign law.  The Purchaser shall retain Grant Thornton LLP to prepare the allocation (the “Purchase Price Allocation”), and such allocation by Grant Thornton LLP shall be final and binding on the Sellers and Purchaser.  The Purchaser and Sellers shall (a) cooperate in the filing of any forms (including Form 8594 under Section 1060 of the Code) with respect to the Purchase Price Allocation, including any amendments to such forms required pursuant to this Agreement with respect to any adjustments to the Purchase Price and (b) file all federal, state and local Tax Returns and related tax documents consistent with such allocations, as the same may be adjusted pursuant to the terms of Section 3.2 or any other provisions of this Agreement, and not take any position (whether in audits, Tax Returns or otherwise) inconsistent with such allocation unless otherwise required by applicable law.  Notwithstanding anything in this Agreement to the contrary, (i) no amendment to the Purchase Price Allocation shall be effective without the approval and consent of Purchaser and Sellers, and (ii) the Sellers and the Purchaser hereby agree that $5,550,000 of the Purchase Price shall be allocated to DIR.

ARTICLE IV

CLOSING

4.1Closing.  On the terms and subject to the conditions set forth in this Agreement, the closing of the sale and purchase of the Purchased Assets provided for in Section 2.1 hereof and the assumption of the Assumed Liabilities provided for in Section 2.3 hereof (the “Closing”) shall take place remotely via the exchange of electronic copies of documents, and shall be deemed to have taken place simultaneously with the satisfaction of the conditions to Closing set forth in Article VIII. The date on which the Closing is to occur is herein referred to as the “Closing Date.”

4.2Deliverables.   On or prior to the Closing:

(a)	the Sellers shall deliver to the Purchaser: (ii)the Books and Records,

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(iii)the Required Consents (as defined below), and

(iv)evidence, satisfactory to the Purchaser, of the repayment of all of each Seller’s existing indebtedness secured by Liens on any of the Purchased Assets and the release or termination of all such Liens.

(b)	each Seller and the Principal shall execute and deliver to the Purchaser: (ii)each of the Transaction Documents to which it is a party,

(iii)such other instruments of conveyance as the Purchaser may reasonably request in order to effect the sale, transfer, conveyance and assignment to the Purchaser of valid ownership of the Purchased Assets;

(c)the Purchaser shall execute and deliver to the Sellers each of the

Transaction Documents to which it is a party; and

(d)the Purchaser shall deliver to the Sellers the Purchase Price.

ARTICLE V REPRESENTATIONS AND WARRANTIES

OF THE SELLERS AND THE PRINCIPAL

The Sellers and the Principal hereby jointly and severally represent and warrant to the

Purchaser as follows:

5.1Organization and Good Standing.  Each Seller is duly organized, validly existing and in good standing under the Laws of the state of its formation and has all requisite power and authority to own, lease and operate its properties and assets and carry on its business.  Each Seller is duly qualified or authorized to do business and is in good standing under the Laws of each jurisdiction in which it owns, leases or operates its properties and assets and each other jurisdiction in which the conduct of its business or the ownership of its properties and assets requires such qualification or authorization.  Each Seller has made available to the Purchaser a true and complete copy of the articles of organization of the Seller, as currently in effect, certified as of a recent date by the Secretary of State of the state of its formation, and a true and complete copy of the operating agreement of the Seller, as currently in effect.

5.2Authorization of Agreement.  Each Seller and the Principal have all requisite power and authority to execute and deliver this Agreement and each other Transaction Document (to which any of them is a party) in connection with the consummation of the transactions contemplated by this Agreement, to perform their respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the other Transaction Documents, the performance of each Seller’s and the Principal’s obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite action on the part of the Sellers and the Principal.  This Agreement has been duly and validly executed and delivered by each Seller and each Principal, and (assuming the due

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authorization, execution and delivery by the other parties hereto and thereto) constitutes the legal, valid and binding obligation of the Sellers and the Principal, enforceable against the Sellers and the Principal in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

5.3Conflicts; Consents of Third Parties.

(a)Except as set forth on Schedule 5.3(a) (the “Required Consents”), none of the execution or delivery by the Sellers or the Principal of this Agreement or any of the other Transaction Documents, the consummation of any of the transactions contemplated hereby or thereby, or compliance by the Sellers or any Principal with any of the provisions hereof or thereof does or will conflict with, or result in any violation of, or constitute a breach of or a default (with or without notice or lapse of time, or both) under, or result in the loss of any benefit under, or permit the acceleration of any obligation under, or give rise to a right of termination, modification or cancellation under, or result in the creation of any Lien, upon any of the Purchased Assets under, any provision of (i) the articles of organization or operating agreement of each Seller or similar organizational documents of the Principal (as applicable); (ii) any material Contract or Permit to which the Business, the Sellers or any Principal is a party or by which the Sellers, any Principal or any of the Purchased Assets is bound; (iii) any Order of any Governmental Body applicable to the Business, the Sellers or any Principal or by which the Sellers, any Principal or any of the Purchased Assets is bound; or (iv) any applicable Law.

(b)Except for the Required Consents, no consent, waiver, approval, Order, Permit or authorization of, or declaration, registration or filing with, or notification to, any Person or Governmental Body is required on the part of the Sellers or any Principal in connection with the execution, delivery or performance of this Agreement or any of the other Transaction Documents, the compliance by the Sellers and the Principal with any of the provisions hereof or thereof, or the consummation of any of the transactions contemplated hereby or thereby.

5.4Capitalization.

(a)The Schoch Revocable Living Trust dated November 19, 2001 is the direct owner of all of the issued and outstanding equity interests in DIR.

(b)Except as set forth in this Agreement: (i) no person has any right to purchase any capital stock, membership interest, capital interest, profits interest, economic interest, voting rights, or ownership of the Sellers or any of the issued and outstanding equity interests in the Sellers (the “Interests”); (ii) other than the Interests, there are no outstanding shares of capital stock, membership interests, capital interests, profits interests, economic interests, voting rights or other ownership interests in the Sellers, and no options, warrants, rights, calls or commitments with respect thereto; and (iii) there are no contracts, arrangements, commitments or restrictions relating to the transfer, sale or purchase of any of the Interests, except for restrictions on transfer stated in the operating agreement of each Seller and DIR.

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5.5Subsidiaries.  The Sellers have not had, and currently do not have, any Subsidiaries and, other than DIR, which is a manager in other companies, do not control, directly or indirectly, or have any direct or indirect equity participation or similar interest in any other Person.

5.6Financial Information.  The Sellers have provided the Financial Statements to the Purchaser.  The Financial Statements (a) comply as to form in all material respects with applicable tax basis accounting requirements, (b) are correct and complete in all material respects and (c) fairly present the financial position of the Sellers as of the dates thereof and the results of its operations and cash flows for the period indicated, consistent with the books and records of the Sellers, except that the Financial Statements are subject to normal and recurring year-end adjustments, including tax depreciation,  which will not be material, except the tax depreciation, in amount or effect and do not include footnotes.  Since the beginning of the period covered by the Financial Statements, there has been no change in any accounting principles, principles, methods or practices of the Sellers.  No audit firm has ever declined or indicated its inability to issue an opinion with respect to any financial statements of the Sellers.

5.7Undisclosed Liabilities.  The Sellers do not have any Liabilities of any kind or nature that are or may have a Lien on any of the Purchased Assets or may otherwise have a Material Adverse Effect, except for Liabilities (i) set forth in the Financial Statements and (ii) incurred in the Ordinary Course of Business after the Most Recent Balance Sheet Date that, both individually and in the aggregate, involve amounts of less than $10,000.

5.8Absence of Certain Developments.  Since January 1, 2017, the Sellers have conducted the Business only in the Ordinary Course of Business and there has not been any:

(a)to the Knowledge of the Sellers, event, change, occurrence or circumstance that, individually or in the aggregate, has had, or would reasonably be expected to have, a Material Adverse Effect;

(b)issuance or sale of any membership interests or other securities of the Sellers or any options, warrants or other rights to acquire any such membership interests or other securities (except pursuant to the conversion or exercise of options, warrants or other convertible securities outstanding on the date hereof);

(c)creation, incurrence, assumption or guarantee of any indebtedness in connection with the Business other than the Assumed Contracts and Real Property Leases;

(d)acquisition, sale, lease, license or disposition of any assets or property, other than purchases and sales of assets in the Ordinary Course of Business;

(e)imposition of any Lien on any of the Purchased Assets;

(f)discharge or satisfaction of any Lien or payment of any Liability other than in the Ordinary Course of Business or as otherwise required by this Agreement;

(g)amendment of its articles of organization or operating agreement in a manner that could have an adverse effect on the transactions contemplated by this Agreement;

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(h)entry into, amendment or termination of any action or omission that would constitute a violation of or default under, or waiver of any rights under, any of the Purchased Assets;

(i)       entry into, adoption, modification or termination of any Seller Benefit Plan or any employment, severance, retention or other Contract, or (except for normal increases in the Ordinary Course of Business for employees who are not Affiliates) increases in the compensation or fringe benefits of, or material modification of the employment terms of, any current or former employee, officer, manager, independent director or consultant of the Business, or payment of any bonus or other benefit to any current or former employee, officer, manager, independent director or consultant of the Business (except for existing payment obligations outstanding as of the date hereof) or hiring of any new officers or (except in the Ordinary Course of Business) any new employees;

(j)change in any accounting methods, principles or practices, except insofar as may be required by a generally applicable change in GAAP (although Sellers do not follow GAAP accounting), or any new elections, or changes to any current elections, with respect to Taxes that affect the Purchased Assets;

(k)any uninsured damage, destruction, loss or casualty to any property or assets of the Business or the Sellers;

(l)to the Knowledge of the Sellers, occurrence of a data breach or compromise of any Seller’s information security systems; or

(m)entry into any Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing.

5.9Taxes.

(a)Each Seller has:

(i)duly and timely filed, or caused to be filed, in accordance with applicable Law all Seller Tax Returns required to be filed by or with respect to such Seller, each of which is true, correct and complete, except that each Seller has not reported on its Hawaii General Excise/Use Tax Returns (Form G-45) the value of management services provided by DIR and DIR has not filed Hawaii General Excise/Use Tax Returns (Form G-45) reporting the management fees received from the Sellers for such management services,

(ii)duly and timely paid in full, or caused to be paid in full, all Seller

Taxes due and payable with respect to such Seller on or prior to the Closing Date, and

(iii)with respect to such Seller, properly accrued on its books and records a provision for the payment of all Seller Taxes that are due, are claimed to be due, or may or will become due with respect to any Pre-Closing Period or the portion ending on the Closing Date of any Straddle Period, except that each Seller has not reported on its Hawaii General Excise/Use Tax Returns (Form G-45) the value of management services provided by

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DIR and DIR has not filed Hawaii General Excise/Use Tax Returns (Form G-45) reporting the management fees received from the Sellers for such management services.

(b)No extension of time to file a Seller Tax Return, which Seller Tax Return has not since been filed in accordance with applicable Law, has been filed. There is no power of attorney in effect with respect or relating to any Seller Tax or Seller Tax Return, except to the extent reasonably required to secure tax clearance certificates.

(c)No Seller Tax Return has ever been filed, and no Seller Tax has ever been determined, on a consolidated, combined, unitary or other similar basis (including, but not limited to, a consolidated federal income Tax return).  There is no actual or potential theory or circumstance (including, but not limited to, as a transferee or successor, under Code Section

6901 or Treasury Regulation Section 1.1502-6, as result of a Tax sharing agreement or other contract or by operation of law) under which such Seller is or may be liable for any Tax determined, in whole or in part, by taking into account any income, sale, asset of or any activity conducted by any other Person.

(d)       Each Seller has complied in all respects with all applicable Law relating to the deposit, collection, withholding, payment or remittance of any Tax (including, but not limited to, Code Section 3402).

(e)There is no lien for any Tax upon any asset or property of each Seller

(except for any statutory lien for any Tax not yet due).

(f)No Legal Proceeding is pending, or to the Knowledge of each Seller, threatened or proposed with regard to any Seller Tax or Seller Tax Return. To the Knowledge of each Seller, no event or circumstance results in any significant risk that any such Legal Proceeding will occur.

(g)The statute of limitations relating to any Seller Tax or any Seller Tax Return has never been modified, extended or waived, nor to the Knowledge of each Seller, has any request been made in writing for any such modification, extension or waiver.

(h)       Any assessment, deficiency, adjustment or other similar item relating to any Seller Tax or Seller Tax Return has been reported to all Taxing Authorities in accordance with applicable Law.

(i)No jurisdiction where no Seller Tax Return has been filed or no Seller Tax has been paid has made or, to the Knowledge of each Seller, threatened to make a claim for the payment of any Seller Tax or the filing of any Seller Tax Return.

(j)Each Seller is not a party to any agreement with any Taxing Authority

(including, but not limited to, any closing agreement within the meaning of Code Section 7121 or any analogous provision of applicable Law). No private letter or other ruling or determination from any Taxing Authority relating to any Seller Tax or Seller Tax Return has ever been requested or received.

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(k)Each Seller is not and has never been a beneficiary or otherwise participated in any reportable transaction within the meaning of Treasury Regulation Section

1.6011-4(b)(1).

(l)None of the Purchased Assets or the Assumed Liabilities is a contract, agreement or other arrangement that (i) results or could result in any amount that is not deductible under Code Section 162, Code Section 280G, Code Section 404 or any similar provision of applicable Law, or (ii) is or could become subject to Code Section 409A or any similar provision of applicable Law.

(m)     None of the Purchased Assets is “tax-exempt bond-financed property” or “tax-exempt use property,” within the meaning of Code Section 168(h) or any similar provision of applicable Law.

(n)None of the Purchased Assets is (i) required to be treated as being owned by any other Person pursuant to any provision of applicable Law (including, but not limited to, the “safe harbor” leasing provisions of Code Section 168(f)(8), as in effect prior to the repeal of those “safe harbor” leasing provisions), (ii) subject to Code Section 168(g)(1)(A), or (iii) subject to a disqualified leaseback or long-term lease agreement as defined in Code Section 467.

(o)No Seller is a party to any joint venture, partnership or other agreement, contract or arrangement (whether written or oral) which could be treated as a partnership for federal income tax purposes, other than a partnership that is wholly-owned, directly or indirectly, by such Seller.

(p)No Seller (i) has, and has ever had, a permanent establishment in any country outside the United States and is, and has been, subject to Tax in a jurisdiction outside the United States, (ii) has entered into a gain recognition agreement pursuant to Treasury Regulation Section 1.367(a)-8, and (iii) has transferred an intangible the transfer of which would be subject to the rules of Code Section 367(d).

(q)No Seller is or has been a passive foreign investment company within the meaning of Code Section 1297.  No Seller owns, directly or indirectly, any equity interest in any Person that is or has ever been a passive foreign investment company within the meaning of Code Section 1297.

(r)No Subsidiary or any other Person in which any Seller owns, directly or indirectly, any equity interest has any item of income which could constitute subpart F income within the meaning of Code Section 952 for the period commencing on the first day of any Straddle Period and ending at the close of business on the Closing Date.

(s)No Subsidiary or any other Person in which any Seller owns, directly or indirectly, any equity interest holds assets that constitute U.S. property within the meaning of Code Section 956.

(t)No Seller has been classified as other than a partnership or a disregarded entity for U.S. federal income tax purposes at all times since its formation.

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(u)No Seller is a “foreign person” within the meaning of Code Section 1445.

5.10Real Property.

(a)The Sellers do not own any real property. Schedule 5.10(a) contains a true and correct description of all leases, licenses, permits, subleases, and occupancy agreements or arrangements, together with any amendments thereto effective as of immediately prior to the Closing (the “Real Property Leases”), with respect to all real property used, occupied or held for use in connection with the Business (the “Leased Real Property”). No Person has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered its interest under any Real Property Lease, or subleased all or any part of the space demised thereby, or granted any right to the possession, use, occupancy or enjoyment of any Leased Real Property. No option has been exercised under any of such Real Property Leases, except options whose exercise has been evidenced by a written document, a true, complete and accurate copy of which has been delivered to the Purchaser with the corresponding Real Property Lease.  None of the Sellers nor, to the Knowledge of the Sellers, any of the other parties to any of the Real Property Leases is in default under any of the Real Property Leases, and no amount due under any of the Real Property Leases remains unpaid, no controversy, claim, dispute or disagreement exists between any of the parties to any of the Real Property Leases, and no event has occurred which with the passage of time or giving of notice, or both, would constitute a default under any of the Real Property Leases.

(b)The Leased Real Property constitutes all of the land, buildings, structures, improvements, fixtures and other interests and rights in real property that are used or occupied by the Sellers in connection with the Business.  The Leased Real Property has access to public roads and to all utilities necessary for the operation of the Business as now conducted and proposed to be conducted.  There is no pending or, to the Knowledge of the Sellers, threatened condemnation of any part of the Leased Real Property by any Governmental Body.  The Sellers have not received any notice from any utility company or municipality of any fact or condition which could result in the discontinuation of presently available or otherwise necessary sewer, water, electric, gas telephone or other utilities or services for the Leased Real Property. All public utilities required for the operation of the Leased Real Property and necessary for the conduct of the Business are installed and operating, and all installation and connection charges, to the Knowledge of the Sellers, are paid in full.  Effective as of immediately prior to the Closing, the Sellers are in sole possession of the Leased Real Property.

(c)To the Knowledge of the Sellers, there are no encroachments upon any of the parcels comprising the Leased Real Property (other than such encroachments as would not adversely affect the usability of the Leased Real Property) and no portion of any improvement encroaches upon any property not included within the Leased Real Property or upon the area of any easement affecting the Leased Real Property.

(d)       To the Knowledge of the Sellers, the Leased Real Property and fixtures and improvements thereon are in good operating condition without structural defects, ordinary wear and tear excepted. All mechanical and other building systems located on the Leased Real Property are (i) in good operating condition, and no condition exists requiring material repairs, alterations or corrections, and (ii) suitable, sufficient and appropriate in all respects for their

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current and contemplated uses, ordinary wear and tear excepted.  None of the improvements located on the Leased Real Property or uses being made of the Leased Real Property constitute a legal non-conforming use or otherwise require any special dispensation, variance or special permit under any Law.

(e)To the Knowledge of the Sellers, the Leased Real Property is not subject to zoning, use or building code restrictions that would prohibit, and no state of facts exists with respect to the Leased Real Property that would prevent, the continued leasing or use of such Leased Real Property in the Business as now conducted or proposed to be conducted.  Without limiting the foregoing, to the Knowledge of the Sellers, there is no pending or proposed Legal Proceeding to change or redefine the zoning classification of all or any portion of any of the Leased Real Property.

(f)None of the Real Property Leases have been modified, amended or supplemented, except as specified in Schedule 5.10(a).

(g)The landlords under the Real Property Leases have neither given nor received any written notice of default, which default remains uncured.

5.11Tangible Personal Property; Title to and Sufficiency of Assets.

(a)Schedule 5.11 sets forth all leases of personal property to which the Sellers are a party and used or held for use in connection with the Business (“Personal Property Leases”) and all personal property owned by the Sellers having a book value in excess of $5,000. True, complete and accurate copies of the Personal Property Leases, or if any Personal Property Leases are not in writing, true, complete and accurate descriptions thereof, have been delivered to the Purchaser.  Each of such Personal Property Leases is in full force and effect and is valid, binding and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing. The Sellers have not received any written notice of any default or any event that with notice or lapse of time, or both, would constitute a default, by any Seller under any of the Personal Property Leases.

(b)The Sellers have good, valid and marketable title to all of the Purchased Assets, including, without limitation, all assets related to, used in, or intended for use in, the conduct of the Business or reflected in the Financial Statements and all assets purchased by the Sellers since the Most Recent Balance Sheet Date (except for assets reflected in the Financial Statements or acquired since the Most Recent Balance Sheet Date that have been sold or otherwise disposed of in the Ordinary Course of Business), free and clear of all Liens.  All tangible personal property owned by the Sellers or subject to Personal Property Leases is in good operating condition and repair, ordinary wear and tear excepted, and is suitable and adequate for the uses for which it is intended or is being used. The Purchased Assets (i) include all tangible and intangible assets, properties and rights necessary to conduct the Business following the Closing Date in the same manner as it is currently conducted, and as it is currently contemplated to be conducted, and (ii) constitute all of the tangible and intangible assets, properties and rights of the Sellers other than the Excluded Assets.  Neither any Principal nor any of its Affiliates

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owns any asset or property related to, used in or intended for use in connection with the Business; provided, however, that, for the avoidance of doubt, to the extent any Principal or any of its Affiliates does own any such asset or property, then such asset or property is included in the Purchased Assets and the representations and warranties in this Article V that apply to (x) the Sellers shall also be deemed to apply to each Principal and its Affiliates with respect to such asset or property or (y) the Purchased Assets shall also be deemed to apply to such asset or property.

5.12Intellectual Property.

(a)Schedule 5.12(a) identifies all Intellectual Property (other than widely available, commercial off-the-shelf third-party Software licensed to the Sellers on a non- exclusive basis) licensed to the Sellers (the “Licensed Intellectual Property”).  To the Knowledge of Sellers, each Seller is in full compliance with all terms and conditions of any Contract, license or sub-license with respect to any Licensed Intellectual Property and no Seller is in breach or default of any Contract, license or sub-license in respect of any Licensed Intellectual Property which could result in the termination of any such Contract, license or sub-license. With respect to each item of Licensed Intellectual Property, the license, agreement or permission covering such Licensed Intellectual Property (each, a “License Agreement”) is and, following the consummation of the contemplated transaction will be, legal, valid, binding and enforceable by the Sellers or the Purchaser, as applicable, against all other parties thereto, and in full force and effect on identical terms following the consummation of the contemplated transactions, provided the licensors in each such License Agreement comply with the terms and conditions of the License Agreement.

(b)No Seller has any Patents or applications therefore, or pending applications for registration of Marks, or registered Copyrights or applications for registration of Copyrights. Schedule 5.12(b) identifies all Intellectual Property owned by the Sellers (the “Owned Intellectual Property”), including all: (i) registered and unregistered Marks (excluding Internet domain names); (iii) unregistered Copyrights; (iv) registered Internet domain names; (v) trade names; and (vi) social media pages.  Without limiting the generality of the foregoing, all assignments from Persons necessary or appropriate to vest ownership in the Sellers of any Owned Intellectual Property have been obtained and recorded.  To the Knowledge of the Sellers, all of the other rights within the Seller IP are valid and subsisting.  No Seller is subject to any

Order that restricts or impairs the use of any Owned Intellectual Property as currently used in the

Business.

(c)The Owned Intellectual Property and the Licensed Intellectual Property include all Intellectual Property used in the Business and there are no other items of Intellectual Property that are used in the Business.  Neither the execution, delivery or performance of this Agreement or any of the other Transaction Documents nor the consummation of any of the transactions contemplated hereby or thereby will result in the release, disclosure or delivery of any Owned Intellectual Property or Licensed Intellectual Property, by or to any escrow agent or other Person, or in the grant, assignment or transfer to any other Person of any license or other right to any Owned Intellectual Property or Licensed Intellectual Property, or in the termination or modification of (or right to terminate or modify) any Owned Intellectual Property or Licensed Intellectual Property.

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(d)Schedule 5.12(d) identifies each Contract pursuant to which any Person has been granted any license by any Seller under, or otherwise has received or acquired from, any Seller any right (whether or not currently exercisable) or interest in, including the right to use, any Owned Intellectual Property, including through non-assertion, settlement or similar agreements or otherwise. Subject to the foregoing Contracts, the Sellers own all right, title and interest in and to the Owned Intellectual Property, and have the right to use the Licensed Intellectual Property (subject, in each case, to any applicable license to the Sellers covering such Licensed Intellectual Property), free and clear of all Liens.  The Sellers have the sole and exclusive right to bring actions for infringement or unauthorized use of all of the Owned Intellectual Property.

(e)The Sellers have taken commercially reasonable steps to maintain the confidentiality of their confidential or proprietary information.

(f)No current or former member, stockholder, officer, consultant, manager, employee or vendor of the Sellers has any ownership claim, ownership right (whether or not currently exercisable) or ownership interest in or to any Owned Intellectual Property.

(g)The Sellers have taken commercially reasonable steps to protect the Owned Intellectual Property.  The Sellers have not received any opinion of counsel (whether internal or external, written or oral) relating to the patentability, infringement, validity or enforceability of any Owned Intellectual Property. To the Knowledge of the Sellers, during the past five (5) years, no Person has infringed, misappropriated or otherwise violated, and no Person is currently infringing, misappropriating or otherwise violating, any Owned Intellectual Property or rights of the Sellers in any Licensed Intellectual Property.

(h)To the Knowledge of the Sellers, the Sellers have not infringed, misappropriated or otherwise violated, or is currently infringing, misappropriating or otherwise violating, any Intellectual Property right of any other Person; no Legal Proceeding alleging any such infringement, misappropriation or violation is pending or, to the Knowledge of the Sellers, threatened against the Sellers; and the use of the Owned Intellectual Property and of the Licensed Intellectual Property, if used in the Business in accordance with the terms of the applicable licenses and in the manner currently used, will not infringe, misappropriate or violate any (x)

Law existing prior to the Closing or (y) right of any Person.

(i)No Legal Proceeding is pending or, to the Knowledge of the Sellers, threatened against the Sellers (i) based upon, challenging or seeking to deny or restrict the use by the Sellers of any of the Owned Intellectual Property or Licensed Intellectual Property or challenging the validity, enforceability or effectiveness thereof; (ii) alleging that the Sellers have infringed, misappropriated or otherwise violated, or is currently infringing, misappropriating or otherwise violating, any Intellectual Property right of any other Person; or (iii) alleging that any of the licenses listed on Schedule 5.12(a) conflicts with the terms of any third-party license or any other agreement.  The Sellers have not received any written correspondence or opinion relating to potential infringement, misappropriation or violation (i) by the Sellers of any Intellectual Property of any Person or (ii) by any Person of any of the Owned Intellectual Property or the Licensed Intellectual Property.

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(j)For the avoidance of doubt, the foregoing representations and warranties apply with respect to the United States and each foreign jurisdiction in which the Business is conducted in any manner or in which the Sellers or any licensee thereof uses, or holds for use, any Seller IP.

5.13Material Contracts.

(a)       Schedule 5.13(a) sets forth a true, correct and complete list of all Contracts to which each Seller is a party or by which each Seller, or any of its assets or properties, is bound that (i) involve payments or receipts by each Seller in any year in excess of $25,000, (ii)

evidence or relate to indebtedness (including, without limitation, guarantees) or Liens, (iii) involve the disposition of any significant portion of the assets or business of any Seller (other than sales of products in the Ordinary Course of Business) or the acquisition of the assets of business of any other Person (other than purchases of inventory or components in the Ordinary Course of Business, (iv) involve any current or former officer, manager, or member of any Seller or an Affiliate thereof, (v) evidence or relate to any employment, agency, distribution, dealer or sales relationship, (vi) contain an obligation of confidentiality with respect to information furnished by any Seller to a third party or received by any Seller from a third party, were not entered into in the Ordinary Course of Business and are currently in effect, (vii) are not terminable without penalty by less than 30 days’ notice (other than as a result of a breach or a bankruptcy event), (viii) limit or restrict any Seller from engaging in, or the conduct of, the Business in any manner, (ix) are for the sale, purchase, license, transfer or development of any Seller’s products or Intellectual Property (excluding Contracts for the purchase and sale of any Seller’s products entered into in the Ordinary Course of Business), (x) contain any provisions requiring any Seller to indemnify any other party (excluding indemnities contained in Contracts for the purchase or sale of products entered into in the Ordinary Course of Business), (xi) are with any Governmental Body, (xii) constitute a license, sub-license, sponsorship, marketing, joint venture, partnership or similar Contract, (xiii) involve any powers of attorney with respect to the Business or any Purchased Asset, or (xiv) are otherwise material to any Seller or the Business (collectively, the “Material Contracts”).

(b)Each Material Contract is a valid, binding and enforceable obligation of the Sellers party thereto and, to the Knowledge of the Sellers, of the other party or parties thereto, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and general principles of equity (regardless of whether considered in a proceeding at law or in equity), and each Material Contract is in full force and effect.  Complete and correct copies of each Material Contract (including all modifications, amendments and supplements thereto and waivers thereunder) have been made available to the Purchaser.

(c)No Seller nor any other party thereto is in breach of or default under any term of any Material Contract and no event has occurred that with notice or lapse of time, or both, would constitute a breach of or a default by any Seller or any other party under any Material Contract.  There are no material disputes pending or, to the Knowledge of the Sellers, threatened under any Assumed Contract.

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(d)No Seller has received written notice of termination, cancellation or non- renewal that is currently in effect with respect to any Material Contract and, to the Knowledge of the Sellers, no other party to a Material Contract plans to terminate, cancel or not renew any such Material Contract.

5.14Employee Benefits Plans.

(a)Schedule 5.14(a) lists each “Employee Benefit Plan” (as defined in Section 3(3) of ERISA) and any other employee plan, program, policy, practices, procedure, arrangement or agreement maintained, contributed to or required to be contributed to by the Sellers (each, a “Seller Benefit Plan”).  Each Seller Benefit Plan has been administered in accordance with its terms.  The Benefit Plans are, and have been operated, in compliance with the applicable provisions of ERISA, the Code and other applicable Laws.

(b)Seller has no obligation to contribute, maintain or sponsor any “employee pension plans” (as defined in Section 3(3) of ERISA). All contributions, premiums and benefit payments to or in connection with the Seller Benefit Plans that are required to have been made as of the date hereof in accordance with the terms of the Seller Benefit Plans have been timely made or have been reflected in the Financial Statements. No Seller Benefit Plan is subject to Title IV of ERISA. No Seller Benefit Plan provides for post-retirement medical, life insurance or other benefits promised, provided or otherwise due now or in the future to current, former or retired employees other than as required by Section 4980B(f) of the Code.

(c)No amount required to be paid or payable to or with respect to any employee or other service provider of the Sellers in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) will be an “excess parachute payment” within the meaning of Section 280G of the Code.

5.15Labor.

(a)(i) To the Knowledge of Sellers, each Seller is in compliance, in all material respects, with all applicable Laws regarding employment and employment practices, including, without limitation, all applicable Laws regarding terms and conditions of employment, health and safety, wages and hours, child labor, immigration, employment discrimination, equal employment opportunity, affirmative action, plant closures and layoffs, workers’ compensation, labor relations, disability rights or benefits, employee leave issues, worker classification, and unemployment insurance, (ii) since January 1, 2014, no Seller has received written notice of the intent of any Governmental Body responsible for the enforcement of any such Laws to conduct an investigation with respect to or relating to any such Laws, or written notice that such investigation is in progress, and (iii) no Seller is a party to, or otherwise bound by, any Order relating to employees or employment practices.

(b)No Seller is a party to or bound by any collective bargaining agreement or similar agreement with any labor organization or is negotiating any such agreement.  There are no (i) pending unfair labor practice or other labor or employment charges, complaints, grievances, arbitration proceedings or other Legal Proceedings against any Seller nor, to the

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Knowledge of the Sellers, is any such charge, complaint, grievance, proceeding or other Legal Proceeding threatened, (ii) labor strikes, disputes, slowdowns, work stoppages or lockouts that have occurred within the past three (3) years or that are pending or, to the Knowledge of the Sellers, threatened against any Seller, and (iii) to the Knowledge of the Sellers, attempts by any employees of any Seller to unionize or collectively bargain with any Seller. No Seller has engaged in any unfair labor practice.

(c)All compensation, including wages, commissions and bonuses payable to any employees of the Sellers for services performed on or prior to the date hereof have been paid in full, will be paid in full by the day of the employee’s separation, or are included in accrued liabilities to be retained by Sellers, and there are no outstanding agreements, understandings or commitments of any Seller with respect to any compensation, commissions or bonuses. To the Knowledge of each Seller, such Seller has withheld all amounts required by law or agreement to be withheld from the wages or salaries of employees and such Seller is not liable for any arrears of any tax or penalties for failure to comply with the foregoing. All employees classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws or individuals providing services as independent contractors or consultants are properly classified in all material respects are properly classified in all material respects.

(d)Except as disclosed in Schedule 5.15, the Sellers are not party to any written or other employment, labor or compensation agreements with any employees.

5.16Legal Proceedings.  Except as disclosed in Schedule 5.16, (a) there are no Legal Proceedings pending or, to the Knowledge of the Sellers, threatened against the Business, any Seller or any of the Purchased Assets, nor are any of the foregoing subject to any Order; (b) there are no Legal Proceedings pending or, to the Knowledge of the Sellers, threatened that are reasonably likely to prohibit or limit the ability of any Seller to enter into this Agreement or any of the other Transaction Documents, to consummate any of the transactions contemplated hereby or thereby or to perform any of its obligations hereunder or thereunder; and (c) there are no judgments, orders or decrees outstanding against any Seller or any of its properties or assets.

5.17Compliance with Laws; Permits.

(a)       Each Seller is in compliance, in all material respects, with all Laws applicable to any of the Purchased Assets, the Business and its operations. No Seller has received written notice of the violation of any such Laws.

(b)Schedule 5.17 sets forth a true, correct and complete list of all Permits held by each Seller.  Each Seller has all Permits that are required for the operation of the Business as currently conducted and as currently contemplated to be conducted.  All Permits are valid, binding and in full force and effect.  No Seller is in default or violation (and no event has occurred which, with notice or the lapse of time, or both, would constitute a default or violation) of any term, condition or provision of any such Permit.

5.18Environmental Matters.

(a)(i)The operations of each Seller are in compliance with and have complied with all applicable Environmental Laws.

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(ii)Each Seller has obtained and is in compliance with all Permits (each of which is listed on Schedule 5.17) and Asbestos Management Plans required by Environmental Laws, and necessary for the current operation or use of the Business and the Purchased Assets, and for any Permits that may expire prior to Closing, each Seller has filed any renewal applications required by Environmental Laws to ensure the Permits will remain in full force and effect up until and after Closing.

(b)There has been no Release of Hazardous Materials by any Seller at any location and there are no environmental conditions or circumstances, including, without limitation, the presence or Release of any Hazardous Substance, on any Leased Real Property, or any property to which any Hazardous Substances or waste generated by operations or use of any of its assets by any Seller was transported or disposed of, (i) relating to, arising out of, or resulting from failure by any Seller to comply with, any applicable Environmental Law or Environmental Permit, or from a Release or threatened Release of any Hazardous Substance into the Environment or (ii) which require cleanup or remediation by any Seller pursuant to any Environmental Law (collectively, “Environmental Conditions”).

(c)To the Knowledge of the Sellers, no Seller nor any of their predecessors has designed, manufactured, sold, marketed, installed or distributed products or other items containing asbestos, urea formaldehyde or polychlorinated biphenyls (“PCBs”).

(d)     No Seller has any Liability under any Environmental Law, nor is it responsible for or has it assumed any Liability of any other Person under any Environmental Law, whether by Contract, Real Property Lease, settlement or other written and legally binding arrangement between or among any Seller and any other Person, or by operation of Law or otherwise.   No valid and subsisting Lien arising under or pursuant to any applicable Environmental Law exists against any Seller or any of the Leased Real Property, the Business or Purchased Assets.

(e)No Seller has received any written information request or other communication from a Governmental Body and there are no Legal Proceedings pending or, to the Knowledge of the Sellers, threatened, against any Seller or its predecessors relating to any violation, or alleged violation of, or Liability under, any Environmental Law or relating in any way to any Environmental Law, Hazardous Substance or any Environmental Permit or other authorization of any Governmental Body required under any Environmental Law, including, without limitation, (i) any and all claims by Governmental Bodies for enforcement, investigation, cleanup, removal, response, corrective, remedial, monitoring, or other actions, damages, fines or penalties pursuant to any applicable Environmental Law, and (ii) any and all claims by any one or more Persons seeking damages, contribution, indemnification, cost recovery, compensation, injunctive or other relief resulting from a Release of any Hazardous Substance or arising from alleged injury or threat of injury to health, safety, property, natural resources or the Environment (collectively, “Environmental Claims”).

(f)To the Knowledge of Sellers, there has not been any underground or aboveground storage tank or other underground storage receptacle or related piping, or any impoundment or other disposal area, in each case containing any Hazardous Substance located on, at, or under any Leased Real Property and no asbestos or PCBs have been used or disposed

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of, or have been located at, on, or under any such property, except in compliance with

Environmental Laws.

(g)Each Seller has provided to the Purchaser and its authorized representatives true and complete copies of all records and files, Permits, Orders, environmental audits, reports, Contracts and other material environmental documents, studies, analysis, tests and monitoring in the possession or control of such Seller concerning the existence of any Hazardous Substance or any other environmental concern at any Leased Real Property or relating to the Business or Purchased Assets or concerning compliance by such Seller with, or Liability under, any Environmental Law.

(h)Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will require any notification, registration, reporting, filing, investigation or remediation under any Environmental Law.

5.19Suppliers and Customers.  Except as set forth on Schedule 5.19, no supplier that accounted for more than five percent (5%) of the annual purchases of any Seller in the aggregate since January 1, 2015, no customer that accounted for more than five percent (5%) of the annual sales of any Seller in the aggregate since January 1, 2015, and no other supplier or customer material to the Business or any Seller (including, but not limited to, any supplier who is a sole available source of supply of any product or service), has terminated or threatened to terminate its relationship with any Seller, nor has it during the preceding twelve (12) months decreased or delayed materially or threatened to decrease or delay materially, its services or supplies to any Seller or its usage of the services or products of any Seller, and to the Knowledge of the Sellers, there is no state of facts or events which could reasonably be expected to form the basis for such a decrease or delay. To the Knowledge of the Sellers, the consummation of the transactions contemplated by the Transaction Documents will not adversely affect the business relationship heretofore maintained by any Seller with any of its suppliers or customers. No Seller is required to provide any bonding or any other financial security arrangements in connection with any transactions with any customers or suppliers.

5.20Financial Advisors. No Person has acted, directly or indirectly, as a broker, finder or financial advisor for any Seller in connection with the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment from the

Purchaser in respect thereof.

5.21Inventory.  All Inventory, whether or not reflected in the Financial Statements, consists of a quality and quantity usable and salable in the Ordinary Course of Business, except for obsolete, damaged, defective or slow-moving items that have been written off or written down to fair market value or for which adequate reserves have been established. All Inventory is owned by the Sellers free and clear of all Liens, and no Inventory is held on a consignment basis. The quantities of each item of Inventory (whether raw materials, work-in-process or finished goods) are not excessive, but are reasonable in the present circumstances of the Sellers.  All Inventory is (i) of merchantable quality, (ii) suitable for sale under existing quality control standards and (iii) is in compliance with all applicable regulations and standards of any Governmental Body, and all beverage inventory has been stored properly.

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5.22Accounts Receivable; Bank Accounts; Books and Records.

(a)The Accounts Receivable shown in the Financial Statements provided by the Sellers pursuant to Section 5.6 (including an accounts receivable aging schedule for the Business dated as of the Most Recent Balance Sheet Date), or thereafter acquired by it, (i) have arisen or will arise from the sale of goods or services in bona fide transactions in the Ordinary Course of Business to Persons not Affiliated with the Sellers, (ii) constitute only valid, undisputed claims of the Sellers not subject to claims of set-off or other defenses or counterclaims other than normal cash discounts accrued in the Ordinary Course of Business, and (iii) subject to a reserve for bad debts shown on the Most Recent Balance Sheet or, with respect to Accounts Receivable arising after the Most Recent Balance Sheet Date, on the accounting records of the Business, are collectible in full within sixty (60) days after billing.  The Sellers have not received any written notice from an account debtor stating that any Account Receivable is subject to any contest, claim or setoff by such account debtor.

(b)The books of account and other Books and Records of the Sellers, all of which have been made available to the Purchaser prior to the Closing Date, are complete and accurate and have been maintained in accordance with sound business practice and applicable requirements of Law, except as noted therein.  To the Knowledge of the Sellers, the books of account and other Books and Records of the Sellers do not contain any material misstatements, and there are no incidents of fraud that could cause or result in any such material misstatements.

5.23Transactions With Related Parties.  Except as set forth on Schedule 5.23, neither any current or former member of any Seller (including, but not limited to, any Principal), nor any Affiliate of such Person, is currently a party to any transaction with the Business or the Sellers, including, without limitation, any Contract providing for the employment of, furnishing of services by, rental of assets from or to, or otherwise requiring payments to, any such Person. None of the Purchased Assets include any Contract with, or obligation to provide any benefit to, any Principal or any of his Affiliates.

5.24Gift Cards.  All Gift Cards have been issued and sold without an expiration date. Other than the Gift Cards, Comps, House Accounts and Promotional Discounts, the Sellers have no liability in respect of any gift cards, coupons, discounts or similar liabilities with respect to the Business or the Purchased Assets.

5.25Liquor Licenses.  Schedule 5.25 sets forth a complete list as of the date of this Agreement of all liquor licenses (including, without limitation, beer and wine licenses) held or used by each Seller, including the Person in whose name such license is issued, date of issuance and renewal date (collectively, the “Liquor Licenses”). Each of the Sellers is in compliance in all material respects with all applicable state, municipal and other governmental laws, regulations and rules with respect to the sale of liquor and all alcoholic beverages and has the right to sell liquor at retail for consumption within each of the restaurant locations of such Seller, subject to and in accordance with all applicable provisions of the Liquor Licenses. To the Knowledge of the Sellers, since January 1, 2017, (i) there have been no Legal Proceedings brought or threatened to be brought by or before a Governmental Body in respect of any such Liquor License or the activities of such Seller in connection with any such Liquor License (or in connection with any other liquor license previously held or used by such Seller), (ii) no such

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Liquor License is subject to any due but unpaid tax obligation owed to a Governmental Body, the outstanding nature of which would preclude transfer of such Liquor License from any of the Sellers to the Purchaser, and (iii) no such Liquor License has been threatened by a Governmental Body to be revoked, limited or not renewed.

5.26Sellers’ Employees.

(a)The Sellers have provided to the Purchaser a list of all of the employees of the Sellers employed as of the date hereof in connection with the Business (by type or classification) and their respective rates of compensation (including the portions thereof attributable to bonuses or other extraordinary compensation), benefits and length of employment, also as of the date hereof. Sellers’ employees identified on such list as hourly employees or non- management employees are referred to herein as the “Business Employees” and Sellers’ employees identified on such list as management employees are referred to herein as the “Key Business Employees”.

(b)To the Knowledge of Sellers, no Key Business Employee has any plans or has notified Sellers that such employee intends to terminate employment with any Seller. Except as disclosed to the Purchasers, no Key Business Employees have indicated that they intend to retire within the next five years.

(c)Sellers will provide to Purchaser access to complete copies of all employee files including but not limited to Business Employee and Key Business Employee files maintained in electronic or other format as maintained by Sellers.  Purchaser shall keep all information in the files confidential and use it only for human resource purposes.

5.27Information Security.

(a)To the Knowledge of the Sellers, the Business has not suffered a security breach with respect to any proprietary data or trade secrets in the last twenty-four (24) months.

(b)The Sellers, in respect of the Business, (i) have an informal privacy policy regarding the collection and use of information that identifies, or could reasonably be used to identify, any natural persons (including names, addresses, telephone numbers, email addresses, social security numbers, and/or account information) (“Personal Information”) and (ii) to the Knowledge of Sellers, are in compliance, and have complied, with the privacy policies applicable to the Business, all applicable Laws regarding information privacy and security and the collection, use, disposal, disclosure, maintenance and transmission of Personal Information in connection with the Business and, to the extent applicable, the Payment Card Industry Data Security Standard (PCI DSS).  No claim or action is pending or threatened in writing against any Seller relating to its use of Personal Information in the conduct of the Business.  Neither the execution, delivery or performance of this Agreement or any Transaction Document nor the consummation of any of the transactions contemplated hereby will result in any violation of (i) any privacy policies applicable to the Business or (ii) any agreement of any Seller with respect to the collection, use, disposal, disclosure, maintenance, and transmission of Personal Information.

5.28Full Disclosure.  No representation or warranty by any Seller in this Agreement, and no document furnished or to be furnished to the Purchaser pursuant to this Agreement, or in

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connection herewith or with the transactions contemplated hereby, to the Knowledge of the Sellers, contain or will contain any untrue or misleading statement of material fact or omits or will omit any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which made, not misleading.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF PURCHASER The Purchaser hereby represents and warrants to the Sellers as follows:

6.1Organization and Good Standing.  The Purchaser is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and carry on its business.

6.2Authorization of Agreement.  The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party in connection with the consummation of the transactions contemplated by this Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution and delivery by the Purchaser of this Agreement and any other Transaction Document to which it is a party, the performance of the Purchaser’s obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser, and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) constitutes the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

6.3Conflicts; Consents of Third Parties.

(a)Except as set forth on Schedule 6.3, none of the execution or delivery by the Purchaser of this Agreement or any other Transaction Document to which it is a party, the consummation of any of the transactions contemplated hereby or thereby, or compliance by the Purchaser with any of the provisions hereof or thereof does or will conflict with, or result in any violation of, or constitute a breach of or a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, modification or cancellation under, or result in the creation of any Lien, upon any of the properties or assets of the Purchaser under, any provision of (i) the certificate of incorporation, bylaws or other organizational documents of the Purchaser; (ii) any Contract or Permit to which the Purchaser is a party or by which the Purchaser or any of its properties or assets is bound; (iii) any Order of any Governmental Body applicable to the Purchaser or by which the Purchaser or any of its properties or assets is bound; or (iv) any applicable Law.

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(b)Except as set forth on Schedule 6.3, no consent, waiver, approval, Order, Permit or authorization of, or declaration, registration or filing with, or notification to, any Person or Governmental Body is required on the part of the Purchaser in connection with the execution, delivery or performance of this Agreement or any other Transaction Document to which it is a party, the compliance by the Purchaser with any of the provisions hereof or thereof, or the consummation of any of the transactions contemplated hereby or thereby.

6.4Litigation.  There are no Legal Proceedings pending or, to the knowledge of the Purchaser, threatened that are reasonably likely to prohibit or limit the ability of the Purchaser to enter into this Agreement or any other Transaction Document to which it is a party, to consummate any of the transactions contemplated hereby or thereby or to perform any of its obligations hereunder or thereunder.

6.5Financial Advisors. No Person has acted, directly or indirectly, as a broker, finder or financial advisor for the Purchaser in connection with the transactions contemplated by this Agreement. No Person is entitled to any fee or commission or like payment from the Sellers in respect thereof.

ARTICLE VII

COVENANTS

7.1Conduct of Business Prior to the Closing.  From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by the Purchaser, the Sellers shall (x) conduct the Business in the Ordinary Course of Business, and (y) use reasonable best efforts to maintain and preserve intact their respective current Business organization, operations and franchise and to preserve the rights, franchise, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having relationships with the Business.  Without limiting the foregoing, from the date hereof until the Closing Date, each Seller shall:

(a)preserve and maintain all Permits required for the conduct of the Business as currently conducted or the ownership and use of the Purchased Assets;

(b)pay the debts, Taxes and other obligations of the Business when due;

(c)maintain the properties and assets included in the Purchased Assets in the same condition as they were on the date of this Agreement, subject to ordinary wear and tear;

(d)not permit any subleases or lease amendments to the Real Property Leases, without Purchaser’s prior consent, which consent will not be unreasonably withheld or delayed;

(e)continue in full force and effect without modification all insurance policies, except as required by applicable Law;

(f)defend and protect the properties and assets included in the Purchased

Assets from infringement or usurpation;

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(g)perform all of its obligations under all Assumed Contracts;

(h)maintain the Books and Records in accordance with past practice;

(i)comply in all material respects with all Laws applicable to the conduct of the Business or the ownership and use of the Purchased Assets; and

(j)not take or permit any action that would cause any of the changes, events or conditions described in Section 5.8 to occur.

7.2Access to Information.  From the date hereof until the Closing, each Seller shall (a) permit Representatives of the Purchaser to have access to all premises, properties, Books and Records, Contracts, other records and documents, and personnel, relating to the Business, (b) furnish the Purchaser and its Representatives with such financial, operating and other data and information related to the Business as the Purchaser or any of its Representatives may reasonably request, and (c) instruct Representatives of each Seller to cooperate with the Purchaser in its investigation of the Business.

7.3Exclusivity.

(a)From the date hereof until the Closing (the “Exclusivity Period”), no Seller or Principal shall (i) authorize, direct or permit any of its or their respective Representatives or Affiliates to take any action to directly or indirectly solicit, initiate, seek, encourage, facilitate, approve, endorse, recommend or respond to any inquiry, proposal, or offer (whether formal or informal, written, oral or otherwise) from, or participate in any discussions or negotiations with, any third party regarding any (A) direct or indirect acquisition or sale of any Seller in whole or in part, (B) merger, consolidation, reorganization, recapitalization, liquidation, dissolution or other business combination or extraordinary corporate transaction involving any Seller, (C) acquisition, disposition, or listing on any securities exchange of any portion of the membership interests or voting power of any Seller (whether by sale, assignment, issuance, proxy, pledge, encumbrance or otherwise, other than the issuance of membership interests of any Seller upon exercise or conversion of options, warrants or other equity-based securities issued prior to the date of this Agreement), (D) acquisition or disposition of any material asset or material portion of the assets of any Seller (whether by sale, assignment, option, license, pledge, encumbrance or otherwise, other than bona fide sales and nonexclusive licenses of products in the Ordinary Course of Business) (any such transaction described in clauses (A), (B), (C) or (D) of this Section 7.3(a)(i), a “Third Party Acquisition”); (ii) furnish any non-public information concerning the business, properties or assets of any Seller or division of any Seller to any other Person (other than the Purchaser or its Representatives); or (iii) engage in discussions or negotiations with any Person (other than the Purchaser and its Representatives) concerning any Third Party Acquisition.  Each Seller agrees that any such discussions or negotiations in progress as of the date of this Agreement shall be immediately terminated and that in no event shall any Seller approve, accept or enter into an agreement concerning any Third Party Acquisition during the Exclusivity Period. During the Exclusivity Period, no Seller or Principal shall authorize, direct or cause any of their respective Representative or Affiliates to continue or participate in any negotiations or discussions with any Person for the purpose of effecting an acquisition, joint venture with or strategic investment in any other Person or business.

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(b)Each Seller shall immediately notify any Person with whom or with which discussions or negotiations of the nature described in Section 7.3(a) are pending as of the date hereof that such Seller is terminating such discussions or negotiations. If any Seller receives any inquiry, proposal or offer of the nature described in Section 7.3(a), such Seller shall, within one (1) day after such receipt, notify the Purchaser of such inquiry, proposal or offer, including the identity of the other party and the terms of such inquiry, proposal or offer.

(c)Each Seller agrees that the rights and remedies for noncompliance with this Section 7.3 shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to the Purchaser and that money damages would not provide an adequate remedy to the Purchaser.

7.4Notice of Certain Events.

(a)From the date hereof until the Closing, each Seller and the Principal shall promptly notify the Purchaser in writing of:

(ii)any fact, circumstance, event or action the existence, occurrence or taking of which (A) has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) has resulted in, or could reasonably result in, any representation or warranty made by any Seller hereunder not being true and correct or (C) has resulted in, or could reasonably be expected to result in, the failure of any of the conditions set forth in Section 8.1 to be satisfied;

(iii)any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(iv)any notice or other communication from any Governmental Body in connection with the transactions contemplated by this Agreement;

(v)any Legal Proceedings commenced or, to each Seller’s Knowledge, threatened against, relating to or involving or otherwise affecting the Business, the Purchased Assets or the Assumed Liabilities that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 5.16 or that relates to the consummation of the transactions contemplated by this Agreement; and

(vi)the occurrence of any data breach or compromise of any of the

Seller’s information security systems.

(b)The Purchaser’s receipt of information pursuant to this Section 7.4 shall not operate as a waiver or otherwise affect any representation, warranty or agreement given or made by any Seller in this Agreement and shall not be deemed to amend or supplement the Schedules.

7.5Governmental and Third-Party Notices and Consents.

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(a)Each party shall use its reasonable best efforts to obtain or caused to be obtained, at its expense, all waivers, permits, consents, approvals or other authorizations from Governmental Bodies, and to effect all registrations, filings and notices with or to Governmental Bodies, as may be required for such party to consummate the transactions contemplated by this Agreement and to otherwise comply with all applicable Laws in connection with the consummation of the transactions contemplated by this Agreement.

(b)Each Seller and the Principal shall use their respective reasonable best efforts to give all notices to third parties in connection with and obtain all Required Consents.

7.6Closing Efforts.  Each party shall use its reasonable best efforts to take all actions and do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including using its reasonable best efforts to cause (i) its respective representations and warranties to remain true, correct and complete in all material respects through the Closing Date and (ii) the conditions to the obligations of the other party to consummate the transactions contemplated by this Agreement to be satisfied.

7.7Further Assurances.

(a)At any time or from time to time after the Closing, at the request of the Purchaser and without further consideration, each Seller agrees to execute and deliver to the Purchaser any further documents or instruments and perform any further acts that may reasonably be deemed necessary, appropriate or advisable by the Purchaser to vest, record, perfect, support and/or confirm the rights herein conveyed, or intended so to be, with respect to any of the Purchased Assets.  Nothing herein shall be deemed a waiver by the Purchaser of their right to receive at the Closing an effective assignment of such rights by each Seller as otherwise set forth in this Agreement.

(b)After the Closing, at the request of the Purchaser and without further consideration, each Seller agrees to use its reasonable best efforts to assist the Purchaser in hiring those former employees of each Seller specified by the Purchaser.

7.8Confidentiality.  Each Seller and the Principal acknowledge that it and its respective Affiliates possess and may continue to possess after the Closing knowledge of confidential and valuable business information relating to the Business and the Purchased Assets not generally known by or available to the public and agrees, and shall cause its respective Affiliates, at all times (a) to keep confidential all such information, (b) not to use such confidential information on its own behalf (except in connection with the transactions contemplated hereby) or on behalf of any other Person, other than the Purchaser or the Purchaser’s Affiliates, and (c) not to disclose such confidential information to any third party (other than to each Seller’s counsel, accountants and other advisors in connection with the transactions contemplated hereby) without the Purchaser’s prior written approval; provided, however, that no Seller or Principal shall have any such obligations with respect to confidential information that has become a matter of public knowledge or has been or is hereafter publicly disclosed, in any case through no fault of any Seller, any Principal or any of their respective Affiliates or representatives.

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7.9Preservation of Records. The Purchaser shall have the right for a period of seven (7) years following the Closing Date to have reasonable access to those books, records and accounts, including financial and accounting records, tax records, correspondence, production records, employment records and other records that are retained by each Seller pursuant to the terms of this Agreement to the extent that any of the foregoing is needed by the Purchaser for the purpose of conducting the Business after the Closing and complying with its obligations under applicable securities, tax, environmental, employment or other Laws. Neither the Purchaser nor the Sellers shall destroy any such books, records or accounts retained by it without first providing the other party with the opportunity to obtain or copy such books, records, or accounts at such other party’s expense. Promptly upon request by the Purchaser made at any time following the Closing Date, each Seller shall authorize the release to the Purchaser of all files pertaining to each Seller, the Purchased Assets or the Business held by any federal, state, county or local authorities, agencies or instrumentalities.

7.10Publicity.  None of the Sellers, any Principal or any of their respective Affiliates shall issue any press release or public announcement concerning this Agreement or any of the transactions contemplated hereby or make any other public disclosure containing the terms of this Agreement without Purchaser’s prior consent, which consent shall not be unreasonably withheld or delayed.  The parties acknowledge that the Purchaser will be required to make filings with the Securities and Exchange Commission disclosing the terms of this Agreement and the transactions contemplated thereby.

7.11Collection of Receivables.  Following the Closing, if the Purchaser or its Affiliate receives or collects any funds relating to any Excluded Asset, the Purchaser or its Affiliate shall remit any such funds to the Sellers within five (5) Business Days after its receipt thereof.

Further, the Purchaser and the Sellers agree to use their reasonable best efforts to cooperate in notifying customers, or prior customers, of the Business to make all payments in connection with the Business directly to the Purchaser (except as to any Excluded Asset) and shall otherwise direct correspondence and inquiries relating to the Business to the Purchaser. All payments will be applied to the oldest accounts receivable unless the payor specifically noted where to apply them.

7.12Tax Matters.

(a)Each Seller shall pay, when due, all transfer, documentary, sales, use, stamp, registration and other similar Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the consummation of any of the transactions contemplated by this Agreement and shall, at its own expense, file all necessary Tax Returns and other documentation with respect to such Taxes, fees and charges.

(b)Following the Closing, the Sellers and the Purchaser shall, as reasonably requested by the other: (i) assist the other party in preparing any Tax Returns relating to any Business which such other party is responsible for preparing and filing; (ii) cooperate fully in preparing for any Tax audit of, or dispute with, any Taxing Authority regarding, and any Legal Proceeding relating to, liability for Taxes, in the preparation or conduct of any Legal Proceeding or investigation of claims, and in connection with the preparation of financial statements or other

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documents to be filed with any Taxing Authority, in each case with respect to the Business; and (iii) make available to the other party, as reasonably requested, and to any Taxing Authority all information, records, and documents relating to Taxes relating to the Business.

(c)All real property Taxes, personal property Taxes and similar ad valorem obligations, if any, levied on the Business or the Purchased Assets for a Straddle Period, whether or not imposed or assessed before or after the Closing Date, shall be apportioned between the Purchaser and the Sellers based on the number of days of such taxable period included in the taxable period prior to the Closing Date and the number of days of such taxable period after the Closing Date.  The Sellers shall be liable for the proportionate amount of such Taxes that is attributable to the taxable period prior to the Closing Date, and the Purchaser shall be liable for the proportionate amount of such Taxes that is attributable to such taxable period after the Closing Date.

7.13Employees.

(a)The employment of all employees of Sellers employed in connection with the Purchased Assets will be terminated by Sellers as of the later of (i) the Closing Date or (ii) the date that is sixty (60) days following the delivery of the statutory notice required under the Hawaii Dislocated Workers Act. Purchaser will offer employment without loss of seniority to any or all eligible employees of Sellers employed in connection with the Purchased Assets as listed on a schedule mutually agreed to between the Purchaser and Sellers, which schedule shall include all employees of Sellers employed on connection with the Purchased Assets (except the employees of Desert Island Restaurants, L.L.C.) as of the Closing Date. With respect to those employees of Sellers who accept the offer of employment with Purchaser, Purchaser shall not take any action during the ninety (90) day period following the Closing Date which would constitute a plant closing or mass layoff (as those terms are defined in the Worker Adjustment and Retraining Notification (“WARN”) Act).  Further, Sellers shall not within ninety (90) days of the Closing Date, effectuate an “employment loss”, “plant closing” or “mass layoff,” as those terms are defined in the WARN Act or any action which would constitute a “closing, divestiture, partial closing, or relocation” as those terms are defined in the Hawaii Dislocated Workers Act, affecting in whole or in part any of the Restaurants.  The Purchaser shall not assume any of Sellers’s employment Liabilities that have accrued on or before the Closing Date, including without limitation unpaid FICA, FUTA, unemployment Tax, pension or profit-sharing plan contributions, health and welfare benefits, employee fringe benefits, Liabilities under the WARN Act and Hawaii’s plant closing and displaced workers’ laws, severance benefits, bonuses, vacation time or pay or incentive programs of any type, nor shall Purchaser acquire any interest in or obligation under any pension, profit sharing, retirement or other plan of Sellers. Further, Sellers shall remain liable for all employment Liabilities arising out of claims alleging discrimination, harassment, retaliation, failure to pay wages or provide benefits, unlawful termination, misclassification of employees or any other violation of federal, state or local law filed, threatened, or otherwise pursued by Sellers’ employees prior to the Closing Date or based on events that arose prior to the Closing Date.  Sellers shall retain all severance obligations, if any, to its employees. Sellers shall retain all Liabilities relating to any Employee Benefit Plan. Notwithstanding the foregoing, Purchaser shall credit each employee it hires with their past employment with Sellers for purposes of determining under Purchaser’s policies any vacation,

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sick leave and other paid time off, if any.  Purchaser shall be solely responsible for any liability for accrued benefits for such employees, if applicable, from and after the Closing Date.

(b)Sellers or Sellers’ ERISA Affiliate shall maintain a Health Plan after the Closing Date and provide continuation of health coverage pursuant to COBRA for all M&A Qualified Beneficiaries. “M&A Qualified Beneficiaries” means each individual who is a “qualified beneficiary” whose “qualifying event” occurred prior to or in connection with the sale of the Purchased Assets and who is, or whose qualifying event occurred in connection with, a covered employee whose last employment prior to the qualifying event was associated with the Purchased Assets being sold. (The terms within quotes are as defined in COBRA and its related regulations). On the Closing Date, all Business Employees and Key Business Employees hired by Purchaser shall become employees of Purchaser and not of Sellers.

(c)Purchaser shall cooperate with Sellers in making any notices required by the WARN Act or other applicable federal or state laws.

(d)Purchaser shall notify Sellers regarding which Business Employees and Key Business Employees have been employed by Purchaser within ten (10) days following the Closing Date. Purchaser shall send to the appropriate Social Security Administration office a duly completed Form W-3 and accompanying copies of the duly completed Forms W-2. Purchaser shall properly prepare and file a final Form 941 and Schedule D (Form 941) with respect to the calendar year in which the Closing Date occurs.

Sellers shall furnish to Purchaser the Forms W-4 and W-5 of each Business Employee and Key Business Employee that Sellers are timely notified is employed by Purchaser for the portion of the calendar year up to and including the Closing Date. It is the intent of the parties hereto that the obligations of Sellers and Purchaser under this Section 7.13 shall be carried out in accordance with Sections 5 and 6 of Revenue Procedure 2004-53. Sellers shall remain responsible for Form W-2 reporting obligations for those Business Employees and Key Business Employees, if any, who do not become employees of Purchaser.

(e)Purchaser and Sellers acknowledge that as of the Closing Date they will enter into the DIR Management Agreement, pursuant to which Sellers shall provide Purchaser with the services of certain of its employees to assist Purchaser in the transition period following the Closing Date.

7.14Non-Assignable Contracts and Permits and Liquor Licenses.

(a)Nothing in this Agreement shall be construed as an attempt to assign to Purchaser any Contract or Permit which by applicable law or its terms is non-assignable or the assignment of which would constitute a violation of law, contract, commitment, or other agreement. To the Knowledge of Sellers, no Contract or Permit is non-assignable or would, in the event it were assigned, constitute a violation of any law, contract, commitment or other agreement, except for the food establishment permit issued by the Department of Health of the State of Hawaii which is non-assignable and Purchaser must apply for and secure its own food establishment permit.

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(b)If, as of the Closing Date, an attempted assignment of any non-Material Contract or Permit (other than a Liquor License) would be ineffective or would affect Purchaser’s rights thereunder so that Purchaser would not in fact receive all such rights (the “Non-assigned Contracts and Permits”), then such failure shall not affect the Closing except as hereinafter set forth.  Sellers must obtain the written approval of the applicable Liquor

Commissions of each county in which the Restaurants are located in connection with the transfer of the Liquor Licenses into Purchaser’s name as licensee. If, and so long after the Closing Date as, such assignment shall not have been made or a temporary liquor license not issued to Purchaser, Sellers shall faithfully comply with the provisions of the Management Services Agreement in relation to the sale and consumption of alcoholic beverages at the affected Restaurants.

(c)Nothing in this Section 7.14 shall derogate from the parties’ obligations under Section 7.6.

7.15Continuing Existence of Sellers.  Sellers shall maintain their limited liability company existence for a period of not less than sixty (60) months after the Closing Date.

7.16Post-Closing Audited Financial Statements.  To the extent the Purchaser is required under any applicable Laws to file or furnish any audited financial statements prepared in accordance with GAAP to any Governmental Body, including but not limited to the Securities and Exchange Commission, the Sellers shall cooperate in good faith (including making available appropriate employees and outside accountants and providing relevant information and access to relevant information), during normal business hours and upon reasonable advance notice, with Purchaser’s preparation within sixty (60) days after the Closing, at Purchaser’s expense, of audited financial statements (prepared in accordance with GAAP and Securities Exchange Act Reg. S-X) for the operations of the Business for the fiscal periods ended December 31, 2015 and December 31, 2016, together with a report on such financial information by the PCAOB registered accounting firm thereon.

7.17Gift Cards.  After the Closing Date it is contemplated that Gift Cards, House Accounts, Comps and Promotional Discounts sold or issued by Sellers prior to the Closing Date and which are not redeemed prior to the Closing Date will be presented to Purchaser for redemption. Following the Closing Date, Purchaser shall recognize and honor such Gift Cards, House Accounts, Comps and Promotional Discounts upon presentation. Subject to this Section

7.17 and the Gift Card Escrow and Reimbursement Agreement, for a period of eighteen (18) months following the Closing Date (the “Gift Card Liability Period”), Sellers shall reimburse and indemnify Purchaser for any such amount in accordance with Section 9.2 hereof. Sellers and Purchaser shall enter into the Gift Card Escrow and Reimbursement Agreement to provide for a cash escrow in the amount provided therein and such agreement will have a term equal to the

Gift Card Liability Period. Following the expiration of the Gift Card Liability Period, the Gift Card Escrow Agent shall deliver to Sellers the remaining balance of the Gift Card Escrow Account in accordance with the Gift Card Escrow and Reimbursement Agreement. Disbursements to Purchaser in connection with the redemption of Gift Cards, House Accounts,

Comps and Promotional Discounts during the period of the Gift Card Escrow Account shall be in accordance with the terms, and subject to the conditions, set forth in the Gift Card Escrow and Reimbursement Agreement.

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7.18Redemption of Gift Cards.  Following the expiration of the Gift Card Liability Period, Purchaser shall continue to honor any Gift Cards issued by Sellers prior to the Closing Date and presented to Purchaser for redemption, subject to Section 7.17 above.

7.19Non-Competition and Non-Solicitation.  Both Desert Islands Restaurants, L.L.C and W. Randall Schoch will execute an agreement not to compete in the form attached hereto as Exhibit F and Exhibit G, respectively.

7.20Real Property Lease Notices.  Sellers will provide the Purchaser with copies of all notices from any landlord under each Real Property Lease within three (3) business days of receipt of such notice and vice versa.

7.21Report of Bulk Sale or Transfer; Tax Clearance Certificates.  Purchaser and each Seller acknowledge the allocation of the Purchase Price is required to be set forth in the Report of Bulk Sale or Transfer required under Section 237-43 of the Hawai‘i Revised Statutes (the

“Bulk Sale Tax Report”), the form of which is attached hereto as Schedule 7.21.  The allocations set forth in the Bulk State Tax Report, or in any other report required by applicable law that requires the Purchase Price to be allocated among portions of the Purchased Assets and/or among the Sellers shall conform to the Purchase Price Allocation as determined by Section 3.4— Purchase Price Allocation.  Not later than ten (10) Business Days prior to the Closing Date,

Seller shall file with the State of Hawaiʻi Department of Taxation the Bulk Sale Tax Report and a special Hawai‘i general excise Tax Return for the Taxes due for the sale of inventory, pay all Taxes that are payable in connection with the filing of such return and file such returns and pay any other Taxes, interest and penalties, if any, as may be required to cause the Department of Taxation to issue the certificate that said Bulk Sales Tax Report has been filed and that all taxes, penalties and interest due on the date thereof have been paid, and to deliver the filed-stamped report and certification to Purchaser and Seller at the Closing.  Seller and Purchaser agree that the Closing Date shall be adjourned as necessary to permit delivery of such report and certificate issued by the Department of Taxation at Closing.

7.22Survivability.  The provisions of this Article VII (except for Section 7.21) shall survive the Closing Date.

ARTICLE VIII CONDITIONS TO CLOSING

8.1Conditions to Obligations of the Purchaser.  The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or wavier by the Purchaser) of the following additional conditions:

(a)Other than the representations and warranties of the Sellers and the Principal contained in Section 5.1, Section 5.2, Section 5.6 and Section 5.20, the representations and warranties of the Sellers and the Principal set forth in this Agreement, the other Transaction Documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not

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qualified by materiality or Material Adverse Effect) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date).  The representations and warranties of the Sellers and the Principal contained in Section 5.1, Section 5.2, Section 5.6 and Section 5.20 shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b)The Sellers and the Principal shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by it as of or prior to the Closing Date.

(c)The Sellers and the Principal shall have obtained at their own expense (and shall have provided executed copies thereof to the Purchaser) all Required Consents, all of which shall be in full force and effect.

(d)No Legal Proceeding (i) challenging or seeking to prevent the consummation of the transactions contemplated by this Agreement, or (ii) that would cause the transactions contemplated by this Agreement to be rescinded following consummation, or (iii) that would affect adversely the right of the Purchaser to own, operate or control any of the Purchased Assets, or to conduct the Business as currently conducted, following the Closing, and no such judgment, order, decree, stipulation or injunction shall be in effect.

(e)No Material Adverse Effect shall have occurred, and no event or circumstance shall have occurred or arisen that would reasonably be expected to result in a Material Adverse Effect.

(f)No data breach or compromise of any Seller’s information security systems shall have occurred.

(g)The Sellers and the Principal shall have duly executed and delivered each Transaction Document (other than this Agreement) to which it is a party and such other documents or deliverables required of it in connection with the Closing under Section 4.2.

(h)       The Purchaser shall have received all Permits that are necessary for it to conduct the Business as conducted by the Sellers as of the Closing Date, except for the Liquor Licenses which will be transferred by Sellers to Purchaser after the Closing Date.

(i)The Sellers shall have delivered to the Purchaser payoff letters with respect to all secured indebtedness of the Sellers and documents evidencing the release or termination of all Liens on the Purchased Assets, and copies of UCC termination statements to be filed upon the Closing with respect to all UCC financing statement evidencing Liens.

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(j)The Sellers shall have terminated the Franchise Agreements and delivered evidence of such terminations to the Purchaser, provided Purchaser shall cause the franchisor to enter into such termination agreements.

(k)The Purchaser shall have received from the Sellers the results of an inventory count of the Business as of the date immediately prior to the Closing Date.

8.2Conditions to Obligations of the Sellers.  The obligation of the Sellers to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or wavier by the Sellers) of the following additional conditions:

(a)Other than the representations and warranties of the Purchaser contained in Section 6.1, Section 6.2 and Section 6.5, the representations and warranties of the Purchaser set forth in this Agreement, the other Transaction Documents and any certificate or other writing delivered pursuant hereto shall be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date).  The representations and warranties of the Purchaser contained in Section 6.1, Section 6.2 and Section 6.5 shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b)The Purchaser shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by it as of or prior to the Closing Date.

(c)No Legal Proceeding (i) challenging or seeking to prevent the consummation of the transactions contemplated by this Agreement, or (ii) that would cause the transactions contemplated by this Agreement to be rescinded following consummation, or (iii) that would affect adversely the right of the Purchaser to own, operate or control any of the Purchased Assets, or to conduct the Business as currently conducted, following the Closing, and no such judgment, order, decree, stipulation or injunction shall be in effect.

(d)The Purchaser shall have duly executed and delivered each Transaction Document (other than this Agreement) and such other documents or deliverables required of it in connection with the Closing under Section 4.2.

(e)The Purchaser shall have paid Sellers the Purchase Price.

(f)The Purchaser shall have received from the Sellers the results of an inventory count of the Business as of the date immediately prior to the Closing Date.

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ARTICLE IX INDEMNIFICATION

9.1Survival.  The representations and warranties of the parties contained in this

Agreement shall survive for eighteen (18) months after the Closing Date; provided that the representations and warranties contained in (a) Section 5.1 (Organization and Good Standing), Section 5.2 (Authorization of Agreement), Section 5.7 (Undisclosed Liabilities), Section 5.11(b) (Title to and Sufficiency of Assets) and Section 5.21 (Financial Advisors) shall survive indefinitely, and (b) Section 5.9 (Taxes), Section 5.14 (Employee Benefit Plans) and Section

5.18 (Environmental Matters) (together with the representations and warranties described in clause (a) of this Section 9.1, each, a “Fundamental Representation” and collectively, the “Fundamental Representations”) shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus sixty (60) days. Notwithstanding the foregoing, if a written claim or written notice is given under this Article IX with respect to any representation or warranty prior to the expiration of the applicable survival period, the claim with respect to such representation or warranty shall continue until such claim is finally resolved.

9.2Indemnification by the Sellers and the Principal. Subject to Section 9.5 hereof, the Sellers and the Principal, jointly and severally, hereby agree to reimburse, defend, indemnify and hold harmless the Purchaser and its Affiliates and their respective directors, officers, employees, stockholders, members, managers, partners, agents, attorneys, representatives, successors and permitted assigns (collectively, the “Purchaser Indemnified Parties”) from and against any and all losses, Liabilities, fines, damages, Taxes and Expenses (individually, a “Loss” and, collectively, “Losses”) relating to, based upon, resulting from or arising out of:

(a)any inaccuracy or breach of any of the representations or warranties made by any Seller, the Principal, or both, in this Agreement or any of the other Transaction Documents;

(b)any breach of or failure to perform any covenant or agreement made by any Seller or the Principal in this Agreement or any of the other Transaction Documents;

(c)the ownership, use or operation of any of the assets or properties of any Seller (including any of the Purchased Asset) or the Business prior to the Closing, including but not limited to any claims under the Environmental Laws or the Release of Hazardous Materials which arise from events or circumstances prior to the Closing;

(d)any of the Excluded Assets or Excluded Liabilities;

(e)any and all Taxes (i) relating to any Pre-Closing Tax Period with respect to the Sellers, the Business or any of the Purchased Assets, (ii) relating to the portion of any Straddle Period ending on and including the Closing Date with respect to the Sellers, the

Business or any of the Purchased Assets, (iii) any other Taxes of the Sellers or any of their equity holders or Affiliates, including any Taxes that arise in connection with the execution and delivery of this Agreement or the consummation of any of the transactions contemplated hereby

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(including, without limitation, all transfer, documentary, sales, use, stamp, registration and other similar Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest));

(f)any Environmental Claim or the investigation, remediation or correction of any Environmental Condition caused by, relating to or arising out of (i) any condition prior to the Closing at the Leased Real Property or any property previously owned, leased or operated by any Seller or any of its respective predecessors in interest, as applicable; and (ii) the operations prior to the Closing of any Seller or any of its predecessors in interest, as applicable, including arising out of the disposal, migration, Release or threatened Release of any Hazardous Substance owned, controlled or possessed by any Seller or any of its predecessors in interest, as applicable;

(g)any failure of the Sellers or any of their predecessors in interest, as applicable, to comply with any Environmental Law prior to the Closing, including the installation of any pollution control equipment or other equipment to bring the Business or Purchased Assets into compliance with all Environmental Laws;

(h)any Liability arising under any Environmental Law assumed by the Sellers or any of its predecessors in interest, as applicable, prior to the Closing pursuant to the terms of any Contract, Real Property Lease, settlement or other written and legally binding arrangement between or among the Sellers or any of its predecessors in interest, as applicable, and any other Person;

(i)any matter or Seller Benefit Plan disclosed or required to be disclosed in

Schedule 5.14(a) or Schedule 5.16;

(j)100% of the amount of any Gift Cards issued by the Sellers prior to the

Closing Date and presented to Purchaser for redemption during the Gift Card Liability Period;

(k)any and all employment Liabilities arising out of claims alleging discrimination, harassment, retaliation, failure to pay wages or provide benefits, unlawful termination, misclassification of employees, or any other violation of federal, state or local law filed, threatened, or otherwise pursued by Sellers’ employees prior to the Closing Date or based on events that arose prior to the Closing Date; or

(l)any data breach or compromise of any Seller’s information security systems that occurred prior to the Closing, regardless of whether any Seller was aware of any data breach or compromise of its information security systems prior to or after the Closing; provided, however, that the Purchaser Indemnified Parties’ right to indemnification under this Section 9.2(l) shall expire after eighteen months following the Closing Date.

The foregoing agreement to indemnify shall not include any Loss solely resulting from a

Purchaser Indemnified Party’s willful misconduct.

9.3Indemnification by Purchaser.  Subject to Section 9.5 hereof, the Purchaser hereby agrees to reimburse, defend, indemnify and hold harmless the Sellers and their respective directors, officers, employees, stockholders, members, managers, partners, agents, attorneys,

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representatives, successors and permitted assigns (collectively, the “Seller Indemnified Parties”)

from and against any and all Losses relating to, based upon, resulting from or arising out of:

(a)any inaccuracy or breach of any of the representations or warranties made by the Purchaser in this Agreement or any of the other Transaction Documents;

(b)any breach of or failure to perform any covenant or agreement made by the Purchaser in this Agreement or any of the other Transaction Documents;

(c)any of the Assumed Liabilities; or

(d)any Liability relating to the Business arising from and after the Closing Date, except to the extent expressly covered by the Sellers’ and Principal’s indemnification obligations under Section 9.2.

The foregoing agreement to indemnify shall not include any Loss solely resulting from a Seller

Indemnified Party’s willful misconduct.

9.4Indemnification Procedures.

(a)In the event that any Legal Proceedings shall be instituted, or that any claim shall be asserted, by any Person not party to this Agreement in respect of an Indemnification Claim, the party seeking indemnification (the “Indemnified Party”) shall promptly cause written notice of the assertion of any Indemnification Claim of which it has knowledge that is covered by this indemnity to be delivered to the party from whom indemnification is sought (the “Indemnifying Party”); provided that no delay on the part of the Indemnified Party in giving any such notice shall relieve the Indemnifying Party of any indemnification obligation hereunder unless (and then solely to the extent that) the Indemnifying Party is materially prejudiced by such delay. The Indemnifying Party shall have the right, at its sole option and expense, to engage counsel of its choice, which must be reasonably satisfactory to the Indemnified Party, to defend the Indemnified Party against any Indemnification Claim and if the Indemnifying Party elects to defend against any Indemnification Claim, it shall within twenty (20) Business Days (or sooner, if the nature of the Indemnification Claim so requires)

(the “Dispute Period”) notify the Indemnified Party of its intent to do so. If the Indemnifying Party does not elect within the Dispute Period to defend the Indemnified Party against any Indemnification Claim, the Indemnified Party may defend against such Indemnification Claim. If the Indemnifying Party elects to defend the Indemnified Party against any Indemnification Claim, (i) the Indemnifying Party shall use its commercially reasonable efforts to defend and protect the interests of the Indemnified Party with respect to such Indemnification Claim, (ii) the Indemnified Party, prior to or during the period in which the Indemnifying Party assumes the defense of such matter, may take such reasonable actions as the Indemnified Party deems necessary to preserve any and all rights with respect to such matter, without such actions being construed as a waiver of the Indemnified Party’s rights to defense and indemnification pursuant to this Agreement, (iii) the Indemnifying Party shall be deemed to have agreed that it shall indemnify the Indemnified Party for such Indemnification Claim pursuant to the provisions of this Article IX and (iv) the Indemnified Party may participate, at his or its own expense, in the defense of such Indemnification Claim; provided, however, that such Indemnified Party shall be

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entitled to participate in any such defense with separate counsel at the expense of the Indemnifying Party if (A) so requested by the Indemnifying Party to participate or (B) based upon the advice of counsel to the Indemnified Party, a conflict or potential conflict exists between the Indemnified Party and the Indemnifying Party, or there are defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party, that would make such separate representation advisable; and provided, further, that the Indemnifying Party shall not be required to pay for more than one firm of counsel for all Indemnified Parties in connection with an Indemnification Claim.  The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such Indemnification Claim.  Notwithstanding anything in this Section 9.4 to the contrary, the

Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle or compromise, or permit a default or consent to entry of any judgment with respect to, any Indemnification Claim (each, a “Settlement”) unless (i) the claimant and such Indemnifying

Party provide to such Indemnified Party an unqualified release from all Liability in respect of the Indemnification Claim, (ii) such Settlement does not impose any Liabilities on the Indemnified Party, and (iii) with respect to any non-monetary provision of such Settlement, such provisions would not, in the Indemnified Party’s reasonable judgment, have or be reasonably expected to have any material adverse effect on the business, assets, properties, condition (financial or otherwise), results of operations or prospects of the Indemnified Party.

(b)If the Indemnifying Party does not undertake within the Dispute Period to defend Indemnified Party against an Indemnification Claim, then the Indemnifying Party shall have the right to participate in any such defense at its sole cost and expense, but, in such case, the Indemnified Party shall control the investigation and defense and may settle or take any other actions the Indemnified Party deems reasonably advisable without in any way waiving or otherwise affecting the Indemnified Party’s rights to indemnification pursuant to this Agreement.

(c)In the event that an Indemnified Party should have an Indemnification

Claim against the Indemnifying Party hereunder which it determines to assert, but which does not involve a Legal Proceeding or claim by a third party, the Indemnified Party shall send written notice to the Indemnifying Party describing in reasonable detail the nature of such Indemnification Claim and the Indemnified Party’s estimate of the amount of Losses attributable to such Indemnification Claim.  The Indemnifying Party shall have twenty (20) Business Days from the date such claim notice is delivered during which to notify the Indemnified Party in writing of any good faith objections it has to the Indemnified Party’s notice or Indemnification Claim, setting forth in reasonable detail each of the Indemnifying Party’s objections thereto. If the Indemnifying Party does not deliver such written notice of objection within such twenty (20) Business Day period, the Indemnifying Party shall be deemed to have accepted responsibility for the prompt payment of the Indemnified Party’s Indemnification Claim, and shall have no further right to contest the validity of such Indemnification Claim. If the Indemnifying Party does deliver such written notice of objection within such twenty (20) Business Day period, the Indemnifying Party and the Indemnified Party shall attempt in good faith to resolve any such dispute within thirty (30) days of the delivery by the Indemnifying Party of such written notice of objection, and if not resolved in such thirty (30) day period, may be resolved through Legal Proceedings brought by either party or by such other means as such parties mutually agree.

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(d)If the Sellers do not deliver a written notice of objection to a Purchaser Indemnified Party with respect to an Indemnification Claim in accordance with Section 9.4(c), or an Indemnification Claim of a Purchaser Indemnified Party has been finally resolved by a Law of a Governmental Body with respect to which all appeals have been determined or rights to appeal have expired, by a Settlement or by agreement of such Purchaser Indemnified Party and the Sellers (in any such case, a “Resolution”), the amount of Losses incurred by such Purchaser Indemnified Party with respect to such Indemnification Claim shall be the joint and several obligations of the Sellers and the Principal and shall be paid to such Purchaser Indemnified Party promptly following such Resolution.

9.5Additional Indemnification Provisions.

(a)       Any Indemnification Claim to be made by the Purchaser or the Sellers, as the case may be, shall be made on or prior to the expiration of the applicable survival period set forth in Section 9.1, except as otherwise provided therein.

(b)Other than with respect to any representations and warranties the inaccuracy or breach of which is the result of fraud, on or prior to the Closing, or any Losses under Section 9.2(j), to which the Indemnity Threshold (as defined below) shall not apply, none of the Purchaser Indemnified Parties shall be permitted to recover any Losses under Section 9.2, unless and until the aggregate amount of Losses under such Section considered together exceeds

$200,000 (the “Indemnity Threshold”), whereupon the Purchaser Indemnified Parties shall be entitled to indemnification hereunder or otherwise for all such Losses in excess of the Indemnity Threshold.

(c)Other than with respect to any representations and warranties the inaccuracy or breach of which is the result of fraud, on or prior to the Closing, to which the Indemnity Threshold shall not apply, none of the Seller Indemnified Parties shall be permitted to recover any Losses under Section 9.3(a), unless and until the aggregate amount of Losses under such Section considered together exceeds the Indemnity Threshold, whereupon the Seller Indemnified Parties shall be entitled to indemnification hereunder for all such Losses in excess of the Indemnity Threshold.

(d)In no event shall the total indemnification to be paid under Section 9.2 or Section 9.3 for Losses arising with respect to all matters exceed the Purchase Price, provided that the indemnification obligation of the Principal under this Article IX shall not exceed Fifteen Million Dollars ($15,000,000), with the exception of indemnification for (x) any inaccuracy or breach of any of the representations and warranties as a result of fraud and (y) any inaccuracy or breach of any of the Fundamental Representations to which no such limit shall apply and to which there shall be no limit on the ability to pursue all legal remedies.

(e)       The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or agreement, shall not affect the right to indemnification or other remedy based on any such representation, warranty, covenant or agreement.

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9.6Tax Treatment of Indemnity Payments.  The Sellers and the Purchaser agree to treat any indemnity payment made pursuant to this Article IX or otherwise as an adjustment to the consideration for the Purchased Assets for federal, state, local and foreign income tax purposes.

9.7Exclusive Remedy.  The sole and exclusive remedy following Closing for any breach of or default under this Agreement shall be indemnification in accordance with this Article IX (including but not limited to Section 9.5(b)), except with respect to any claim based upon fraud by the Purchaser or the Sellers.

9.8Gift Card Escrow Account.  At the Closing, Purchaser, Sellers and a banking or escrow institution selected by Purchaser with the reasonable consent of Sellers, as the Gift Card escrow agent, shall enter into the Gift Card Escrow and Reimbursement Agreement.

9.9Liability Escrow Arrangement.  On the Closing Date, Sellers shall deposit a cash amount equal to Two Million Dollars ($2,000,000.00) (the “Liability Escrow Fund”) with a banking or other financial institution selected by Purchaser with the reasonable consent of Sellers as escrow agent, such deposit to be governed by the terms set forth therein and in the Indemnification Escrow Agreement attached hereto as Exhibit I. The Liability Escrow Fund shall be available solely to compensate the Purchaser Indemnified Parties pursuant to the indemnification obligations of Sellers (exclusive of the Gift Card indemnification in clause (j) set forth in Section 9.2 above), subject to the Indemnity Threshold under Section 9.5(b), and shall be exhausted prior to the Purchaser pursuing any claims in excess of the Liability Escrow Fund.  At the date which is six (6) months after Closing, if less than ten percent ($200,000) of the escrow amount has been drawn, then the balance of the escrow account will be reduced to $1,000,000. This escrow account shall remain in place for twelve (12) months following Closing.

ARTICLE X TERMINATION

10.1Termination.  This Agreement may be terminated at any time prior to the Closing:

(a)by mutual written consent of the parties;

(b)by the Purchaser by written notice to the Sellers if:

(ii)any Seller is in breach of any representation, warranty or covenant contained in this Agreement that would give rise to the failure of any of the conditions specified in Section 8.1 and such breach is not cured within five (5) days following delivery by the Purchaser to the Seller of written notice detailing the nature of such breach; or

(iii)the Closing shall not have occurred on or before one hundred twenty (120) days following the date of this Agreement by reason of the failure of any condition precedent under Article VIII (unless the failure results primarily from a breach by the Purchaser of any representation, warranty or covenant contained in this Agreement);

(c)by the Sellers by written notice to the Purchaser if:

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(ii)the Purchaser is in breach of any representation, warranty or covenant contained in this Agreement that would give rise to the failure of any of the conditions specified in Section 8.2 and such breach is not cured within five (5) days following delivery by the Seller to the Purchaser of written notice detailing the nature of such breach; or

(iii)the Closing shall not have occurred on or before one hundred twenty (120) days following the date of this Agreement by reason of the failure of any condition precedent under Article VIII (unless the failure results primarily from a breach by any Seller of any representation, warranty or covenant contained in this Agreement).

10.2Effect of Termination. If any party terminates this Agreement pursuant to Section

10.1, all obligations of the parties hereunder shall terminate without any Liability of any party to the other parties (except for any Liability of a party for fraud or willful breach of any provision of this Agreement prior to such termination).

ARTICLE XI MISCELLANEOUS

11.1Expenses.  Except as otherwise expressly provided in this Agreement, the

Purchaser and the Sellers shall bear its own Expenses incurred in connection with the negotiation, preparation and execution of this Agreement and each other Transaction Document and the consummation of the transactions contemplated hereby and thereby, including all fees and disbursements of counsel, accountants, investment bankers and other advisors retained by such party.

11.2Submission to Jurisdiction; Consent to Service of Process.

(a)The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of Hawaii over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto shall be heard and determined in such courts.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b)Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by delivery of a copy thereof in accordance with the provisions of Section 11.5.

11.3Entire Agreement; Amendments and Waivers.  This Agreement (including the schedules and exhibits hereto) and the Transaction Documents represent the entire understanding and agreement among the parties hereto with respect to the subject matter hereof.  This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party

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against whom enforcement of any such amendment, supplement, modification or waiver is sought.  No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.  No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

11.4Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Hawaii applicable to contracts made and performed in such State, without reference to conflict of law rules that would require the application of the Laws of another jurisdiction.

11.5Notices.  All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt), (b) when sent by facsimile (with written confirmation of transmission) or (c) one (1) Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party(ies) pursuant to this provision):

If to the Sellers or the Principal to: Desert Island Restaurants LLC

6263 N. Scottsdale Rd. # 374

Phoenix, AZ 85250

Attention: W. Randall Schoch

Phone: (480) 945-0088

Facsimile: (602) 224-7876

With a copy to (which shall not constitute notice) to: Sullivan Meheula Lee

733 Bishop Street, Ste. 2900

Honolulu, Hawaii 96813

Attention: Terrence M. Lee, Esq. Phone: 808-599-9555

Facsimile:  808-533-2467

If to the Purchaser, to:

RCSH Operations, Inc.

c/o Ruth’s Hospitality Group, Inc.

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1030 W. Canton Ave. Suite 100

Winter Park, FL 32789

Attention: General Counsel

Phone: (407) 829-3451

With a copy (which shall not constitute notice) to: Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, New York 10019

Attention: Jeffrey Spindler, Esq. Phone:  (212) 451-2300

Facsimile:  (212) 451-2222

11.6Severability. If any term or other provision of this Agreement is invalid, illegal,

or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.  Except as otherwise expressly provided for in this Agreement, nothing contained in any representation or warranty, or the fact that any representation or warranty may or may not be more specific than any other representation or warranty, shall in any way limit or restrict the scope, applicability or meaning of any other representation or warranty contained in this Agreement.

11.7Binding Effect; No Third-Party Beneficiaries; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any Person not a party to this Agreement, except as otherwise contemplated by Sections 9.2 and 9.3. No assignment of this Agreement or of any rights or obligations hereunder may be made by the Sellers or the Purchaser, directly or indirectly (by operation of law or otherwise), without the prior written consent of the other parties hereto, and any attempted assignment without the required consents shall be void; provided, however, that the Purchaser may assign its rights, interests and obligations hereunder to any Affiliate; provided, further, that no assignment of any obligations hereunder shall relieve the parties hereto of any such obligations.  Upon any such permitted assignment, the references in this Agreement to the Purchaser shall also apply to any such assignee unless the context otherwise requires.

11.8Specific Performance.  The parties acknowledge and agree that any breach of this Agreement would give rise to irreparable harm for which monetary damages would not be an adequate remedy.  The Sellers and the Purchaser accordingly agree that the non-breaching party shall be entitled, in addition to any other remedies available under applicable Law or this Agreement, to enforce the terms of this Agreement by decree of specific performance without

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the necessity of proving the inadequacy of monetary damages as a remedy and to obtain injunctive relief against any breach or threatened breach of this Agreement, without the requirement to post bond or other security.

11.9Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement, and photostatic, .pdf or facsimile copies of fully-executed counterparts of this Agreement shall be given the same effect as originals.

** REMAINDER OF PAGE INTENTIONALLY LEFT BLANK **

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the date first written above.

PURCHASER:

RCSH OPERATIONS, INC. By:/s/ Michael P. O’Donnell

Name:Michael P. O’Donnell

Title:Chief Executive Officer

SELLERS:

DESERT ISLAND RESTAURANTS, L.L.C. By:/s/ W. Randall Schoch

Name:W. Randall Schoch, Trustee of

the Schoch Revocable Living

Trust dated November 19, 2001

Title:Manager

HONOLULU STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:/s/ W. Randall Schoch

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

MAUI STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:/s/ W. Randall Schoch

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

[Signature Page to Asset Purchase Agreement]

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WAILEA STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:/s/ W. Randall Schoch

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

BEACHWALK STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:/s/ W. Randall Schoch

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

LAVA COAST STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:/s/ W. Randall Schoch

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

KAUAI STEAK HOUSE, LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:/s/ W. Randall Schoch

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

PRINCIPAL:

/s/ W. Randall Schoch

W. RANDALL SCHOCH, Trustee of the Schoch

Revocable Living Trust dated November 19, 2001

[Signature Page to Asset Purchase Agreement]

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  EXHIBIT A

FORM OF BILL OF SALE

BILL OF SALE

Desert Island Restaurants, L.L.C., Honolulu Steak House, LLC, Maui Steak House LLC,

Wailea Steak House LLC, Beachwalk Steak House, LLC,

Lava Coast Steak House, LLC, and

Kauai Steak House, LLC

Dated: ,

Pursuant to the terms of that certain Asset Purchase Agreement, dated as of November 2, 2017 (the “Purchase Agreement”), by and among RCSH Operations, Inc., a California corporation (the “Purchaser”), Desert Island Restaurants, L.L.C., an Arizona limited liability company, Honolulu Steak House, LLC, a Hawaii limited liability company, Maui Steak House LLC, a Hawaii limited liability company, Wailea Steak House LLC, a Hawaii limited liability company, Beachwalk Steak House, LLC, an Arizona limited  liability  company, Lava Coast Steak  House, LLC, an Arizona limited liability company, and Kauai Steak House, LLC, an Arizona limited liability company (each, a “Seller” and collectively, the “Sellers”), and the Principal party thereto, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Seller does hereby sell, assign, transfer, convey and deliver to the Purchaser, effective as of the date hereof, all of its respective right, title and interest in and to the Purchased Assets (as defined in the Purchase Agreement), free and clear of all Liens of any nature whatsoever. Nothing contained in this Bill of Sale shall be construed to limit or terminate the representations, warranties, covenants and agreements set forth in the Purchase Agreement. Capitalized terms used in this Bill of Sale not defined herein shall have the meanings given to them in the Purchase Agreement.

This Bill of Sale shall be binding upon the successors and permitted assigns of the Sellers and shall inure to the benefit of the successors and permitted assigns of the Purchaser. In case of any conflict or inconsistency between this Bill of Sale and the Purchase Agreement, the Purchase Agreement shall prevail.

This Bill of Sale shall be governed by the laws of the State of Hawaii, without regard to conflict of laws rule or principle that might refer the governance or the construction of this Bill of Sale to the laws of another jurisdiction, and may not be amended or modified except by a written instrument executed by the parties hereto.

The Sellers agree to execute and deliver to the Purchaser such further instruments of transfer and assignment as the Purchaser may reasonably from time to time request in order to transfer and assign to, and vest in, the Purchaser all of the right, title and interest hereby transferred and assigned or intended so to be.

This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Bill of Sale and all of which, when taken together, shall be deemed to constitute one and the same instrument, and photostatic, .pdf or facsimile copies of fully-executed counterparts of this Bill of Sale shall be given the same effect as originals.

[Signature Page Follows]

4361467-1

IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale to be duly executed as of the date first written above.

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

HONOLULU STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

MAUI STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

WAILEA STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

BEACHWALK STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

LAVA COAST STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

KAUAI STEAK HOUSE, LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

EXHIBIT B

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

4361505-1

ASSIGNMENT AND ASSUMPTION AGREEMENT

Desert Island Restaurants, L.L.C., Honolulu Steak House, LLC, Maui Steak House LLC,

Wailea Steak House LLC, Beachwalk Steak House, LLC, Lava Coast Steak House, LLC, and

Kauai Steak House, LLC

This Assignment and Assumption Agreement (this “Agreement”) is dated as of,

201

, by and among RCSH Operations, Inc., a California corporation (the “Purchaser”), and Desert

Island Restaurants, L.L.C., an Arizona limited liability company, Honolulu Steak House, LLC, a Hawaii limited liability company, Maui Steak House LLC, a Hawaii limited liability company, Wailea Steak House LLC, a Hawaii limited liability company, Beachwalk Steak House, LLC, an Arizona limited liability company, Lava Coast Steak House, LLC, an Arizona limited liability company, and Kauai Steak House, LLC, an Arizona limited liability company (each, a “Seller” and collectively, the “Sellers”).

WHEREAS, pursuant to the Asset Purchase Agreement, dated as of November 2, 2017 (the “Purchase Agreement”), by and among the Purchaser, the Sellers and the Principal party thereto, the Sellers have agreed to transfer to the Purchaser, and the Purchaser has agreed to assume from the Sellers, the Assumed Liabilities; and

WHEREAS, capitalized terms used in this Agreement but not defined herein shall have the meanings given to them in the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.         ASSIGNMENT AND DELEGATION. The Sellers hereby assign, transfer, convey and delegate to the Purchaser the Assumed Liabilities (as defined in the Purchase Agreement) of the Sellers.

2.         ASSUMPTION OF OBLIGATIONS AND LIABILITIES.   The Purchaser hereby assumes, effective as of the date hereof, the Assumed Liabilities of the Sellers. From and after the date hereof, the Purchaser shall pay, honor, perform and discharge when due the Assumed Liabilities of the Sellers. The Purchaser shall not, by entering into this Agreement or any other Transaction Document, assume or be obligated or liable for any Excluded Liabilities.

3.MISCELLANEOUS.

3.1       Amendment.   This Agreement can  be amended,  supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto.

3.2Interpretation.

(a)In case of any conflict between this Agreement and the Purchase Agreement, the

Purchase Agreement shall prevail.

(b)The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.

4361505-1

3.3Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

3.4       Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement, and photostatic, .pdf or facsimile copies of fully-executed counterparts of this Agreement shall be given the same effect as originals.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the date first written above.

PURCHASER:

RCSH OPERATIONS, INC.

By:

Name:Michael P. O’Donnell

Title:Chief Executive Officer

SELLERS:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

HONOLULU STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

MAUI STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

WAILEA STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

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BEACHWALK STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

LAVA COAST STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

KAUAI STEAK HOUSE, LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

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EXHIBIT C

FORM OF DOMAIN NAME ASSIGNMENT

4361519-2

DOMAIN NAME ASSIGNMENT

This Domain Name Assignment is effective as of the day of , 201   . WHEREAS, Desert Island Restaurants, L.L.C., an Arizona limited liability company, with an address of 623 N. Scottsdale Rd. # 374, Phoenix, AZ 85250 (“Assignor”), owns the domain names

http://www.ruthschrishawaii.com and http://jp.ruthschrishawaii.com, as well as common law rights to said domain names (collectively, the “Domain Name”);

WHEREAS, RCSH Operations, Inc., a California corporation, with an address of c/o Ruth’s Hospitality Group, Inc., 1030 W. Canton Ave., Suite 100, Winter Park, FL 32789 (“Assignee”), desires to acquire the Domain Name, together with the goodwill of the business connected with and symbolized by the Domain Name.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, transfers and assigns, free and clear of all liens and encumbrances, the Domain Name and the registration thereof, together with the goodwill of the business connected with and symbolized by such Domain Name, and any trademark, service mark, or intellectual property rights relating thereto, to the extent any such trademark, service mark, or intellectual property rights exist. Assignor shall cooperate with Assignee and follow Assignee’s reasonable instructions in order to effectuate the transfer of the Domain Name registrations in a timely manner. Specifically, within five (5) days of the effective date of this Domain Name Assignment, Assignor agrees to execute and transmit any necessary documentation and/or electronic instructions to the registrar of the Domain Name, proposed by Assignee in reasonable form and content, and/or to correspond, as may be reasonably requested by Assignee, with the registrar to authorize the transfer of the Domain Name to Assignee.

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

RCSH OPERATIONS, INC.

By:

Name:Michael P. O’Donnell

Title:Chief Executive Officer

4361519-2

EXHIBIT D

CONSULTING AGREEMENT – W. RANDALL SCHOCH

4326697-6

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this “Agreement”) is made and entered into this day of

, 201

, between RCSH Operations, Inc., a California

corporation (the “Company”), and W. Randall Schoch (“Consultant”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement, dated as of November 2, 2017, among the Company, Desert Island Restaurants, L.L.C., an Arizona limited liability company, Honolulu Steak House, LLC, a Hawaii limited liability company, Maui Steak House LLC, a Hawaii limited liability company, Wailea Steak House LLC, a Hawaii limited liability company, Beachwalk Steak House, LLC, an Arizona limited liability company, Lava Coast Steak House, LLC, an Arizona limited liability company, and Kauai Steak House, LLC, an Arizona limited liability company (each, a “Seller” and collectively, the “Sellers”), and Consultant (“Asset Purchase Agreement”).

RECITALS

WHEREAS, the Sellers are engaged in the business of owning and operating six existing

Ruth’s Chris Steak House restaurants operating in Hawaii;

WHEREAS, pursuant to the terms of the Asset Purchase Agreement, the Company will purchase from the Sellers the Purchased Assets; and

WHEREAS, as a material inducement to cause the Company to enter into the Asset Purchase Agreement, Consultant has agreed to act as a consultant to the Company for a period of one year.

NOW THEREFORE, the parties agree as follows:

1.Services.  Consultant will serve as a consultant to the Company. In such capacity, Consultant shall use his best efforts to preserve and enhance the good will of the Company with its customers, its employees, and the restaurant business, and with the public generally in

Hawaii, including but not limited to: (a) maintaining a visible presence and involvement at the Restaurants, consistent with historical practice; (b) introducing the Company to local organizations or groups with which Consultant has prior relationships; (c) assisting the Company with any marketing efforts in Hawaii;  (d) voicing support for the Company, its Affiliates and the Ruth’s Chris brand generally; (e) assisting the Company in the retention and recruitment of key management and hourly employees; (f) supporting existing, and assisting the Company in developing new, vendor relationships, including relationships with landlords; (g) upon request of the Company, assisting the Company with negotiations of lease renewals or lease amendments relating to the Restaurants; and (h) otherwise assisting in the smooth transition of ownership of the Restaurants from the Sellers to the Company. Consultant will report on his activities periodically to Michael O’Donnell, Chairman & CEO. Upon request of the Company,

Consultant will make himself available to Mr. O’Donnell and the Company for consultation on any of the above objectives.

2.         Term and Termination.  Unless sooner terminated pursuant to the terms hereof, this Agreement shall commence on the date hereof and shall continue for a period of one year (the “Term”). The Term may be extended upon mutual written agreement between the parties.

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Notwithstanding anything else contained herein to the contrary, and in addition to any other rights and remedies available at law, in equity or hereunder, the Company may terminate this Agreement for Cause (as hereinafter defined) at any time.  For purposes of this Agreement, “Cause” means (a) an intentional act of fraud, embezzlement, theft or any other material violation of law that occurs during or in the course of the Term, (b) intentional disclosure of the Company’s confidential information contrary to the Company’s policies, (c) intentional breach of any of the Company’s material policies, (d) the willful and continued failure of Consultant to perform his duties under this Agreement, and (e) conviction of a crime involving moral turpitude.  Upon any termination by the Company other than for Cause, the Company shall continue to pay Consultant under Section 3 hereof for the balance of the Term.

3.Fees and Expenses. In consideration for Consultant’s services rendered to the Company, the Company agrees to pay to Consultant the sum of $500,000, payable ratably over the twelve-month Term, as full and complete compensation for the services hereunder.  The Company agrees to reimburse Consultant, upon receipt of appropriate documentation, for such reasonable out-of-pocket expenses incurred by Consultant in performing the obligations under this Agreement in an amount not to exceed $50,000 in the aggregate over the Term.

4.Obligations of Consultant; Independent Contractor Status.  Consultant shall perform the services hereunder in accordance with all applicable laws, rules and regulations and by following and applying commercially reasonable professional guidelines and standards. It is expressly understood and agreed that Consultant shall, at all times, act as an independent contractor with respect to the Company and not as an employee or agent of the Company, and nothing contained in this Agreement shall be construed to create a joint venture, partnership, association or other affiliation, or like relationship, between the Consultant and the Company. Consultant shall be solely responsible for all of his withholding taxes, social security taxes, unemployment taxes, and workers’ compensation insurance premiums, subject to Section 5 below.  Consultant represents that he currently has no agreement with, or any other obligation to, any third party that conflicts with the terms of this Agreement.

5.Trade Secrets and Confidential Information.  Consultant acknowledges that in the course of providing services under this Agreement, he may receive information from the Company that has economic value that is not generally known or readily ascertainable through appropriate means by persons who might find it useful and as such, Consultant will exercise reasonable efforts to keep such information confidential.   Consultant shall not disclose such information outside the Company or use it against the Company. Anything to the contrary herein notwithstanding, the Company acknowledges and agrees that Consultant: (i) develops, owns or operates other restaurants and at his discretion may devote the majority of his time to such restaurants; and (ii) is privy to information, data, processes, methods and other intellectual property generally known by seasoned executives in the restaurant industry, and no such information or property shall be deemed to be owned or transferred to the Company or any Seller under any “work for hire” or other doctrine.

4326697-6

6.Notices.

(a)All notices provided for or required by this Agreement shall be in writing and shall be delivered personally to the other party, or mailed by certified or registered mail (return receipt requested), or delivered by a recognized overnight courier services, as follows:

If to the Company:RCSH Operations, Inc.

c/o Ruth’s Hospitality Group, Inc.

1030 W. Canton Ave. Suite 100

Winter Park, FL 32789

Attention: General Counsel

If to Consultant:W. Randall Schoch

c/o Desert Island Restaurants, L.L.C.

6263 N. Scottsdale Rd., #374

Scottsdale, AZ 85250

(b)Notices delivered pursuant to Section 6(a) hereof shall be deemed given: at the time delivered, if personally delivered; three (3) business days after being deposited in the mail, if mailed; and one (1) business day after timely delivery to the courier, if by overnight courier.

(c)Either party hereto may change the address to which notice is to be sent by written notice to the other party in accordance with the provisions of this Section 6.

7.Miscellaneous.  This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto, and any of the terms thereof may be waived, only by a written document signed by each party to this Agreement or, in the case of waiver, by the party or parties waiving compliance.  Consultant may not assign this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Company. This Agreement shall be governed by and construed in accordance with the Laws of the State of Florida applicable to contracts made and performed in such State, without reference to conflict of law rules that would require the application of the Laws of another jurisdiction. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement, and photostatic, .pdf or facsimile copies of fully-executed counterparts of this Agreement shall be given the same effect as originals.

[Signature page follows]

4326697-6

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as witnessed by their signatures below.

COMPANY:

RCSH OPERATIONS, INC.

By:

Name:Michael P. O’Donnell

Title:Chief Executive Officer

CONSULTANT:

W. Randall Schoch

[Signature Page to Consulting Agreement]

4326697-6

EXHIBIT E

DESERT ISLAND RESTAURANTS MANAGEMENT AGREEMENT

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DESERT ISLAND RESTAURANTS MANAGEMENT AGREEMENT

This MANAGEMENT AGREEMENT (the “Agreement”) is made as of this day

of, 201

, by and between RCSH Operations, Inc., a California corporation (the

“Owner”), and Desert Island Restaurants, L.L.C., an Arizona limited liability company (“DIR”).

BACKGROUND

A.The Owner and DIR, together with Honolulu Steak House, LLC, a Hawaii limited liability company, Maui Steak House LLC, a Hawaii limited liability company, Wailea Steak House LLC, a Hawaii limited liability company, Beachwalk Steak House, LLC, an Arizona limited liability company, Lava Coast Steak House, LLC, an Arizona limited liability company, and Kauai Steak House, LLC, an Arizona limited liability company (each a “Seller” and collectively, the “Sellers”) and the Principal (as defined therein) have entered into that certain Asset Purchase Agreement, dated as of November 2, 2017 (the “Purchase Agreement”).

B.All capitalized terms not otherwise defined in this Agreement have the meanings provided in the Purchase Agreement.

C.The parties desire to agree on certain transition issues in connection with the consummation of the Purchase Agreement on the terms and conditions set forth herein.

TERMS OF AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.General.

a.DIR agrees and acknowledges that, as of the Closing Date, DIR intends to provide certain information technology services, as listed in Exhibit A (the “IT Services”), certain purchasing services, as listed in Exhibit B (the “Purchasing Services”), and certain finance, accounting and other administrative services, as listed in Exhibit C (the “Support Services”) with respect to the operation of the Business which were used prior to Closing on a transitional basis to enable the Owner to continue to operate the Business on an uninterrupted basis in a manner generally consistent with the Sellers’ historical practices. The parties agree that network changes may be necessary to ensure on-going security to the Sellers’ and DIR’s environment during the Term (as defined below).

b.The parties recognize that during the Term, the Owner will, as circumstances permit, reduce or phase-out the Services (as defined in Section 3.b.2) set forth herein. Accordingly, as promptly as practicable following the execution of this Agreement, the Owner agrees to use commercially reasonable efforts to make a transition of each Service to its own internal organization or to obtain alternate third-party sources to provide the Services. The parties will cooperate in an orderly reduction or phase-out of the Services. The Owner agrees to

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coordinate any network changes with DIR so that the Sellers and DIR can make any changes necessary to ensure on-going security of the Sellers’ and DIR’s network and data.

c.DIR shall request approval from Owner prior to hiring or utilizing third- party subcontractors to provide all or part of any Service hereunder, such consent not to be unreasonably withheld.

2.Term.

a.The term of this Agreement (the “Term”), and all Services to be provided hereunder, shall commence on the Closing Date and shall terminate on the earlier of:

(1)180 days thereafter; or

parties.

(2)termination of this Agreement by the mutual written consent of the

b.Owner shall have the right to terminate any Service provided hereunder after giving at least thirty days’ written notice to DIR specifying the specific Service to be discontinued and the effective date.

c.Either party shall have the right to terminate this Agreement with respect to any Service, in whole or in part, if the other party commits a material breach of this Agreement and fails to cure such breach within 10 days after receiving written notice of such breach.

d.The Term may only be extended upon mutual written agreement of the parties, which shall be in each party’s sole discretion.

3.Compensation.

a.Responsibility for Wages and Fees. For such time as any employees of DIR are providing Services to the Owner under this Agreement, (1) such employees will remain employees of DIR and shall not be deemed to be employees of the Owner for any purpose, and (2) DIR shall be solely responsible for the payment and provision of all wages, bonuses, and commissions, employee benefits, including severance and worker’s compensation, and the withholding and payment of applicable Taxes relating to such employment.

b.Terms of Payment for Services.

(1)As consideration for provision of the IT Services, the Purchasing Services and the Support Services, the Owner shall pay DIR $45,000.00 per month (the “Monthly Services Fee”), which shall be due on the tenth calendar day of each calendar month for the IT Services, the Purchasing Services and the Support Services rendered by DIR in such month.

(2)As consideration for provision of any additional information technology services not listed on Exhibit A but that may be provided following mutual

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agreement by the parties (the “Additional IT Services”, and together with the IT Services, the Purchasing Services and the Support Services, the “Services”), the Owner shall pay DIR at a rate of $100.00 per hour, if DIR provides such Additional IT Services using its internal resources, or the Owner shall pay DIR the applicable hourly rate (together with any general excise taxes) on a “pass-through” basis, subject to any applicable minimums, if a third party provides the

Additional IT Services (in either instance, the “Additional IT Services Fee”).

(3)In addition to the Monthly Services Fee and any Additional IT Services Fee, in the event that DIR incurs any valid out-of-pocket expenses in the provision of any Service, including, without limitation, payments to third-party service providers, subcontractors, and purchasing consultants and costs associated with maintaining DIR’s existing systems environment, but excluding payments made to employees of DIR or any of its Affiliates pursuant to Section 3.a (such included expenses, collectively, “Out-of-Pocket Costs”), the Owner shall reimburse the DIR for all such Out-of-Pocket Costs, in accordance with Section 3.c. DIR shall obtain written approval from Owner before incurring Out-of-Pocket Costs in excess of

$10,000, such approval not to be unreasonably withheld.  To the extent any license fees are due during the Term, DIR shall cooperate with Owner to minimize the cost of such fees and negotiate appropriate coverage and duration of such license.

c.Invoicing. Any charges for the Services shall be incurred on a weekly basis, and unless otherwise specified in Exhibit B, DIR shall provide the Owner, in accordance with Section 9.g, with invoices (“Invoices”) issued once every two weeks, which shall set forth in reasonable detail, with such supporting documentation as the Owner may request with respect to any Out-of-Pocket Costs, amounts payable under this Agreement. The Owner shall make payments to DIR pursuant to this Agreement within 14 days after the date such Invoice is given from DIR to the Owner.

d.Taxes.  The Owner shall be responsible for all sales or use Taxes imposed or assessed as a result of the provision of Services by DIR, currently equal to 4.712%.

4.Use of the Premises.

a.During the Term, DIR, its Affiliates, their respective employees, and any third-party service providers or subcontractors who provide the Services shall have access to the Purchased Assets, premises and any books and records of the Business reasonably necessary for the purpose of transitioning the Business and otherwise monitoring the Business solely as it relates to the provision of the Services under this Agreement. Such employees of DIR, their Affiliates and employees of any third-party service providers or subcontractors shall be permitted to reasonable use of the premises and facilities, including telephone and Internet access, at no additional cost.

b.DIR shall not be obligated to pay rent or any other similar fee with respect to their use of the Owner’s facilities or assets during the Term.

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5.Confidentiality.  Each party agrees to maintain, and to cause its respective Affiliates, representatives and agents to maintain in strict confidence all confidential information in accordance with Section 7.8 of the Purchase Agreement.

6.Limitation of Liability; Insurance; Indemnification.

a.In no event shall either party be liable to the other party for lost profits or for any punitive, indirect, special, incidental or consequential damages, except in the case of gross negligence or willful misconduct, other than as set forth in Sections 6.c or 6.d of this

Agreement. Except in the case of gross negligence or willful misconduct on the part of DIR or as set forth in Section 6.d of this Agreement, DIR’s sole liability and the Owner’s sole remedy for any breach of DIR’s obligation to provide Services pursuant to this Agreement shall be for DIR to perform or re-perform such Services at no cost to the Owner.

b.The Owner shall carry, maintain and pay the premium for general liability insurance coverage for the Restaurants and the Services and shall name DIR as an additional insured under all such liability insurance policies. The Owner shall provide to DIR a certificate evidencing such insurance coverage if so requested.

c.Subject to the limitations set forth in Section 6.a of this Agreement, and in addition to the provisions of Section 9.3 of the Purchase Agreement, the Owner shall indemnify and hold harmless DIR, as one of the Seller Indemnified Parties (“DIR Indemnified Party”) in respect of any Losses of any DIR Indemnified Party as a result of, in connection with, or arising out of the provision of the Services and, to the extent through the Owner’s negligence or willful misconduct, data breaches. The Owner’s responsibility for any such Losses shall not be subject to the limitations of Section 9.5(c) of the Purchase Agreement.

d.Notwithstanding the limitations set forth in Section 6.a of this Agreement, and in addition to the provisions of Section 9.2 of the Purchase Agreement, DIR shall indemnify and hold harmless the Owner in respect of any Losses of the Owner as a result of, in connection with, or arising out of any data breach, but only to the extent such Loss was caused by DIR’s negligence or willful misconduct. DIR’s responsibility for any such Losses shall not be subject to the limitations of Section 9.5(b) of the Purchase Agreement.

7.Standard of Care. DIR shall use good faith efforts to provide the Services under this Agreement in accordance with the same standard of care followed by DIR in the operation of the Business prior to Closing.

8.Force Majeure. If DIR is unable to perform any of its duties or fulfill any of its covenants or obligations under this Agreement as a result of causes beyond its control and without its fault or negligence, including but not limited to acts of God or government, fire, flood, terrorism, war, governmental controls, and labor strife, then the obligations of DIR under this Agreement with respect to any Service shall be suspended during the period that DIR is prevented or hindered from providing such Service, or the Owner is prevented or hindered from receiving such Service, and DIR shall not be deemed to be in default of this Agreement during the continuance of such events which rendered them unable to perform. DIR shall promptly thereafter take such action as is reasonably necessary to enable it to resume performance of its

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duties and obligations under this Agreement.

9.Miscellaneous.

a.This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto.

b.This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they relate in any way to the subject matter hereof. In the event and to the extent that there is a conflict between the provisions of this Agreement and the provisions of the Purchase Agreement as it relates to the Services hereunder, the provisions of this Agreement shall control.

Agreement.

c.Sections 3, 5 and 6 shall survive indefinitely beyond the Term of this

d.No amendment of any provision of this Agreement shall be valid unless the same shall be in writing, signed by each of the parties hereto and identified in such writing as an amendment to this Agreement. Any waiver by any party of any breach hereunder, whether intentional or not, must be in writing by the waiving party and shall not be deemed to extend to any other or subsequent breach hereunder.

e.The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

f.Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other jurisdiction.

g.Any notice, request, information or other document to be given under this Agreement shall be given in accordance with the provision set forth in Section 11.5 of the Purchase Agreement.

h.This Agreement and any disputes arising under it shall be governed and construed in accordance with the laws of Hawaii, without reference to its conflicts of law principles. All disputes arising under this Agreement shall be resolved in accordance with Section 11.2 of the Purchase Agreement.

i.         This Agreement is not intended to and shall not be construed as creating a joint venture, partnership, agency or other association within the meaning of the common law or under the laws of the state in which any party is incorporated, organized, or conducting business. It is the intent of the parties that with respect to providing transitional assistance hereunder, DIR is an independent contractor. Each party hereby acknowledges responsibility for full payment of

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wages and other compensation to all employees and agents engaged in the performance of its services and obligations under this Agreement.

j.This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

k.         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

l.The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

[Signatures appear on the following page]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

RCSH OPERATIONS, INC.

By:

Name:Michael P. O’Donnell

Title:Chief Executive Officer

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

[Signature Page to Desert Island Restaurants Management Agreement]

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EXHIBIT A IT Services

1.

DIR will make reasonable efforts to provide use and break/fix support for the Restaurants and assistance to Owner in transition efforts, to the extent allowed by law or contractual agreement and consistent with historical practices, including continuing to maintain and support network hardware and access, for:

a.	the current Aloha hardware and software and related support and maintenance, including but not limited to the point-of-sale system;

b.PeopleMatter software and support;

c.Restaurant Accounting System;

d.	support of all current websites (foreign and domestic) including hosting and maintenance, social networks, all reservation systems and email marketing;

e.current marketing system for banquet contracts and booking;

f.any media that has been purchased or authorized; and

g.	all custom or other software, including but not limited to any spreadsheets, required to run the Business consistent with historical practices.

2.DIR will make reasonable efforts to provide:

a.

data files to the Owner for use in payroll processing on the Owner’s systems and assistance in creating export files to load HR/Payroll system data (historical and on-going) to support payroll processing; and

b.	data files or spreadsheets of financial restaurant data, including but not limited to data relating to sales, vendor information, purchasing transactions and taxes (current and historical).

3.	For any information technology services provided by a third party, DIR will use commercially reasonable efforts to cause such third party to continue to provide such support.

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EXHIBIT B Purchasing Services

1.

DIR will work with the Owner in good faith to continue to enable Owner to purchase Inventory for the Restaurants from all suppliers of the Restaurants prior to the Closing Date at the same FOB price available to the Sellers.

2.DIR will instruct all third party suppliers to provide such Inventory at the Sellers’ same

FOB cost.

3.DIR, in collaboration with the Owner, will make reasonable efforts to:

a.	review volume commitments and expirations of contracts with current national food and packaging suppliers and counsel whether to renew such contracts;

b.	provide reporting support on products distributed through distribution channels, including supplier inventories, proprietary products, and smallwares;

c.	assist in transfer of all national distributed products to the Owner’s designated distributors;

d.provide support for limited time offers/holiday promotions;

e.assist in transfer of proprietary smallwares to the Owner’s designated distributor;

f.provide support for processing purchasing transactions;

g.	provide purchasing support for regionally distributed products (e.g., seafood, produce); and

h.

other services consistent with the specifically listed Purchasing Services in this Exhibit B that are necessary for the Owner to continue to operate the Business following the Closing Date and mutually agreed to by the parties.

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EXHIBIT C Support Services

DIR will make reasonable efforts to provide assistance in connection with transitioning all finance, accounting, human resources and other administrative services relating to the Business to the Owner, including but not limited to the following:

1.

If needed, DIR will work with the Owner in good faith at the Owner’s cost and expense to cause the Sellers’ Gift Card processor to continue to provide such services for the Owner under the existing Sellers’ contract but billed directly to the Owner, or if the third party processor will not directly bill the Owner, the Owner will pay or reimburse DIR for all costs incurred by DIR for the processing of Gift Cards for the Restaurants on and after the Closing Date.

2.

If needed, DIR will work with the Owner in good faith at the Owner’s cost and expense to cause the Sellers’ credit card merchant processor to continue to provide such services for the Owner under the Sellers’ existing contract.

3.	DIR will continue, at the Owner’s sole discretion and to the extent legally permissible, to collect and provide the employee data necessary for the Owner to process payroll for the Restaurants.

4.	DIR will, at the Owner’s sole discretion, assist with daily accounting processes for the Restaurants, including daily sales reporting, invoice processing, payroll accounting and treasury accounting.

5.

DIR will continue, at the Owner’s sole discretion, to provide treasury services for the Business, including providing bank deposit accounts, bank disbursement accounts and armored car services for each restaurant location as well as for the Business as a whole, to the extent needed.

6.

DIR will continue to provide marketing support for existing programs, including but not limited to those with the Japanese Tourism Bureau, ANA, H.I.S. Hawaii and various hotels, resorts and travel agencies which send customers to the Business.

7.

DIR will continue to provide support for local and international advertising programs, website hosting, translation services, social media marketing, concierge referrals and local public relations matters.

8.DIR will coordinate with Owner to transfer information from Sellers’ guest database to

Owner, including emails and contact information for guests.

9.DIR will assist with processing vendor invoices and accounts payable matters.

10.	DIR will assist with human resources services, including recruiting, employment verification, hiring, training, health & safety certifications, benefits, workers

11

4320535-7

compensation claim processing, performance management and termination, all as directed and requested by Owner.

12

4320535-7

EXHIBIT F

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

DESERT ISLAND RESTAURANTS, L.L.C.

4363243-3

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

THIS NON-COMPETITION AND NON-SOLICITATION AGREEMENT (this

“Agreement”) is made and entered into this

day of

_, 201

, between

RCSH Operations, Inc., a California corporation (the “Company”), and Desert Island

Restaurants, L.L.C., an Arizona limited liability company (“Consultant”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement, dated as of November 2, 2017, among the Company, as the Purchaser, Consultant and the other Sellers (as defined therein) party thereto, and the Principal (as defined therein) (“Asset Purchase Agreement”).

RECITALS

WHEREAS, the Company, and its parent company and affiliates, as a result of the expenditure of time, skill, effort and money, developed and owns a unique system (the “System”) for the development and operation of full-service restaurants under the name and mark Ruth’s Chris Steak House (“RCSH Restaurants”);

WHEREAS, the System includes, but is not limited to, certain trade names, service marks, trademarks, symbols, logos, emblems and indicia of origin, including, but not limited to, the mark Ruth’s Chris Steak House and such other trade names, service marks, trademarks, symbols, logos, emblems and indicia of origin as the Company may develop in the future to identify for the public the source of services and products marketed under such marks (“Marks”) and under the System and representing the System’s high standards of quality, appearance and service; special recipes and menu items; uniform standards, specifications and procedures for operations; quality and uniformity of products and services offered; procedures for inventory and management and financial control; training and assistance; and advertising and promotional programs; all of which may be changed, improved and further developed by the Company from time to time and are used by the Company in connection with the operation of the System, but excluding such information and knowledge possessed or obtained by Consultant independently through its own industry knowledge and experience without the aid or involvement of the Company or the System (“Proprietary Information”);

WHEREAS, the Marks and Proprietary Information provide economic advantages to the Company and many are not generally known to, and are not readily ascertainable by proper means by, the Company’s competitors who could obtain economic value from knowledge and use of the Marks and Proprietary Information;

WHEREAS, the Company has taken and intends to take all reasonable steps to maintain the confidentiality and secrecy of the Proprietary Information;

WHEREAS, the Company has previously granted the Sellers certain franchise rights, including use of the System and the Proprietary Information, relating to the ownership, operation and development of the Restaurants pursuant to the Franchise Agreements;

WHEREAS, the Company and Consultant have agreed on the importance to the Company and other licensed users of the System of restricting use, access and dissemination of the Proprietary Information and the Sellers and Consultant have agreed in the Asset Purchase

4363243-3

Agreement that the Company’s obligation to purchase the Purchased Assets is subject to the condition that Consultant enters into this Agreement; and

WHEREAS, in order to induce the Company to consummate the purchases under the Asset Purchase Agreement on the Closing Date, Consultant is willing to execute, deliver, perform and be bound by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, the parties agree as follows:

1.Confidentiality Agreement.

(a)The Company has disclosed to Consultant and its Affiliates some or all of the Proprietary Information relating to the System and not generally known by the public or competitors. All non-public, proprietary or confidential information, including, without limitation, the System, drawings, specifications, techniques and compilations of data, which the Company or its Affiliates provided to Consultant, whether prior to or following the date of this Agreement, will be deemed confidential Proprietary Information for the purposes of this Agreement.

(b)Consultant acknowledges that Consultant and its Affiliates previously received the Proprietary Information in confidence and will, at all times, maintain them, or cause them to be maintained, in confidence and will not use this information for any reason whatsoever except as may be otherwise permitted in the Consulting Agreement dated as of the date hereof between the Company and Consultant.

(c)Consultant will not, and will cause its Affiliates, not to, at any time disclose, copy documents or compilations containing some or all of the Proprietary Information, or permit the disclosure of the Proprietary Information unless required by law and Consultant acknowledges that such information shall remain confidential. Consultant shall not use or adopt any secret recipes, formulas, or other Proprietary Information, use or duplicate the System or any portion thereof or assist others to do so.

(d)On the Closing Date, Consultant will surrender, and will cause its Affiliates, to surrender, any material containing some or all of the Proprietary Information to Company, including copies of recipes and other instructions or materials, unless otherwise required under the Franchise Agreements to surrender such materials on an earlier date.

(e)For a period of five (5) years following the Closing Date, Consultant will not, and will cause its Affiliates not to, at any time, directly or indirectly engage in any act or omission of act which causes Consultant or any Affiliates to engage in any act which will defame or disparage the RCSH Restaurants or the goodwill associated with the Proprietary Information and the System.

2.Non-Competition and Non-Solicitation.

(a)In consideration of the Purchase Price paid by the Company on the Closing Date to the Sellers pursuant to the Asset Purchase Agreement and in order to protect the goodwill and

4363243-3

unique qualities of the System, the confidentiality and value of the Proprietary Information, and the goodwill associated with Business, Consultant agrees and covenants that, during the period commencing on the Closing Date and ending on the five (5) year anniversary thereof within the State of Hawaii and the two (2) year anniversary thereof outside of the State of Hawaii (the “Restricted Period”):

(i)Consultant will not, will cause its Affiliates not to, (A) assist others in any business or service substantially similar to the RCSH Restaurants existing as of the date of this Agreement, or (B) divert, or attempt to divert, directly or indirectly, any business, business opportunity, or customer of the RCSH Restaurants to any competitor engaged in a business similar to the RCSH Restaurants existing as of the date of this Agreement, including a fine dining restaurant that offers steak as the primary menu item;

(ii)Consultant will not, and will cause its Affiliates not to, (A) assist others in any business or service substantially similar to the RCSH Restaurants existing as of the date of this Agreement to, (B) knowingly employ, or seek to employ, any person who is as of Closing Date, or was at any time within the twelve (12) months immediately preceding the Closing Date, employed by (x) the Company or any of its Affiliates, (y) by any Seller, Consultant or any of their respective Affiliates, or (z) any other franchisee or developer of the Company, or otherwise directly or indirectly induce such person to leave that person’s employment;

(iii)Consultant will not, directly or indirectly, for itself or through, on behalf of, or in conjunction with any Person, without the prior written consent of the Company, own, maintain, operate, engage in or have any financial or beneficial interest of five percent (5%) or more of any publicly-traded company in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), or advise, assist or make loans to, any restaurant business that is of a character and concept similar to the RCSH Restaurants existing as of the date of this Agreement, including any fine dining restaurant that offers steak as the primary menu item; and

(iv)within the State of Hawaii, Consultant will not, and will cause its

Affiliates not to, solicit, induce, influence or attempt to influence any supplier, lessor, licensor, or any other Person who has a business relationship with the Company, any Affiliate of Company,

or had a business relationship with any Seller, to discontinue or reduce the extent or scope of such relationship with the Company.

(b)Consultant agrees that the foregoing covenants are reasonable with respect to their duration, geographic area and scope, to protect, among other things, the Company’s acquisition of the goodwill associated with the Business. If a judicial or arbitral determination is made that any provision of this Section 2 constitutes an unreasonable or otherwise unenforceable restriction against Consultant or any of its Affiliates, then the provisions of this Section 2 shall be rendered void only to the extent such judicial or arbitral determination finds such provisions to be unenforceable. In that regard, any judicial or arbitral authority construing this Section 2 shall be empowered to sever any prohibited business activity, time period or geographical area from the coverage of any such agreements and to apply the remaining provisions of this Section 2 to the remaining business activities, time periods and/or geographical areas not so severed.  Moreover, in the event that any provision, or the application thereof, of this Section 2 is determined not to

4363243-3

be specifically enforceable, the Company shall nevertheless be entitled to recover monetary damages as a result of the breach of such agreement.

3.Miscellaneous

(a)Consultant agrees that, in the event of a breach of this Agreement, the Company would be irreparably injured and be without an adequate remedy at law. Therefore, in the event of such a breach, or attempted breach of any of the provisions hereof, the Company will be entitled to enforce the provisions of this Agreement and will be entitled, in addition to any other remedies which are made available to it at law or in equity, to an injunction prohibiting such breach.

(b)The non-prevailing party agrees to pay all reasonable expenses (including court costs and reasonable attorneys’ fees) incurred by the prevailing party (as determined by the court) in enforcing this Agreement.

(c)       Any failure by the Company to object to or take action with respect to any breach of any provision of this Agreement by Consultant will not operate or be construed as a waiver of or consent to that breach or any subsequent breach by Consultant.

(d)       Consultant acknowledges the receipt and adequacy of the consideration payable under the Asset Purchase Agreement, a portion of which is good and valuable consideration in exchange for Consultant making the covenants contained in this Agreement and agreeing to be legally bound by the covenants contained in this Agreement (and all other terms hereof).

(e)Consultant acknowledges (i) its responsibility to cause the Sellers and its other Affiliates to comply with the limitations in this Agreement and (ii) that any action taken by any of the Sellers or its other Affiliates that would, if taken by Consultant directly, constitute a breach of this Agreement shall constitute a breach for which Consultant is liable hereunder.

(f)This Agreement shall be governed by and construed in accordance with the Laws of the State of Hawaii applicable to contracts made and performed in such State, without reference to conflict of law rules that would require the application of the Laws of another jurisdiction.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of Hawaii over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto shall be heard and determined in such courts.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(g)This Agreement contains the entire agreement of the parties regarding the subject matter hereof. This Agreement may be modified only by a duly authorized writing executed by all parties.

4363243-3

(h)All notices provided for or required by this Agreement shall be in writing and shall be delivered personally to the other party, or mailed by certified or registered mail (return receipt requested), or delivered by a recognized overnight courier services, as follows:

If to the Company:RCSH Operations, Inc.

c/o Ruth’s Hospitality Group, Inc.

1030 W. Canton Ave. Suite 100

Winter Park, FL 32789

Attention: General Counsel

If to Consultant:Desert Island Restaurants, L.L.C.

6263 N. Scottsdale Rd, #374

Scottsdale, AZ 85250

Notices delivered pursuant to this Section 3(h) hereof shall be deemed given: at the time delivered, if personally delivered; three (3) business days after being deposited in the mail, if mailed; and one (1) business day after timely delivery to the courier, if by overnight courier. Either party hereto may change the address to which notice is to be sent by written notice to the other party in accordance with the provisions of this Section 3(h).

(i)The rights and remedies of the Company under this Agreement are fully assignable and transferable to any of the Company’s Affiliates and will inure to the benefit of such assignee. The respective obligations of Consultant hereunder may not be assigned by Consultant without the prior written consent of the Company,

(j)Consultant hereby represents to the Company that Consultant has read and understands, and agrees to be bound by, the terms of this Agreement.  Consultant acknowledges that the geographic scope and duration of the covenants contained in this Agreement are the result of arm’s-length bargaining and are fair and reasonable in light of (i) the importance of the goodwill acquired by the Company via the Asset Purchase Agreement, (ii) the nature and wide geographic scope of the operations of the RCSH Restaurants, and (iii) the fact that the RCSH Restaurants are conducted throughout, and derived from, the entire geographic area where competition is restricted by this Agreement. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permitted under applicable law, whether now or hereafter in effect and therefore, to the extent permitted by applicable law, the parties hereto waive any provision of applicable law that would render any provision of this Agreement invalid or unenforceable.

(k)This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement, and photostatic, .pdf or facsimile copies of fully-executed counterparts of this Agreement shall be given the same effect as originals.

[Signatures on following page]

4363243-3

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as witnessed by their signatures below.

COMPANY:

RCSH OPERATIONS, INC.

By:

Name:Michael P. O’Donnell

Title:Chief Executive Officer

CONSULTANT:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

[Signature Page to Non-Competition and Non-Solicitation Agreement]

4363243-3

EXHIBIT G

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

W. RANDALL SCHOCH

4326899-5

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

THIS NON-COMPETITION AND NON-SOLICITATION AGREEMENT (this

“Agreement”) is made and entered into this

day of

_, 201

, between

RCSH Operations, Inc., a California corporation (the “Company”), and W. Randall Schoch (“Consultant”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement, dated as of November 2, 2017, among the Company, as the Purchaser, the Sellers (as defined therein) party thereto, and Consultant (“Asset Purchase Agreement”).

RECITALS

WHEREAS, the Company, and its parent company and affiliates, as a result of the expenditure of time, skill, effort and money, developed and owns a unique system (the “System”) for the development and operation of full-service restaurants under the name and mark Ruth’s Chris Steak House (“RCSH Restaurants”);

WHEREAS, the System includes, but is not limited to, certain trade names, service marks, trademarks, symbols, logos, emblems and indicia of origin, including, but not limited to, the mark Ruth’s Chris Steak House and such other trade names, service marks, trademarks, symbols, logos, emblems and indicia of origin as the Company may develop in the future to identify for the public the source of services and products marketed under such marks (“Marks”) and under the System and representing the System’s high standards of quality, appearance and service; special recipes and menu items; uniform standards, specifications and procedures for operations; quality and uniformity of products and services offered; procedures for inventory and management and financial control; training and assistance; and advertising and promotional programs; all of which may be changed, improved and further developed by the Company from time to time and are used by the Company in connection with the operation of the System, but excluding such information and knowledge possessed or obtained by Consultant independently through his own industry knowledge and experience without the aid or involvement of the Company or the System (“Proprietary Information”);

WHEREAS, the Marks and Proprietary Information provide economic advantages to the Company and many are not generally known to, and are not readily ascertainable by proper means by, the Company’s competitors who could obtain economic value from knowledge and use of the Marks and Proprietary Information;

WHEREAS, the Company has taken and intends to take all reasonable steps to maintain the confidentiality and secrecy of the Proprietary Information;

WHEREAS, the Company has previously granted the Sellers certain franchise rights, including use of the System and the Proprietary Information, relating to the ownership, operation and development of the Restaurants pursuant to the Franchise Agreements;

WHEREAS, the Company and Consultant have agreed on the importance to the Company and other licensed users of the System of restricting use, access and dissemination of the Proprietary Information and the Sellers and Consultant have agreed in the Asset Purchase

4326899-5

Agreement that the Company’s obligation to purchase the Purchased Assets is subject to the condition that Consultant enters into this Agreement; and

WHEREAS, in order to induce the Company to consummate the purchases under the Asset Purchase Agreement on the Closing Date, Consultant is willing to execute, deliver, perform and be bound by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, the parties agree as follows:

1.Confidentiality Agreement.

(a)The Company has disclosed to Consultant and his Affiliates some or all of the Proprietary Information relating to the System and not generally known by the public or competitors. All non-public, proprietary or confidential information, including, without limitation, the System, drawings, specifications, techniques and compilations of data, which the Company or its Affiliates provided to Consultant, whether prior to or following the date of this Agreement, will be deemed confidential Proprietary Information for the purposes of this Agreement.

(b)Consultant acknowledges that Consultant and his Affiliates previously received the Proprietary Information in confidence and will, at all times, maintain them, or cause them to be maintained, in confidence and will not use this information for any reason whatsoever except as may be otherwise permitted in the Consulting Agreement dated as of the date hereof between the Company and Consultant.

(c)Consultant will not, and will cause his Affiliates, not to, at any time disclose, copy documents or compilations containing some or all of the Proprietary Information, or permit the disclosure of the Proprietary Information unless required by law and Consultant acknowledges that such information shall remain confidential. Consultant shall not use or adopt any secret recipes, formulas, or other Proprietary Information, use or duplicate the System or any portion thereof or assist others to do so.

(d)On the Closing Date, Consultant will surrender, and will cause his Affiliates, to surrender, any material containing some or all of the Proprietary Information to Company, including copies of recipes and other instructions or materials, unless otherwise required under the Franchise Agreements to surrender such materials on an earlier date.

(e)       For a period of five (5) years following the Closing Date, Consultant will not, and will cause his Affiliates not to, at any time, directly or indirectly engage in any act or omission of act which causes Consultant or any Affiliates to engage in any act which will defame or disparage the RCSH Restaurants or the goodwill associated with the Proprietary Information and the System.

2.Non-Competition and Non-Solicitation.

(a)In consideration of the Purchase Price paid by the Company on the Closing Date to the Sellers pursuant to the Asset Purchase Agreement, $250,000 of which is being allocated to

4326899-5

Consultant’s obligations under this Agreement (the “Allocation”), and in order to protect the goodwill and unique qualities of the System, the confidentiality and value of the Proprietary Information, and the goodwill associated with Business, Consultant agrees and covenants that, during the period commencing on the Closing Date and ending on the five (5) year anniversary thereof within the State of Hawaii and the two (2) year anniversary thereof outside of the State of Hawaii (the “Restricted Period”):

(i)Consultant will not, will cause his Affiliates not to, (A) assist others in any business or service substantially similar to the RCSH Restaurants existing as of the date of this Agreement, or (B) divert, or attempt to divert, directly or indirectly, any business, business opportunity, or customer of the RCSH Restaurants to any competitor engaged in a business similar to the RCSH Restaurants existing as of the date of this Agreement, including a fine dining restaurant that offers steak as the primary menu item;

(ii)Consultant will not, and will cause his Affiliates not to, (A) assist others in any business or service substantially similar to the RCSH Restaurants existing as of the date of this Agreement to, (B) knowingly employ, or seek to employ, any person who is as of Closing Date, or was at any time within the twelve (12) months immediately preceding the Closing Date, employed by (x) the Company or any of its Affiliates, (y) by any Seller, Consultant or any of

their respective Affiliates, or (z) any other franchisee or developer of the Company, or otherwise directly or indirectly induce such person to leave that person’s employment;

(iii)Consultant will not, directly or indirectly, for himself or through, on behalf of, or in conjunction with any Person, without the prior written consent of the Company, own, maintain, operate, engage in or have any financial or beneficial interest of five percent (5%) or more of any publicly-traded company in (including any interest in corporations, partnerships, trusts, unincorporated associations or joint ventures), or advise, assist or make loans to, any restaurant business that is of a character and concept similar to the RCSH Restaurants existing as of the date of this Agreement, including any fine dining restaurant that offers steak as the primary menu item; and

(iv)within the State of Hawaii, Consultant will not, and will cause his

Affiliates not to, solicit, induce, influence or attempt to influence any supplier, lessor, licensor, or any other Person who has a business relationship with the Company, any Affiliate of Company,

or had a business relationship with any Seller, to discontinue or reduce the extent or scope of such relationship with the Company.

(b)Consultant agrees that the foregoing covenants are reasonable with respect to their duration, geographic area and scope, to protect, among other things, the Company’s acquisition of the goodwill associated with the Business. If a judicial or arbitral determination is made that any provision of this Section 2 constitutes an unreasonable or otherwise unenforceable restriction against Consultant or any of his Affiliates, then the provisions of this Section 2 shall be rendered void only to the extent such judicial or arbitral determination finds such provisions to be unenforceable. In that regard, any judicial or arbitral authority construing this Section 2 shall be empowered to sever any prohibited business activity, time period or geographical area from the coverage of any such agreements and to apply the remaining provisions of this Section 2 to the remaining business activities, time periods and/or geographical areas not so severed.  Moreover,

4326899-5

in the event that any provision, or the application thereof, of this Section 2 is determined not to be specifically enforceable, the Company shall nevertheless be entitled to recover monetary damages as a result of the breach of such agreement.

3.Miscellaneous

(a)Consultant agrees that, in the event of a breach of this Agreement, the Company would be irreparably injured and be without an adequate remedy at law. Therefore, in the event of such a breach, or attempted breach of any of the provisions hereof, the Company will be entitled to enforce the provisions of this Agreement and will be entitled, in addition to any other remedies which are made available to it at law or in equity, to an injunction prohibiting such breach.

(b)The non-prevailing party agrees to pay all reasonable expenses (including court costs and reasonable attorneys’ fees) incurred by the prevailing party (as determined by the court) in enforcing this Agreement.

(c)       Any failure by the Company to object to or take action with respect to any breach of any provision of this Agreement by Consultant will not operate or be construed as a waiver of or consent to that breach or any subsequent breach by Consultant.

(d)Consultant acknowledges the receipt and adequacy of the consideration payable under the Asset Purchase Agreement, and that the Allocation is good and valuable consideration in exchange for Consultant making the covenants contained in this Agreement and agreeing to be legally bound by the covenants contained in this Agreement (and all other terms hereof).

(e)Consultant acknowledges (i) his responsibility to cause the Sellers and his other Affiliates to comply with the limitations in this Agreement and (ii) that any action taken by any of the Sellers or his other Affiliates that would, if taken by Consultant directly, constitute a breach of this Agreement shall constitute a breach for which Consultant is liable hereunder.

(f)This Agreement shall be governed by and construed in accordance with the Laws of the State of Hawaii applicable to contracts made and performed in such State, without reference to conflict of law rules that would require the application of the Laws of another jurisdiction.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of Hawaii over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto shall be heard and determined in such courts.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(g)This Agreement contains the entire agreement of the parties regarding the subject matter hereof. This Agreement may be modified only by a duly authorized writing executed by all parties.

4326899-5

(h)All notices provided for or required by this Agreement shall be in writing and shall be delivered personally to the other party, or mailed by certified or registered mail (return receipt requested), or delivered by a recognized overnight courier services, as follows:

If to the Company:RCSH Operations, Inc.

c/o Ruth’s Hospitality Group, Inc.

1030 W. Canton Ave. Suite 100

Winter Park, FL 32789

Attention: General Counsel

If to Consultant:W. Randall Schoch

c/o Desert Island Restaurants, L.L.C.

6263 N. Scottsdale Rd, #374

Scottsdale, AZ 85250

Notices delivered pursuant to this Section 3(h) hereof shall be deemed given: at the time delivered, if personally delivered; three (3) business days after being deposited in the mail, if mailed; and one (1) business day after timely delivery to the courier, if by overnight courier. Either party hereto may change the address to which notice is to be sent by written notice to the other party in accordance with the provisions of this Section 3(h).

(i)The rights and remedies of the Company under this Agreement are fully assignable and transferable to any of the Company’s Affiliates and will inure to the benefit of such assignee. The respective obligations of Consultant hereunder may not be assigned by Consultant without the prior written consent of the Company,

(j)Consultant hereby represents to the Company that Consultant has read and understands, and agrees to be bound by, the terms of this Agreement.  Consultant acknowledges that the geographic scope and duration of the covenants contained in this Agreement are the result of arm’s-length bargaining and are fair and reasonable in light of (i) the importance of the goodwill acquired by the Company via the Asset Purchase Agreement, (ii) the nature and wide geographic scope of the operations of the RCSH Restaurants, and (iii) the fact that the RCSH Restaurants are conducted throughout, and derived from, the entire geographic area where competition is restricted by this Agreement. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permitted under applicable law, whether now or hereafter in effect and therefore, to the extent permitted by applicable law, the parties hereto waive any provision of applicable law that would render any provision of this Agreement invalid or unenforceable.

(k)This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement, and photostatic, .pdf or facsimile copies of fully-executed counterparts of this Agreement shall be given the same effect as originals.

[Signatures on following page]

4326899-5

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as witnessed by their signatures below.

COMPANY:

RCSH OPERATIONS, INC.

By:

Name:Michael P. O’Donnell

Title:Chief Executive Officer

CONSULTANT:

W. Randall Schoch

[Signature Page to Non-Competition and Non-Solicitation Agreement]

4326899-5

EXHIBIT H

GIFT CARD ESCROW AND REIMBURSEMENT AGREEMENT

4320478-4

GIFT CARD ESCROW AND REIMBURSEMENT AGREEMENT

This GIFT CARD ESCROW AND REIMBURSEMENT AGREEMENT (this

“Agreement”), dated

, 201

, is by and among RCSH Operations, Inc., a

California corporation (the “Purchaser”), Desert Island Restaurants, L.L.C., an Arizona limited liability company, Honolulu Steak House, LLC, a Hawaii limited liability company, Maui Steak House LLC, a Hawaii limited liability company, Wailea Steak House LLC, a Hawaii limited liability company, Beachwalk Steak House, LLC, an Arizona limited liability company, Lava Coast Steak House, LLC, an Arizona limited liability company, and Kauai Steak House, LLC, an Arizona limited liability company (each, a “Seller” and collectively, the “Sellers”), and Title Guaranty Escrow Services, Inc., a Hawaii corporation (“Title Guaranty Escrow”), as escrow agent (the “Escrow Agent”) (each a “Party” and, collectively, the “Parties”). Capitalized terms used but not defined herein shall have the meanings given to them in that certain Asset Purchase Agreement (“Asset Purchase Agreement”), dated November 2, 2017, by and among the Purchaser, the Sellers and the Principal (as defined therein). The Parties acknowledge that the Escrow Agent is not a party to, has not received and will not be responsible for the Asset Purchase Agreement.

W I T N E S S E T H

WHEREAS, pursuant to the Asset Purchase Agreement, the Sellers have agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Sellers, the Purchased Assets, upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to the terms of Section 9.8 of the Asset Purchase Agreement, the Purchaser and the Sellers desire to establish an escrow account for the benefit of the Purchaser to secure certain obligations of the Sellers to indemnify the Purchaser for the value of Gift Card redemptions, House Accounts, Comps and Promotional Discounts by the Purchaser for an 18- month period after the Closing Date, as set forth in Section 7.17 of the Asset Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual agreements and covenants contained herein and in the Asset Purchase Agreement, the parties hereto hereby agree as follows:

1.Appointment of Escrow Agent.

The Purchaser and the Sellers hereby appoint Title Guaranty Escrow as the Escrow Agent for the purposes set forth herein and the Escrow Agent hereby accepts such appointment.

2.Certain Definitions.

“Comps” means any cards, vouchers, credits or other arrangements issued on a complimentary basis by Sellers to vendors and customer and redeemable for food or beverages at Ruth’s Chris Steak House restaurants in Hawaii.

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“Gift Cards” means any pre-paid balance cards and any other arrangements which are sold by the Sellers to customers or to a retailer for resale to customers and redeemable for the purchase of food or beverages at a Ruth’s Chris Steak House restaurant.

“Gift Card Outstanding Balance” shall mean the total sum of the liabilities for outstanding Gift Cards, presented to and redeemed by the Purchaser for a period of eighteen (18)

months following the Closing Date.

“House Accounts” means any arrangements by means of vouchers, credits or trade or barter accounts which are extended by Sellers to third parties and customers and redeemable for the purchase of food or beverages at Ruth’s Chris Steak House restaurants in Hawaii and that do not generate a corresponding accounts receivable in favor of Purchaser. For the sake of clarity, house accounts with an existing credit attributable to services provided to Sellers on trade are considered a House Account under this definition.  However, arrangements where vouchers are presented in exchange for meals and upon redemption the voucher sponsor (e.g., the Japanese Tourism Bureau) is invoiced for the redeemed vouchers are not considered a House Account.

“Promotional Discounts” means any incentives issued by Sellers to customers in connection with marketing and promotional strategies resulting in discounts or credits that may be applied to the purchase of food or beverages at Ruth’s Chris Steak House restaurants in Hawaii.

3.Deposit Into Escrow Account.

(a) Concurrently with the execution and delivery of this Agreement, in accordance with Section 7.17 and Section 9.8 of the Asset Purchase Agreement, the Sellers shall deposit with the Escrow Agent and the Escrow Agent will acknowledge upon receipt an amount equal to

$[] (the “Escrowed Funds Balance”) to be held in Account No. [

] (the

“Escrow Account”) and disbursed by the Escrow Agent in accordance with the terms and conditions set forth in this Agreement. As used in this Agreement, the term “Escrowed Funds” shall be deemed to include any interest or other income earned thereon.

(b) Notwithstanding anything herein to the contrary, during the term of this Agreement, the Purchaser shall be entitled to receive 100% of the value of any Gift Cards redeemed up to the Gift Card Outstanding Balance from the Escrow Account.

(c)   The Purchaser and Sellers agree that Purchaser will honor House Accounts, Comps and Promotional Discounts which are redeemed following the Closing Date.  To the extent the total sum of Comps and Promotional Discounts redeemed during the six (6) months following the Closing Date exceeds Three Percent (3%) of gross sales, then Purchaser shall be entitled to receive reimbursement from the Escrowed Funds Balance for the amount in excess of that threshold (the “Excess C&PD”). In calculating Excess C&PD, the cost of goods sold for the food or beverage item will be used and not the sales price. For example, if a promotional voucher for a free piece of chocolate cake is redeemed, the cost of goods sold is 20% and the price is $10 for that item, $2.00 will be used and not the $10.00 sale price in calculating Excess C&PD. If a promotional voucher for a $20 discount on any meals of at least $100 is redeemed and cost of goods sold are 30%, only $6.00 will be used.

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(d) The Purchaser and the Sellers acknowledge and agree that this Agreement constitutes a substantial restriction on the rights of the Sellers with respect to the Escrowed Funds and that the Purchaser and the Sellers shall treat the Escrowed Funds as an installment obligation.

4.Investment of Escrowed Funds.

During the term of this Agreement, the Escrowed Funds shall be deposited in an interest bearing account with a federally insured financial institution or invested in such other investments as shall be directed in writing by the Sellers and as shall be acceptable to the Purchaser and the Escrow Agent. The Parties acknowledge that the Escrow Agent charges and collects fees for services rendered pursuant to this Agreement. Unless otherwise instructed in writing by the Sellers, the Escrow Agent shall invest and reinvest the Escrowed Funds in the interest bearing account or other investment, as applicable.

5.Disbursements From the Escrow Account; Closing.

(a) The Escrow Agent shall disburse the Escrowed Funds to the Purchaser by intrabank transfer of collected funds or wire when accompanied by valid wire instructions in the amounts specified thereon upon presentment jointly by the Purchaser and the Sellers to the Escrow Agent of documentation from the Purchaser reflecting customer charges against Gift Cards and House Accounts (the “GC&HA Charges”), and for any Excess C&PD.  Disbursement Requests (as defined below) will not be made more frequently than on a monthly basis.

(b) All of the joint requests from the Purchaser and Desert Island Restaurants, L.L.C., as authorized agent for the Sellers, for disbursements of Escrowed Funds to the Purchaser shall be accompanied with instructions from Purchaser and approved by Sellers for payment thereof in substantially the form attached hereto as Schedule 1 which instructions include a certification by the Purchaser that the GC&HA Charges were made and the Excess C&PD were incurred within eighteen (18) months following the Closing Date (the “Disbursement Requests”).

(c) The Escrow Agent shall honor and make disbursements to the Purchaser for all Disbursement Requests presented to the Escrow Agent within eighteen (18) months after the Closing Date. Within three (3) Business Days (as hereinafter defined) following the eighteen (18) month anniversary of this Agreement and subject to a final reconciliation process with Purchaser and Sellers, the Escrow Agent shall distribute to the Sellers the balance (if any) of the Escrowed Funds, in accordance with written payment instructions from Sellers and Purchaser.

(d) In addition to disbursements under Section 5(a), 5(b), and 5(c) of this Agreement, the Escrow Agent is authorized and directed to deliver the Escrowed Funds in accordance with the written instructions of Purchaser and Sellers. When directions or instructions from more than one party are required, such directions or instructions may be given by separate instruments of similar tenor. Any party may act hereunder through an agent or attorney in fact, provided satisfactory written evidence of such authority is first furnished to the Escrow Agent. The Escrow Agent may conclusively rely on the authenticity of such directions or instructions delivered by email. Distributions shall be made only from the Escrowed Funds and within a reasonable time after the Escrow Agent’s receipt of such instructions.

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6.Compensation of Escrow Agent.

Purchaser and Sellers agree jointly and severally to (i) pay the Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which, unless otherwise agreed in writing, shall be as described in Exhibit B (to be attached hereto upon selection of an Escrow Agent), and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney’s fees and expenses, incurred or made by it in connection with the performance, modification and termination of this Agreement. As between the Purchaser and the Sellers, such fees and expenses of the Escrow Agent shall be shared equally.

7.Concerning the Escrow Agent.

(a) Notwithstanding any provision contained herein to the contrary, the Escrow Agent, including its officers, directors, employees and agents, will:

(i) Not be liable for any action taken or omitted under this Agreement so long as it will have acted in good faith and without gross negligence or willful misconduct;

(ii)  Have no responsibility to inquire into or determine the genuineness, authenticity, or sufficiency of any securities, checks, or other documents or instruments submitted to it in connection with its duties hereunder;

(iii)  Be entitled to deem the signatories of any documents or instruments submitted to it hereunder as being those purported to be authorized to sign such documents or instruments on behalf of the parties hereto, and will be entitled to rely upon the genuineness of the signatures of such signatories without inquiry and without requiring substantiating evidence of any kind;

(iv) Be entitled to refrain from taking any action contemplated by this Agreement in the event that it becomes aware of any disagreement between the other Parties hereto as to any facts or as to the happening of any contemplated event precedent to such action. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any Party which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all funds held in escrow until it shall be directed otherwise in writing by all of the other Parties or by a final order or judgment of a court of competent jurisdiction. The Escrow Agent may interplead all of the assets held hereunder into the Circuit Court of the First Circuit, State of Hawaii, or may seek a declaratory judgment in the event that such circumstances arise, and thereafter be fully relieved from any and all liability or obligation with respect to such interpleaded assets or any action or inaction based on such declaratory judgment;

(v) Be indemnified and saved harmless jointly and severally by the other Parties from any and all losses, liabilities, claims, proceedings, suits, demands, penalties, costs and expenses, including without limitation reasonable fees and expenses of outside counsel and experts and preparation to defend any of the foregoing (“Losses”), which may be incurred by it as a result of its execution, delivery or performance of this Agreement, unless such Losses are

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caused by the bad faith, gross negligence or willful misconduct of the Escrow Agent, and the provisions of this Section 7(a)(v) will survive the resignation or removal of the Escrow Agent and the termination of this Agreement.  The Purchaser and the Sellers hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrowed Funds for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder;

(vi) Have only those duties as are specifically provided herein, which will be deemed purely ministerial in nature, and will under no circumstance be deemed a fiduciary for any of the other Parties. The Escrow Agent will neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document between the other parties hereto, in connection herewith, including without limitation the Asset Purchase Agreement. This Agreement sets forth all matters pertinent to the Escrow Account and the Escrowed Funds contemplated hereunder, and no additional obligations of the Escrow Agent will be inferred from the terms of this Agreement or any other Agreement. IN NO EVENT WILL THE ESCROW AGENT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL LOSSES OR DAMAGES OF ANY KIND WHATSOEVER (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION;

(vii)  Have the right, but not the obligation, to consult with and retain counsel of its choice with respect to matters (including but not limited to litigation) arising out of this Agreement and will not be liable for action taken or omitted to be taken by the Escrow Agent in good faith in accordance with the advice of such counsel; and

(viii)  Have the right to perform any of its duties hereunder through agents, attorneys, custodians or nominees.

8.Attachment of Escrow Account; Compliance with Legal Orders.

In the event that the Escrowed Funds are or will be attached, garnished or levied upon, or the delivery thereof will be stayed or enjoined, by an order of any court of competent jurisdiction, or any order, judgment or decree will be made or entered by any court order affecting the Escrowed Funds, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it will not be liable to any of the other Parties or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

9.Resignation or Removal of Escrow Agent.

(a) The Escrow Agent may resign as such following the giving of thirty (30) days’ prior notice to the Purchaser and the Sellers. Similarly, the Escrow Agent may be removed and replaced following the giving of thirty (30) days’ prior notice to the Escrow Agent by the other Parties. In either event, the duties of the Escrow Agent will terminate thirty (30) days after

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receipt of such notice (or as of such earlier date as may be mutually agreeable); and the Escrow Agent will then deliver the balance of the moneys or assets then in its possession to a successor escrow agent as will be appointed by the Purchaser and the Sellers as evidenced by notice to the Escrow Agent.

(b) If the Purchaser and the Sellers hereto have failed to appoint a successor to the Escrow Agent prior to the expiration of thirty days following receipt of the notice of resignation or removal, the Escrow Agent may appoint a successor or petition the Circuit Court of the First Circuit, State of Hawaii, for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be finding upon all of the parties hereto.

10.       Term.

This Escrow Agreement shall automatically terminate as of the end of the eighteenth month following the Closing Date and upon disbursement of all of the Escrowed Funds in accordance with Section 5 hereof.

11.       Notices.

All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) if served personally, on the day of such service, or (ii) if mailed by certified or registered mail (return receipt requested), on the second Business Day after mailing, and (iii) if transmitted by recognized overnight carrier, on the next Business Day after tender to the carrier. Such communications shall be sent to the following addresses:

If to the Sellers:         c/o Desert Island Restaurants LLC

6263 N. Scottsdale Rd. # 374

Scottsdale, AZ 85250

Attention: W. Randall Schoch

Phone:   (480) 945-0088

Facsimile:  (602) 224-7876

Copy to:	Sullivan Meheula Lee, LLLP Pacific Guardian Center Makai Tower

733 Bishop Street, Suite 2900

Attention: Terrence Lee

Phone: (808) 628-7530

Facsimile: (808) 533-2467

If to Purchaser:RCSH Operations, Inc.

c/o Ruth’s Hospitality Group, Inc.

1030 W. Canton Ave. Suite 100

Winter Park, FL 32789

Attention: General Counsel

Phone: (407) 829-3451

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Copy to:Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, New York 10019

Attention: Jeffrey Spindler, Esq. Phone:  (212) 451-2300

Facsimile:  (212) 451-2222

If to the Escrow Agent:Title Guaranty Escrow Services, Inc

235 Queen Street

Honolulu, Hawaii 96813

Attention: Barbara Paulo

Phone:  (808) 521-0209

Facsimile:  (808) 521-0280

Notwithstanding the above, in the case of communications delivered to the Escrow Agent such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth above is authorized or required by law or executive order to remain closed.

12.Governing Law.

This Agreement shall be construed in accordance with the laws of the State of Hawaii without regard to the conflicts of law principles thereof. The Parties further herby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Agreement. Disputes between the Purchaser and the Sellers shall be governed by the law described in the Asset Purchase Agreement.

13.Amendments and Waiver.

No amendment of any provision of this Agreement shall be valid unless the same shall be in writing, signed by each of the parties hereto and identified in such writing as an amendment to this Agreement. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

14.Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto or thereto, except that the Purchaser may assign some or all of its rights, interests and obligations pursuant to this Agreement to one or more one of its

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subsidiaries without the consent of any Seller or the Escrow Agent; provided that the Purchaser shall remain liable for its obligations hereunder.

15.Force Majeure.

Notwithstanding any other provisions of this Agreement, the Escrow Agent shall not be obligated to perform any obligation hereunder and will not incur any liability for the nonperformance or breach of any obligation hereunder to the extent that the Escrow Agent is delayed in performing, unable to perform or breaches such obligation because of acts of God, war, terrorism, fire, floods, strikes, electrical outages, equipment or transmission failures, or other causes reasonably beyond its control.

16.Asset Purchase Agreement.

In the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of the Asset Purchase Agreement, the terms and provisions of the Asset Purchase Agreement shall control for the Purchaser and the Sellers and this Agreement shall control for the Escrow Agent.

17.Funds Transfer.

In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement, as indicated in Section 11 above), whether in writing, by facsimile or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Exhibit A hereto, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. Each funds transfer instruction shall be executed by an authorized signatory.  A list of such authorized signatories is set forth on Exhibit A. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary’s bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Purchaser or the Sellers to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank or an intermediary bank so designated. The Parties acknowledge that these security procedures are commercially reasonable.

18.TINs; Tax Matters.

The Purchaser and the Sellers each represent that their respective correct Taxpayer Identification Number (“TIN”) assigned by the Internal Revenue Service (“IRS”) or any other taxing authority is set forth on the signature page hereof. In addition, all interest or other income earned under the Agreement shall be allocated and/or paid as directed in a joint written direction of the Sellers and the Purchaser and reported by the recipient to the Internal Revenue Service. If Internal Revenue Service rules that all or any portion of the Gift Card redemptions during the term of this Agreement are taxable to any Seller or the Purchaser, the taxed party shall be entitled to take a deduction with respect to such portion of the redemptions on its applicable federal

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income tax return. Notwithstanding such written directions, the Escrow Agent shall report and, as required, withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrowed Funds shall be retained in the Escrowed Funds and reinvested from time to time by the

Escrow Agent as provided in Section 4. In the event that any earnings remain undistributed at the end of any calendar year, the Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Purchaser and the Sellers. The Escrow Agent shall have no responsibility for the preparation and/or filing or any tax or other payments required to be made by the Purchaser or Seller in connection with this Agreement. The Escrow Agent shall have no responsibility for the payment of taxes by the Purchaser or the Sellers unless directed to do so by the appropriate authorized party.

19.Severability and Operation of Law.

Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

20.Extension; Waiver.

The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights. Further, no waiver by either party of any term, condition, default, or breach shall constitute or be construed as a waiver of any other term, condition, default, or breach of this Agreement.

21.Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement, and photostatic, .pdf or facsimile copies of fully-executed counterparts of this Agreement shall be given the same effect as originals.

22.Entire Agreement

This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

23.No Third Party Beneficiaries.

This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns, except as otherwise expressly provided herein.

[Signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective the day and year first above written.

PURCHASER

RCSH OPERATIONS, INC. By:

Name:Michael P. O’Donnell

Title:Chief Executive Officer

TIN:

SELLERS:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

HONOLULU STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001
Title:Manager

TIN:

MAUI STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001
Title:Manager

TIN:

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WAILEA STEAK HOUSE LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

TIN:

BEACHWALK STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

TIN:

LAVA COAST STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

TIN:

KAUAI STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

TIN:

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ESCROW AGENT

TITLE GUARANTY ESCROW SERVICES, INC.

By: Name: Title:

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EXHIBIT A

Telephone Number(s) for Call-Backs and

Person(s) Designated to Give and Confirm Funds Transfer Instruction

If to the Purchaser:

NameTelephone NumberSignature

1.

2.

If to the Sellers:

NameTelephone NumberSignature

1.

2.

Inasmuch as you are the only individual who can confirm wire transfers, we will call you to confirm any federal funds wire transfer payment order purportedly issued by you. Your continued issuance of payment orders to us and confirmation in accordance with this procedure will constitute your agreement (1) to the call-back security procedure outlined herein and (2) that the security procedure outlined herein constitutes a commercially reasonable method of verifying the authenticity of payment orders. Moreover, you agree to accept any risk associated with a deviation from this bank policy.

Telephone call-backs shall be made to each of the Purchaser and each Seller if joint instructions are required pursuant to this Agreement. All funds transfer instructions must include the signature of the person(s) authorizing said fund transfer.

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EXHIBIT B Compensation of Escrow Agent

[To be provided by Escrow Agent]

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Schedule 1

(Date)

Via Facsimile and U.S. Mail

Attn: Fax:

Re:(the “Gift Card Escrow Account”)

Ladies and Gentlemen:

Reference is made to that certain Gift Card Escrow and Reimbursement Agreement (the

“Escrow Agreement”) entered into as of the

day of

, 2017 by and among

RCSH Operations, Inc., a California corporation (the “Purchaser”), Desert Island Restaurants, L.L.C., an Arizona limited liability company, Honolulu Steak House, LLC, a Hawaii limited liability company, Maui Steak House LLC, a Hawaii limited liability company, Wailea Steak House LLC, a Hawaii limited liability company, Beachwalk Steak House, LLC, an Arizona limited liability company, Lava Coast Steak House, LLC, an Arizona limited liability company, and Kauai Steak House, LLC, an Arizona limited liability company (each, a “Seller” and collectively, the “Sellers”), and Title Guaranty Escrow Services, Inc., a Hawaii corporation, as escrow agent (the “Escrow Agent”). All terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Escrow Agreement.

Pursuant to Section 5 of the Escrow Agreement, we are entitled to direct disbursement from the Escrow Account in the amount of $

in connection with CG&HA

Charges and, if applicable, Excess C&PD. Attached hereto is documentation substantiating the CG&HA Charges and, if applicable, Excess C&PD as of the date hereof. We hereby authorize and direct the Escrow Agent to disburse such amount directly to the Purchaser’s account as set forth below. We hereby certify that we believe in good faith the foregoing amount is entitled to be disbursed under the Escrow Agreement and that the CG&HA Charges and, if applicable, Excess C&PD were made within 18 months following the Closing Date (on or about

). Please make the payment as follows: []

Thank you for your assistance in this matter.

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Sincerely,

RCSH OPERATIONS, INC. By:

Name: Title:

APPROVED:

DESERT ISLAND RESTAURANTS, L.L.C., by its Sole Manager:

W. Randall Schoch, Trustee of the Schoch

Revocable Living Trust dated November 19,

2001

In its Capacity as Authorized Agent for Sellers

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EXHIBIT I

INDEMNIFICATION ESCROW AGREEMENT

4330909-5

INDEMNIFICATION ESCROW AGREEMENT

This Indemnification Escrow Agreement, dated this

day of

_, 201

(this

“Escrow Agreement”), is entered into by and among RCSH Operations, Inc., a California corporation (the “Purchaser”), Desert Island Restaurants, L.L.C., an Arizona limited liability company, Honolulu Steak House, LLC, a Hawaii limited liability company, Maui Steak House LLC, a Hawaii limited liability company, Wailea Steak House LLC, a Hawaii limited liability company, Beachwalk Steak House, LLC, an Arizona limited  liability  company, Lava Coast Steak  House, LLC, an Arizona limited liability company, and Kauai Steak House, LLC, an Arizona limited liability company (each, a “Seller” and collectively, the “Sellers” and together with the Purchaser, the “Transaction Parties”) and Title Guaranty Escrow Services, Inc. (Attn: Barbara Paulo), as escrow agent (“Escrow Agent”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in that certain Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of November 2, 2017 by and among the Purchaser, the Sellers and the Principal (as defined therein).

WHEREAS, pursuant to the Asset Purchase Agreement, the Sellers have agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Sellers, the Purchased Assets (as defined in the Asset Purchase Agreement), upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to Section 9.9 of the Asset Purchase Agreement, in order to secure certain indemnification obligations of the Seller, the Purchaser and the Sellers have agreed that on the Closing Date, the Sellers shall deposit certain cash funds with Escrow Agent;

WHEREAS, the parties acknowledge that Escrow Agent is not a party to, is not bound by and has no duties or obligations under, the Asset Purchase Agreement, that all references in this Escrow Agreement to the Asset Purchase Agreement are for convenience, and that Escrow Agent shall have no implied duties beyond the express duties set forth in this Escrow Agreement; and

WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the Escrow Account Balance

(as defined in Section 1(d) below) in accordance with the express terms of this Escrow Agreement.

NOW, THEREFORE, for and in consideration of the mutual agreements and covenants contained herein and in the Asset Purchase Agreement, the parties hereto hereby agree as follows:

1.Appointment of Escrow Agent; Escrow Account.

(a)       The Purchaser and the Sellers hereby designate and appoint Escrow Agent as escrow agent to act in accordance with the terms of this Escrow Agreement, and Escrow Agent agrees to act as such escrow agent on the terms, conditions and provisions provided in this Escrow Agreement.

(b)       On the Closing Date, the Sellers shall deposit with Escrow Agent an aggregate amount equal to Two Million Dollars ($2,000,000) in immediately available funds (the “Escrow Amount”).

(c)       Escrow Agent shall hold the Escrow Amount as part of the Escrow Account Balance in a segregated account and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Account Balance as directed in Section 2 hereof.

(d)       As of any given date, the sum of (x) the then remaining Escrow Amount, plus (y) any related interest and other income (“Escrow Earnings”) earned on the Escrow Amount and any prior Escrow Earnings, shall be hereinafter referred to collectively as the “Escrow Account Balance.” Escrow

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Agent shall hold, invest, reinvest, administer, distribute and dispose of the Escrow Account Balance in accordance with the terms and conditions of this Escrow Agreement.

2.Investment of Escrow Account Balance.

(a)       Until the release of the entire amount of the Escrow Account Balance, pursuant to the terms hereof, and the termination of this Escrow Agreement, the Escrow Account Balance shall be fully invested and reinvested by Escrow Agent (a) in a segregated bank money market deposit account as set forth in Exhibit A hereto or (b) as jointly directed in writing by the Purchaser and the Sellers in any other type of investment or interest bearing account offered by Escrow Agent. Escrow Agent is hereby authorized and directed to sell or redeem any such investments as it deems necessary to make any payments or distributions required under this Escrow Agreement.   Escrow Agent shall have no responsibility or liability for any loss that may result from any investment or sale of investment made pursuant to this Escrow Agreement, unless such loss, liability, cost, damage or expense shall have been finally adjudicated to have been directly caused by the willful misconduct or gross negligence of Escrow Agent. Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Escrow Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of Escrow Agent or for any third person or dealing as principal for its own account. The Transaction Parties acknowledge that Escrow Agent is not providing investment supervision, recommendations, or advice.

(b)       Escrow Agent shall hold the Escrow Account Balance in accordance with this Escrow Agreement and shall release amounts from the Escrow Account Balance only as provided by Section 3 hereof or as otherwise jointly directed in writing by the Purchaser and the Sellers.

(c)       The Transaction Parties agree that confirmations of permitted investments are not required to be issued by Escrow Agent for each month in which a monthly statement is rendered. No statement needs to be rendered for any fund or account if no activity occurred in such fund or account during such month. Notwithstanding the foregoing, the Transaction Parties may obtain confirmations at no additional cost upon its written request to Escrow Agent.

3.Releases from Escrow.

(a)Claims Process/Payments Under Escrow Releases.

(i)If prior to or on the date that is twelve (12) months following the Closing Date (the “Escrow Expiration Date”), the Purchaser or any other Purchaser Indemnified Party has a claim for indemnification under the Asset Purchase Agreement (other than a claim for indemnification under Section 9.2(h) of the Asset Purchase Agreement) (a “Claim”), the Purchaser shall deliver a written indemnification claim notice executed by an officer of the Purchaser (a “Claim Notice”) to the Sellers and Escrow Agent.  Such Claim Notice shall specify in reasonable detail the Losses claimed (and a good faith reasonable estimate thereof, which amount shall be referred to as the “Claimed Amount”), including the nature of and the underlying factual and legal basis for such claim.

(ii)       Following delivery of a Claim Notice to the Sellers and Escrow Agent, if, within ten (10) Business Days after such Claim Notice is delivered to the Sellers (the “Dispute Period”), the Sellers deliver a written response to the Purchaser, with a copy to Escrow Agent (a “Response Notice”), agreeing that the full Claimed Amount is owed to the Purchaser Indemnified Party, or if no Response Notice is delivered to the Purchaser and Escrow Agent prior to the expiration of the Dispute Period, the Sellers shall be conclusively deemed to have consented to the recovery by the Purchaser Indemnified Party of the full amount of the Claimed Amount. As promptly as practicable after

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the expiration of the Dispute Period, if the Sellers delivered a Response Notice agreeing that the full Claimed Amount is owed to the Purchaser Indemnified Party, or if no Response Notice is delivered to the Purchaser and Escrow Agent prior to the expiration of the Dispute Period, Escrow Agent shall pay to the Purchaser from the Escrow Account Balance (if such amount is greater than zero) an amount equal to the lesser of the Claimed Amount and the Escrow Account Balance.

(iii)       If within the Dispute Period (x) the Sellers delivers a Response Notice to the Purchaser, with a copy to Escrow Agent, contesting all or part of the Claimed Amount and (y) the Purchaser and the Sellers are unable to agree on a resolution of the Claim within twenty (20) Business Days after the Sellers deliver a Response Notice to the Purchaser (upon the expiration of which either Transaction Party shall notify Escrow Agent), then the contested Claimed Amount stated in the Claim Notice shall be deemed to constitute a “Contested Claim” and Escrow Agent shall not distribute the amount of such Contested Claim to any Transaction Party, but rather Escrow Agent shall reserve the amount of the Contested Claim (subject, as between the Transaction Parties, to the dispute resolution procedures and provisions set forth in the Asset Purchase Agreement) (which amount for each Contested Claim is referred to herein as the “Claim Reserve”). Any portion of the Claimed Amount that is not a Contested Claim shall be paid by Escrow Agent to the Purchaser.

(b)       Contested Claim Disbursements. The amount constituting the Claim Reserve (or any portion thereof) for each Contested Claim shall be paid from the Escrow Account Balance only (1) in accordance with a joint written instruction by the Purchaser and the Sellers delivered to Escrow Agent (a “Joint Written Instruction”) or (2) pursuant to, and only to the extent expressly set forth in, a final, binding and non-appealable order of a court of competent jurisdiction pursuant to the dispute resolution procedures and provisions set forth in the Asset Purchase Agreement as to the validity and amount of any Contested Claim, which decision complies with the terms of the Asset Purchase Agreement and is sent to Escrow Agent by the Sellers or the Purchaser (a “Final Determination”) certifying that such Final Determination is final, and which payment shall be processed as follows: promptly following the Final Determination of a Contested Claim giving rise to any Claim Reserve with respect to the Escrow Amount, and after payment by Escrow Agent of the Contested Claim as so directed in such Final Determination, (i) if the Escrow Expiration Date has passed, Escrow Agent shall release and disburse to the Sellers the amount of the Escrow Account Balance, less the amount of Claim Reserves for all other Contested Claims, if any; and (ii) if the Escrow Expiration Date has not yet passed, upon receipt by Escrow Agent of a Final Determination or Joint Written Instruction of the Purchaser and the Sellers, any portion of the Claim Reserve not disbursed to the Purchaser from the Escrow Account as set forth in the Final Determination or Joint Written Instruction, shall cease to be a Claim Reserve and shall revert to the Escrow Account Balance.

(c)       Early Reduction of Escrow Account Balance.  If, at the date that is six (6) months following the Closing Date, the then remaining Escrow Amount is at least $1,800,000, then Escrow Agent shall release and disburse to the Sellers an amount equal to (i) the amount of the then outstanding Escrow Account Balance, less (ii) $1,000,000.

(d)       Distributions Following Escrow Expiration Date.   Within fifteen (15) Business Days following the Escrow Expiration Date, the Transaction Parties shall jointly instruct Escrow Agent by means of a Joint Written Instruction to distribute to the Sellers an aggregate amount in cash (if such amount is greater than zero) equal to (i) the Escrow Account Balance, less (ii) the amount of all Claim Reserves and any Claim Notice against the Escrow Account Balance pursuant to the terms set forth herein and the Asset Purchase Agreement.

(e)Disbursements. All disbursements from the Escrow Account Balance by Escrow

Agent shall be pursuant to the terms of this Escrow Agreement. Notwithstanding any other provision in

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this Escrow Agreement, disbursements shall be made from the Escrow Account Balance by Escrow Agent pursuant to (i) the instructions set forth in any applicable Joint Written Instruction or (ii) the terms of this Escrow Agreement that do not require Joint Written Instruction.

4.          Security Procedure for Funds Transfers. Escrow Agent shall confirm each funds transfer instruction received in the name of a Transaction Party by means of the security procedure selected by such Transaction Party and communicated to Escrow Agent through a signed certificate in the form of Exhibit B-1 or Exhibit B-2 attached hereto, which upon receipt by Escrow Agent shall become a part of this Escrow Agreement. Once delivered to Escrow Agent, Exhibit B-1 or Exhibit B-2 may be revised or rescinded only in writing and signed by an authorized representative of such Transaction Party.   Such revisions or rescissions shall be effective only after actual receipt and following such period of time as may be necessary to afford Escrow Agent a reasonable opportunity to act on it. If a revised Exhibit B-1 or Exhibit B-2 or a rescission of an existing Exhibit B-1 or Exhibit B-2 is delivered to Escrow Agent by an entity that is a successor-in-interest to such Transaction Party, such document shall be accompanied by additional documentation satisfactory to Escrow Agent showing that such entity has succeeded to the rights and responsibilities of the Transaction Party under this Escrow Agreement.   The Transaction Parties understand that Escrow Agent’s inability to receive or confirm funds transfer instructions pursuant to the security procedure selected by such Transaction Party may result in a delay in accomplishing such funds transfer, and agree that Escrow Agent shall not be liable for any loss caused by any such delay.

5.         Termination.   This Escrow Agreement shall terminate on the date on which Escrow Agent shall have delivered the entire amounts of the Escrow Account Balance in accordance with the provisions of this Escrow Agreement, and this Escrow Agreement shall be of no further force and effect except that the provisions of Sections 7(a), 7(b), and 7(d) hereof shall survive termination.

6.Duties of Escrow Agent.

(a)       Scope of Responsibility. Notwithstanding any provision to the contrary, Escrow Agent is obligated only to perform the duties specifically set forth in this Escrow Agreement, which shall be deemed purely ministerial in nature and which shall include the safe custody of the Escrow Account Balance actually in the possession of Escrow Agent. Under no circumstances will Escrow Agent be deemed to be a fiduciary to any of the Purchaser or the Sellers or any other person under this Escrow Agreement. Escrow Agent will not be responsible or liable for the failure of any Transaction Party to perform in accordance with this Escrow Agreement. Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Escrow Agreement, whether or not an original or a copy of such agreement has been provided to Escrow Agent; and Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document. References in this Escrow Agreement to any other agreement, instrument, or document are for the convenience of the Purchaser and the Sellers, and Escrow Agent has no duties or obligations with respect thereto.   This Escrow Agreement sets forth all matters pertinent to the  escrow contemplated hereunder, and no additional obligations of Escrow Agent shall be inferred or implied from the terms of this Escrow Agreement or any other agreement.

(b)       Attorneys and Agents. Escrow Agent shall be entitled to rely on and shall not be liable for any action taken or omitted to be taken by Escrow Agent in accordance with the advice of counsel or other professionals retained or consulted by Escrow Agent. Escrow Agent shall be reimbursed as set forth herein for any and all reasonable compensation (reasonable fees, expenses and other costs) paid and/or reimbursed to such counsel and/or professionals. Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians, and/or nominees.

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(c)       Reliance. Escrow Agent shall not be liable for any action taken or not taken by it in accordance with the written direction or written consent of the Transaction Parties or their respective agents, representatives, successors, or assigns. Escrow Agent shall not be liable for acting or refraining from acting upon any written notice, request, consent, direction, requisition, certificate, order, affidavit, letter, or other paper or document believed by it to be genuine and correct and to have been signed or sent by  the proper person or persons, without further inquiry  into the person’s or persons’ authority. Concurrent with the execution of this Escrow Agreement, the Transaction Parties shall deliver to Escrow Agent authorized signers’ forms in the form of Exhibit B-1 or Exhibit B-2 to this Escrow Agreement, which shall contain authorized signer designation in Part I thereof.

(d)Right Not Duty Undertaken. The permissive rights of Escrow Agent to do things enumerated in this Escrow Agreement shall not be construed as duties.

(e)       No Financial Obligation. No provision of this Escrow Agreement shall require Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability  in the performance of its duties or the exercise of its rights under this Escrow Agreement.

(f)         Account Statements. Subject to Section 2(c) hereof, during the term hereof, Escrow Agent shall deliver monthly  account statements to the  Transaction  Parties with respect to the Escrow Account Balance for the prior month, which statements shall include the account balance, disbursements made pursuant to this Escrow Agreement, and Escrow Earnings earned during the preceding month.

7.Provisions Concerning Escrow Agent. In order to induce Escrow Agent to act as escrow agent hereunder, the Transaction Parties agree that:

(a)       Indemnification. The Transaction Parties, jointly and severally, shall indemnify, defend and hold Escrow Agent harmless from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable attorneys’ fees and expenses or other professional fees and expenses that Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against Escrow Agent, arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates (the “Escrow Agent Damage”), unless such loss, liability, cost, damage or expense shall have been finally adjudicated to have been directly caused by the willful misconduct or gross negligence of Escrow Agent. The indemnification provided for under this Section

7(a) shall be allocated and paid in the same manner as the fees and expenses under Section 7(d) below, unless determined by a court of competent jurisdiction that such indemnification shall be allocated based on the relative fault of each Transaction Party in causing the Escrow Agent Damage. The provisions of this Section 7(a) shall survive the resignation or removal of Escrow Agent and the termination of this

Escrow Agreement.

(b)       Limitation of Liability.     ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF   THE   SERVICES   PROVIDED   HEREUNDER,   OTHER   THAN   DAMAGES,   LOSSES   OR EXPENSES THAT HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM   ESCROW   AGENT’S   GROSS   NEGLIGENCE   OR   WILLFUL   MISCONDUCT,   OR (II) SPECIAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

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(c)       Resignation or Removal. Escrow Agent may resign by furnishing written notice of its resignation to the Transaction Parties, and the Transaction Parties may remove Escrow Agent by furnishing to Escrow Agent a joint written notice of its removal along with payment of all fees and expenses to which it is entitled through the date of termination. Such resignation or removal, as the case may be, shall be effective thirty (30) days after the delivery of such notice or upon the earlier appointment of a successor, and Escrow Agent’s sole responsibility thereafter shall be to safely keep the Escrow Account Balance and to deliver the same to a successor escrow agent as shall be selected by the Purchaser (with the reasonable consent of the Sellers), as evidenced by a written notice filed with Escrow Agent or in accordance with a court order. If the Purchaser has failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following the delivery of such notice of resignation or removal, Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon the Transaction Parties.

(d)       Compensation. Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit C, which compensation shall be paid one-half by the Purchaser and one-half by the Sellers. The fee agreed upon for the services rendered hereunder is intended as full compensation for Escrow Agent’s services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Escrow Agreement are not fulfilled, or Escrow Agent renders any service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement or the subject matter hereof, then Escrow Agent shall be compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such delay, controversy, litigation or event. If any amount due to Escrow Agent hereunder is not paid within thirty (30) days of the date due, Escrow Agent, in its sole discretion, may charge interest on such amount at 10% per annum. Any interest charged by Escrow Agent shall be paid by the Transaction Party whose payment is late. Escrow Agent shall have, and is hereby granted, a prior lien upon the Escrow Account Balance with respect to its unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights, superior to the interests of any other persons or entities and is hereby granted the right to set off and deduct any unpaid fees, non- reimbursed expenses and unsatisfied indemnification rights from the Escrow Account.

(e)       Disagreements. If any conflict, disagreement or dispute arises between, among, or involving any of the Transaction Parties concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Escrow Agreement, or Escrow Agent is in doubt as to the action to be taken hereunder, Escrow Agent is authorized to retain the Escrow Account Balance until Escrow Agent (i) receives a final, non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Account Balance, (ii) receives a written agreement executed by each of the Transaction Parties involved in such disagreement or dispute directing delivery of the Escrow Account Balance, in which event Escrow Agent shall be authorized to disburse the Escrow Account Balance in accordance with such final court order, or agreement, or (iii) files an interpleader action in any court of competent jurisdiction, and upon a grant by such court of relief by interpleader, Escrow Agent shall be relieved of all liability as to the Escrow Account Balance and shall be entitled to recover reasonable attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action.   Escrow Agent shall be entitled to act on any such agreement or court order without further question, inquiry, or consent.

(f)         Merger or Consolidation. A corporation or association into which Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or a

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corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which Escrow Agent is a party, may be and become the successor escrow agent under this Escrow Agreement and may have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act; provided that and only if such corporation or association is a bank or trust company organized under the laws of the State of Delaware and has a combined capital and surplus of not less than $50,000,000.

(g)       Attachment of Escrow Amount; Compliance with Legal Orders. In the event that any Escrow Amount shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Amount, Escrow Agent is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or that it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that Escrow Agent obeys or complies with any such writ, order or decree,  it shall not be liable to any  of the Transaction  Parties or to  any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

(h)       Force Majeure. Escrow Agent shall not be responsible or liable for any failure or delay in the performance of its obligation under this Escrow Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; it being understood that Escrow Agent shall use commercially reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

8.Tax Matters.

(a)       Upon execution of this Escrow Agreement, each of the Transaction Parties shall provide Escrow Agent with a fully executed IRS form W-9, which shall include such Transaction Party’s Taxpayer Identification Numbers assigned by the Internal Revenue Service.  Notwithstanding the terms of this Escrow Agreement, Escrow Agent shall report and, as required, withhold any taxes as is required by any law or regulation in effect at the time of any distribution based upon the information and documentation provided.

(b)       For income tax purposes,  the  Transaction Parties  agree to  treat the Escrow Account Balance as beneficially owned by the Purchaser.   The Purchaser shall pay all taxes on the Escrow Earnings and shall, without any Joint Written Instruction, receive a distribution of the Escrow Earnings earned during a calendar year within thirty (30) calendar days after the end of such calendar year. The Sellers and the Purchaser intend and agree, for all tax purposes, that amounts distributed to the Sellers, if any, in a year following the Closing Date from the Escrow Account Balance shall (except to the extent attributable to imputed interest as required by applicable law) be treated as the proceeds of an installment sale pursuant to Section 453 of the Internal Revenue Code of 1986, as amended, and shall not be treated as constructively received by the Sellers unless, and until, distributed to the Sellers pursuant to this Escrow Agreement.

(c)       Any tax returns required to be filed, other than the tax and information returns required to be reported by Escrow Agent as described in Section 8(a) hereof, will be prepared and filed by the Purchaser or Sellers, as applicable, with the IRS and any other taxing authority as required by law.

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The Sellers and the Purchaser acknowledge and agree that Escrow Agent shall have no responsibility for the preparation and/or filing of any tax return, other than the tax and information returns required to be reported by Escrow Agent as described in Section 8(a) hereof. In the absence of written direction from the Sellers and the Purchaser, all proceeds of the Escrow Account Balance shall be retained in the applicable Escrow Account Balance and reinvested from time to time by Escrow Agent as provided in this Escrow Agreement. Escrow Agent shall withhold any taxes it deems appropriate in accordance with applicable law, including, but not limited to, required withholding in the absence of proper tax documentation, and shall remit such taxes to the appropriate authorities.

(d)       To the extent that Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrow Account Balance, Escrow Agent shall satisfy such liability to the extent possible from the applicable Escrow Account Balance.  The Transaction Parties, jointly and severally, shall indemnify, defend and hold Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against Escrow Agent on or with respect to the Escrow Account Balance and the investment thereof unless such tax, late payment, interest, penalty or other expense was directly caused by the gross negligence or willful misconduct of Escrow Agent.   The indemnification provided by this Section 8(d) is in addition to the indemnification provided in Section 7(a) and shall survive the resignation or removal of Escrow Agent and the termination of this Escrow Agreement.

9.Miscellaneous.

(a)       Successors and Assigns. This Escrow Agreement shall be binding on and inure to the benefit of the Transaction Parties and Escrow Agent and their respective successors and permitted assigns. No other persons shall have any rights under this Escrow Agreement. No assignment of the interest of any of the Transaction Parties shall be binding unless and until written notice of such assignment shall be delivered to the other Transaction Parties and Escrow Agent and shall require the prior written consent of each other Transaction Party and Escrow Agent (such consent not to be unreasonably withheld, conditioned or delayed); except that the Purchaser may assign some or all of its rights, interests and obligations pursuant to this Escrow Agreement to one or more one of its subsidiaries without the consent of any Seller, the Principal or the Escrow Agent; provided that the Purchaser shall remain liable for its obligations hereunder.

(b)       Escheat.   The Transaction Parties are aware that under applicable state law, property that is presumed abandoned may, under certain circumstances, escheat to the applicable state. Escrow Agent shall have no liability to the Transaction Parties, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Amount escheat by operation of law.

(c)       Notices.   All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) if served personally, on the day of such service, or (ii) if mailed by certified or registered mail  (return receipt  requested),  on  the  second  Business Day  after mailing, and  (iii) if transmitted by recognized overnight carrier, on the next Business Day after tender to the carrier. Such communications shall be sent to the following addresses:

If to the Sellers:Desert Island Restaurants, L.L.C.

6263 N. Scottsdale Rd. # 374

Scottsdale, AZ 85250

Attention: W. Randall Schoch

Phone: (480) 945-0088

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Facsimile: (602) 224-7876

Copy to:	Sullivan Meheula Lee, LLLP Pacific Guardian Center Makai Tower

733 Bishop Street, Suite 2900

Attention: Terrence Lee

Phone: (808) 628-7530

Facsimile: (808) 533-2467

If to Purchaser:RCSH Operations, Inc.

c/o Ruth’s Hospitality Group, Inc.

1030 W. Canton Ave. Suite 100

Winter Park, FL 32789

Attention: General Counsel

Phone: (407) 829-3451

Copy to:Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, New York 10019

Attention: Jeffrey Spindler, Esq. Phone: (212) 451-2300

Facsimile: (212) 451-2222

If to the Escrow Agent:Title Guaranty Escrow Services, Inc

235 Queen Street

Honolulu, Hawaii 96813

Attention: Barbara Paulo

Phone: (808) 521-0209

Facsimile: (808) 521-0280

(d)       Amendment and Modification.   This Escrow Agreement may be amended, modified or supplemented only by written agreement of each of the Purchaser, Escrow Agent and the Sellers.

(e)       Governing Law; Venue.     This Escrow Agreement shall be construed in accordance with the laws of the State of Hawaii without regard to the conflicts of law principles thereof. The parties further herby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. Disputes between the Purchaser and the Sellers shall be governed by the law described in the Asset Purchase Agreement

(f)         Counterparts.   This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement, and photostatic, .pdf or facsimile copies of fully-executed counterparts of this Agreement shall be given the same effect as originals.

(g)       Interpretation. The section and paragraph headings contained in this Escrow Agreement are solely for the purpose of reference, are not part of this Escrow Agreement, and shall not in any way affect the meaning or interpretation of this Escrow Agreement. When a reference is made in this

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Escrow Agreement to sections, exhibits or schedules, such reference shall be to a section, exhibit or schedule to this Escrow Agreement unless otherwise indicated.

(h)       Severability. In the event that any part of this Escrow Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, such provision shall survive to the extent it is not so declared, and all of the other provisions of this Escrow Agreement shall remain in full force and effect.

(i)         Waivers. The failure of any party at any time or times to require performance of any provision under this Escrow Agreement shall in no manner affect the right at a later time to enforce the same performance. A waiver by any party of any such condition or breach of any term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation, or warranty contained in this Escrow Agreement.

(j)       Entire Agreement. This Escrow Agreement together with the Asset Purchase Agreement, including the exhibits and schedules attached hereto and thereto, embodies the entire agreement and understanding of the parties in respect of the subject matter hereof.   There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. In the event that any of the terms of this Escrow Agreement conflict with any of the terms of the Asset Purchase Agreement with regard to the matters set forth herein, the terms of this Escrow Agreement shall govern.

(k)       Publication; Disclosure.   By executing this Escrow Agreement, the parties acknowledge that this Escrow Agreement (including related attachments) contains certain information that is sensitive and confidential in nature and agree that such information needs to be protected from improper disclosure, including the publication or dissemination of this Escrow Agreement and related information to individuals or entities not a party to this Escrow Agreement. The parties further agree to take reasonable measures to mitigate any risks associated with the publication or disclosure of this Escrow Agreement and information contained therein. If a party must disclose or publish this Escrow Agreement or information contained therein pursuant to any regulatory, statutory, or governmental requirement, as well as any judicial, or administrative order, subpoena or discovery request, it shall notify in writing the other parties of the legal requirement to do so as soon as practicable after becoming so obligated. If any party becomes aware of any threatened or actual unauthorized disclosure, publication or use of this Escrow Agreement, that party shall promptly notify in writing the other parties.

[Remainder of page left intentionally blank]

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IN WITNESS WHEREOF, the undersigned have executed this Escrow Agreement as of the date first written above.

PURCHASER:

RCSH OPERATIONS, INC.

By:

Name:Michael P. O’Donnell

Title:Chief Executive Officer

SELLERS:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

HONOLULU STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

MAUI STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

WAILEA STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

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BEACHWALK STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

LAVA COAST STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

KAUAI STEAK HOUSE, LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

ESCROW AGENT:

TITLE GUARANTY ESCROW SERVICES, INC.

By:

Name: Title:

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EXHIBIT A

AGENCY AND CUSTODY ACCOUNT DIRECTION FOR CASH BALANCES

[ ] DEPOSIT ACCOUNTS

Direction to use the following [

] Deposit Account for Cash Balances for

the escrow account (the “Account”) established under the Escrow Agreement to which this

Exhibit A is attached.

You are hereby directed to deposit, as indicated below, or as we jointly shall direct further in writing from time to time, all cash in the Account(s) in the following money market deposit account of [                                       ] (Bank):

[ACCOUNT NAME]

The Purchaser and the Sellers acknowledge that amounts on deposit in the Account are insured, subject to the applicable rules and regulations of the Federal Deposit Insurance Corporation (FDIC), in the basic FDIC insurance amount of $250,000 per depositor, per issued bank. This includes principal and accrued interest up to a total of $250,000.

Escrow Agent understands that the Purchaser and the Sellers may jointly instruct Escrow Agent to change this direction at any time and that it shall continue in effect until revoked or modified by written notice to Escrow Agent.

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EXHIBIT B-1

RCSH Operations, Inc. (the “Purchaser”) certifies that the names, titles, telephone numbers, e-mail addresses and specimen signatures set forth in Parts I and II of this Exhibit B-1 identify the persons authorized to provide direction and initiate or confirm transactions, including funds transfer instructions, on behalf of the Purchaser and that the option checked in Part III of this Exhibit B-1 is the security procedure selected by the Purchaser for use in verifying that a funds transfer instruction received by Escrow Agent is that of the Purchaser.

The Purchaser has reviewed each of the security procedures and has determined that the option checked in Part III of this Exhibit B-1 best meets its requirements; given the size, type and frequency of the instructions it will issue to Escrow Agent. By selecting the security procedure specified in Part III of this Exhibit B-1, the Purchaser acknowledges that it has elected not to use the other security procedures described and agrees to be bound by any funds transfer instruction, whether or not authorized, issued in its name and accepted by Escrow Agent in compliance with the particular security procedure chosen by the Purchaser.

NOTICE: The security procedure selected by the Purchaser will not be used to detect errors in the funds transfer instructions given by the Purchaser.  If a funds transfer instruction describes the beneficiary of the payment inconsistently by name and account number, payment may be made on the basis of the account number even if it identifies a person different from the named beneficiary. If a funds transfer instruction describes a participating financial institution inconsistently by name and identification number, the identification number may  be relied upon as the proper identification of the financial institution. Therefore, it is important that the Purchaser take such steps as it deems prudent to ensure that there are no such inconsistencies in the funds transfer instructions it sends to Escrow Agent.

Part I

Name, Title, Telephone Number, Electronic Mail (“e-mail”) Address and Specimen Signature for person(s) designated to provide direction, including but not limited to funds transfer instructions, and to otherwise act on behalf of the Purchaser.

Name	Title	Telephone Number	E-mail Address	Specimen Signature

Part II

Name, Title, Telephone Number and E-mail Address for person(s) designated to confirm funds transfer instructions

Name	Title	Telephone Number	E-mail Address

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Part III

Means for delivery of instructions and/or confirmations

The security procedure to be used with respect to funds transfer instructions is checked below:

Option 1. Confirmation by telephone call-back. Escrow Agent shall confirm funds transfer instructions by telephone call-back to a person at the telephone number designated on Part II above.   The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts I and II of this Exhibit B-1.

CHECK box, if applicable:

If Escrow Agent is unable to obtain confirmation by telephone call-back, Escrow Agent may, at its discretion, confirm by e-mail, as described in Option 2.

Option 2. Confirmation by e-mail. Escrow Agent shall confirm funds transfer instructions by e- mail to a person at the e-mail address specified for such person in Part II of this Exhibit B-1. The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts I and II of this Exhibit B-1.   The Purchaser understands the risks associated with communicating sensitive matters, including time sensitive matters, by e-mail. The Purchaser further acknowledges that instructions and data sent by e-mail may be less confidential or secure than instructions or data transmitted by other methods. Escrow Agent shall not be liable for any loss of the confidentiality of instructions and data prior to receipt by Escrow Agent.

CHECK box, if applicable:

If Escrow Agent is unable to obtain confirmation by e-mail, Escrow Agent may, at its discretion, confirm by telephone call-back, as described in Option 1.

Option 3. Delivery of funds transfer instructions by password protected file transfer system only - no confirmation. Escrow Agent offers the option to deliver funds transfer instructions through a password protected file transfer system. If the Purchaser wishes to use the password protected file transfer system, further instructions will be provided by Escrow Agent. If the Purchaser chooses this Option 3, it agrees that no further confirmation of funds transfer  instructions will be performed by Escrow Agent.

Option 4. Delivery of funds transfer instructions by password protected file transfer system with confirmation.   Same as Option 3 above, but Escrow Agent shall confirm funds transfer instructions by       telephone call-back or     e-mail (must check at least one, may check both) to a person at the telephone number or e-mail address designated on Part II above. By checking a box in the prior sentence, the party shall be deemed to have agreed to the terms of such confirmation option as more fully described in Option 1 and Option 2 above.

Dated this day of , 201

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EXHIBIT B-2

Each of Desert Island Restaurants, L.L.C., Honolulu Steak House, LLC, Maui Steak House LLC, Wailea Steak House LLC, Beachwalk Steak House, LLC, Lava Coast Steak House, LLC and Kauai Steak House, LLC (the “Sellers”) certifies that the names, titles, telephone numbers, e-mail addresses and specimen signatures set forth in Parts I and II of this Exhibit B-2 identify the person authorized to provide direction and initiate or confirm transactions, including funds transfer instructions, on behalf of the Sellers, and that the option checked in Part III of this Exhibit B-2 is the security procedure selected by the Sellers for use in verifying that a funds transfer instruction received by Escrow Agent is that of the Sellers.

The Sellers have reviewed each of the security procedures and have determined that the option checked in Part III of this Exhibit B-2 best meets its requirements; given the size, type and frequency of the instructions it will issue to Escrow Agent. By selecting the security procedure specified in Part III of this Exhibit B-2, the Sellers acknowledge that they have elected not to use the other security procedures described and agree to be bound by any funds transfer instruction, whether or not authorized, issued in their name and accepted by Escrow Agent in compliance with the particular security procedure chosen by the Sellers.

NOTICE: The security procedure selected by the Sellers will not be used to detect errors in the funds transfer instructions given by the Sellers. If a funds transfer instruction describes the beneficiary of the payment inconsistently by name and account number, payment may be made on the basis of the account number even if it identifies a person different from the named beneficiary. If a funds transfer instruction describes a participating financial institution inconsistently by name and identification number, the identification number may  be relied upon as the proper identification of the financial institution. Therefore, it is important that the Sellers take such steps as it deems prudent to ensure that there are no such inconsistencies in the funds transfer instructions it sends to Escrow Agent.

Part I

Name, Title, Telephone Number, Electronic Mail (“e-mail”) Address and Specimen Signature for person(s) designated to provide direction, including but not limited to funds transfer instructions, and to otherwise act on behalf of the Sellers

Name	Title	Telephone Number	E-mail Address	Specimen Signature

Part II

Name, Title, Telephone Number and E-mail Address for person(s) designated to confirm funds transfer instructions

Name	Title	Telephone Number	E-mail Address

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Part III

Means for delivery of instructions and/or confirmations

The security procedure to be used with respect to funds transfer instructions is checked below:

Option 1. Confirmation by telephone call-back. Escrow Agent shall confirm funds transfer instructions by telephone call-back to a person at the telephone number designated on Part II above.   The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts I and II of this Exhibit B-2.

CHECK box, if applicable:

If Escrow Agent is unable to obtain confirmation by telephone call-back, Escrow Agent may, at its discretion, confirm by e-mail, as described in Option 2.

Option 2. Confirmation by e-mail. Escrow Agent shall confirm funds transfer instructions by e- mail to a person at the e-mail address specified for such person in Part II of this Exhibit B-2. The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts I and II of this Exhibit B-2.     The Sellers understand the risks associated with communicating sensitive matters, including time sensitive matters, by e-mail. The Sellers further acknowledge that instructions and data sent by e-mail may be less confidential or secure than instructions or data transmitted by other methods. Escrow Agent shall not be liable for any loss of the confidentiality of instructions and data prior to receipt by Escrow Agent.

CHECK box, if applicable:

If Escrow Agent is unable to obtain confirmation by e-mail, Escrow Agent may, at its discretion, confirm by telephone call-back, as described in Option 1.

Option 3. Delivery of funds transfer instructions by password protected file transfer system only - no confirmation. Escrow Agent offers the option to deliver funds transfer instructions through a password protected file transfer system. If the Sellers wish to use the password protected file transfer system, further instructions will be provided by Escrow Agent. If the Sellers choose this Option 3, they agree that no further confirmation of funds transfer instructions will be performed by Escrow Agent.

Option 4. Delivery of funds transfer instructions by password protected file transfer system with confirmation.   Same as Option 3 above, but Escrow Agent shall confirm funds transfer instructions by       telephone call-back or     e-mail (must check at least one, may check both) to a person at the telephone number or e-mail address designated on Part II above. By checking a box in the prior sentence, the party shall be deemed to have agreed to the terms of such confirmation option as more fully described in Option 1 and Option 2 above.

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Dated this day of , 201

SELLERS:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

HONOLULU STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

MAUI STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

WAILEA STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

BEACHWALK STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

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LAVA COAST STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

KAUAI STEAK HOUSE, LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

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EXHIBIT C

FEE SCHEDULE

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EXHIBIT J

MANAGEMENT SERVICES AGREEMENT

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MANAGEMENT SERVICES AGREEMENT

This Management Services Agreement (the “Agreement”) is made and entered into as of, 201

, by and among HONOLULU STEAK HOUSE, LLC, a Hawaii

limited liability company, MAUI STEAK HOUSE LLC, a Hawaii limited liability company, WAILEA STEAK HOUSE LLC, a Hawaii limited liability company, BEACHWALK STEAK HOUSE, LLC, an Arizona limited liability company, LAVA COAST STEAK HOUSE, LLC, an Arizona limited liability company, and KAUAI STEAK HOUSE, LLC, an Arizona limited liability company (each, a “Seller” and collectively, the “Sellers”) and RCSH OPERATIONS, INC., a California corporation (the “Buyer”). Each of the Sellers and Buyer are sometimes referred to herein as a “Party” or collectively as the “Parties”. Capitalized terms used in this Agreement but not defined herein shall have the meanings given to them in the Asset Purchase Agreement (defined below).

WITNESSETH:

WHEREAS, Sellers and Buyer are parties to that certain Asset Purchase Agreement made and entered into as of November 2, 2017 (the “Asset Purchase Agreement”);

WHEREAS, pursuant to the Asset Purchase Agreement, among other things, Buyer will acquire the Purchased Assets, all on the terms and conditions set forth in the Asset Purchase Agreement; and

WHEREAS, the Sellers currently hold liquor licenses as follows: (a) License No. E1052 (Restaurant Row) and License No. R0811 (Waikiki) issued by the Liquor Commission of the City and County of Honolulu; (b) License No. REST-G-640 issued by the Liquor Commission of the County of Hawaii; (c) License No. 2G-077 (Kauai) issued by the Liquor Commission of the County of Kauai; and (d) License No. 153 (Maui) and License No. 320 (Wailea) issued by the Liquor Commission of the County of Maui (collectively and individually the “License”), which License is to be transferred to Buyer, subject to the approval of the foregoing Liquor Commissions (collectively and individually the “Liquor Commission”), which transfer will not take place until after the Closing Date.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Parties contained herein and in the Asset Purchase Agreement, and in order to define the roles and responsibilities of the Parties as they relate to the transition of Sellers’ employees, including without limitation Sellers’ Business Employees, with respect to the Business and compliance with federal and state labor and employment law, as well as the scope of services provided by Sellers which will include exclusive control and management by Sellers of all liquor operations until such time as the License can be transferred to Buyer, and Buyer’s consideration for such services, the Parties agree as follows:

1.Services; Term.

(a)       Employment Services. In the event that the Closing Date occurs prior to the date that is sixty-five (65) days from the date that Sellers provide notice in compliance with Haw. Rev. Stat. §394B9 and Haw. Admin. Rules §12-506-7, which shall be deemed to have been satisfied automatically and without further action by Sellers upon the transmittal by

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Sellers of notices to Business Employees and the Director of the Department of Labor and Industrial Relations for the State of Hawaii in substantially the form of the draft notices attached hereto as Exhibit 1 (such sixty-five-day period, the “Notice Period”), then during the period commencing on the Closing Date and ending automatically and without further action by the Parties at 5:00 PM Hawaii Standard Time on the date of expiration of the Notice Period (the “Employment Services Termination Date”):

(i)       Sellers shall continue to employ  all Business Employees who were employed immediately before the Closing Date to perform the same duties and functions that they performed immediately before the Closing Date, at the same wages, hours and other terms and conditions of employment that were in effect immediately before the Closing Date.

(ii)       Sellers shall continue to be the employer of all   Business Employees, in the same manner in which Sellers employed such Business Employees immediately prior to the Closing Date, with Desert Island Restaurants, L.L.C. (“DIR”), together with their agents and contractors, continuing to operate the Business and the daily activities and affairs with respect to the Business Employees pursuant to the terms of the management agreement to be entered into by and between Buyer and DIR as of the Closing Date (as it may be amended, modified or otherwise supplemented from time to time) or any management agreement entered into thereafter by and between Buyer and any successor third-party manager.

(iii)     Buyer shall have no responsibilities with regard to the Business Employees and shall exercise no control over the worksite conditions under which the Business Employees perform their services prior to the Employment Services Termination Date.

(iv)     Notwithstanding the foregoing, Sellers shall not authorize any changes in employee benefits that would, or would reasonably be expected to, materially increase Buyer’s liabilities under this Agreement without Buyer’s advance written consent.

(v)       Buyer shall have no authority to control Business Employees' terms and conditions of employment, either direct, indirect, or even reserved. These terms and conditions of employment include not only hiring, firing, discipline, supervision, direction, and determining wages and hours, but it also dictating the number of workers to be supplied, controlling scheduling, seniority, overtime, and assigning work and determining the manner and method of how work is to be performed.

(b)       Liquor Licensing. Until the earlier to occur of (i) five (5) business days after the date on which the Liquor Commission either approves the transfer of the License to Buyer or issues to Buyer a temporary liquor license covering all operations currently covered by the License, and (ii) six (6) months after the Closing Date (the “License Service Termination Date”), Sellers shall have exclusive control and management of the liquor operations at each Restaurant, which location is set forth in the applicable License (the “Licensed Premises”), and shall keep the License in good standing to permit the uninterrupted sale and serving of alcoholic

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beverages at the Licensed Premises, including but not limited to renewing the License as may be necessary. In this regard, Sellers shall cause Business Employees and the respective liquor operations under the License to be in full compliance with all applicable liquor related laws, rules, and regulations. Sellers agree to cooperate with Buyer in transferring the License to Buyer. Such cooperation shall include: (1) prompt compliance with all reasonable requests of Buyer for the execution of documents required in connection with such transfer; (2) compliance with any reasonable request of Buyer in connection with the issuance of a temporary license to Buyer; (3) promptly providing all required federal and state tax clearances for the transfer of the License to Buyer; (4) promptly securing any and all necessary approvals to ensure that the Licensed Premises are fully and accurately covered by the License, (5) promptly paying any outstanding fees and fines owed to the Liquor Commission arising from circumstances preceding the Closing Date; and (6) if required by the Liquor Commission, personal appearance by such officers, managers, directors or employees of Sellers as required by the Liquor Commission, provided that, without duplication of other sums payable hereunder, Sellers’ reasonable out-of-pocket expenses (excluding any unpaid taxes, fees or fines owed by Sellers arising from circumstances prior to the Closing Date) in connection with the foregoing shall be reimbursed by Buyer, but Sellers shall receive no fee or other consideration for such transfer of the License.

(c)Services. The services to be provided by Sellers under this Agreement are referred to herein collectively as the “Services”.

(d)       Consideration. Except as otherwise  provided  in the  last sentence  of Section 1(b), above, Buyer shall pay to Sellers an amount equal to Sellers’ actual cost in performing Sellers’ obligations under this Agreement, including without limitation, Sellers’ obligations to perform the Services and to continue to employ the Business Employees under this Agreement. In no event shall Sellers be entitled to generate any mark-up or profit on the Services. Hawaii General Excise Tax (“Hawaii GET”) at the rate of (i) 4.712%, in the case of the Restaurants located in Honolulu, and (ii) 4.166%, in the case of the other Restaurants, shall be added to all invoices and shall be paid by Buyer, unless Buyer obtains a written ruling from the Hawaii State Tax Department that certain amounts received by Sellers are excluded under Haw. Rev. Stat. Section 237-24.7(1); if Buyer obtains such a ruling, Sellers agree to apply for a refund of Hawaii GET previously paid on amounts determined to be properly excludable and upon receipt of any such refund to immediately forward the same to Buyer. No general excise tax will be paid on the cost of reimbursing Sellers for liquor inventory or for costs which are paid by way of offset against revenues from liquor sales. Sellers shall advise Buyer of the specific amounts which Sellers disburse for employee wages, salaries, payroll taxes, insurance premiums, and benefits, including retirement, vacation, sick pay, and health benefits, in case the tax department rules that they are exempt. For purposes of this Agreement, “actual cost” shall include, but not be limited to, the following: (1) wages and salaries; (2) payroll taxes; (3) costs and fees for any employment service provider; (4) premiums for workers’ compensation insurance, temporary disability insurance, health insurance and other insurance required by this Agreement otherwise by applicable law to be carried by Sellers, and any deductibles for claims made based on any illness or injury occurring between the Closing Date and the Employment Services Termination Date; (5) premiums for long term disability insurance and life insurance; (6) contributions to 401(k), pension, retirement, and profit-sharing plans based on any hours worked by Business Employees between the Closing Date and the Employment Services Termination Date; (7) if not included within wages, sums actually paid for vacation and sick

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leave taken between the Closing Date and the Employment Services Termination Date, (8) any costs or liabilities incurred by the Business Employees in performing their functions from and after the Closing Date to the extent reimbursable by Sellers, (9) the cost of purchasing new liquor inventory for sale and payment of Hawaii GET on liquor sales, and (10) any and all other fees and costs including without limitation attorneys’ fees and consultant fees that are deemed necessary in Sellers’ reasonable discretion to provide the Services and perform its obligations under this Agreement.

(e)Payment.

(i)       Employment Services. No later than seven (7)  business days before each pay date, Sellers shall provide Buyer an invoice for the estimated payroll expenses for the payroll period for such pay date. Within two (2) business days after Buyer receives such invoice, Buyer shall deposit (or cause the deposit of) cash in the invoiced amount to Sellers’ payroll account listed on Exhibit 2 attached hereto. Sellers shall hold and disburse such sums consistent with Sellers’ ordinary business practices in place prior to the Closing Date. All such amounts shall be held by Sellers in trust for disbursement, and Sellers shall maintain records concerning the accounts and provide an accounting thereof at the request of Buyer (but not more frequently than monthly). Beginning with the second invoice, each invoice shall include a reconciliation of actual payroll expenses for the preceding payroll period with the estimated amounts. Each invoice shall credit to Buyer the amount, if any, that actual payroll expenses for the previous payroll period are less than the invoiced amounts deposited by Buyer for such payroll period.   Sellers shall deliver to Buyer a final reconciliation and invoice for unpaid expenses (or reimbursement for overpaid expenses, as the case may be) within ten (10) business days after the Employment Service Termination Date.

(ii)Other Costs and Expenses. For all other costs and expenses described herein that Sellers incur (other than payroll expenses covered by Section 1(e)(i) above), Sellers shall provide Buyer with invoices from time to time (but no more frequently than monthly).  Buyer shall pay all such invoices in full in cash, by wire transfer or by way of cashier’s check within ten (10) days following Buyer’s receipt of monthly invoices for such expenses. Any payments made to Sellers by wire transfer shall be sent per the wiring instructions attached as Exhibit 3 to this Agreement.

(iii)      Late Charges, Etc. Any late payment charge, interest or other fee or expense incurred by Sellers as a result of Buyer’s failure to pay any invoice when due shall be recoverable by Sellers pursuant to Section 1(d) hereof.

2.Obligations of the Parties.

(a)In the event that the Closing Date occurs prior to the Employment Services Termination Date, then Sellers shall use commercially reasonable efforts to perform, or to cause its contractors and agents to perform the following: (1) hiring, disciplining and terminating the Business Employees at any time in accordance with applicable law; exercising sole management rights and control of the Business Employees at the workplace, including the day-to-day job duties of Business Employees; determining the suitability of Business Employees

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for employment; matching Business Employees work skills with job requirements; assigning Business Employees job duties; determining appropriate times, methods and performance requirements for jobs performed by Business Employees; and determining the appropriate level of compensation for Business Employees. (Buyer has no reserved right of direction or control over the Business Employees.); (2) remaining solely responsible for compliance with county, state and federal laws and regulations applicable to the workplace and relationship with the Business Employees, including without limitation, employment discrimination laws, wage and hour laws, immigration laws, and all other county, state and federal laws relating to any aspects of the employment relationship (3) timely and accurately paying the Business Employees all wages, benefits, vacation pay, sick pay and other forms of compensation earned or accrued through the Employment Services Termination Date; (4) properly and timely complying with all laws governing reporting, collection and payment of federal and state payroll taxes on wages paid, including: (a) federal income tax withholding provisions of the Internal Revenue Code; (b) state and/or local income tax withholding and unemployment tax provisions; (c) Federal Insurance Contributions Act (“FICA”) contributions; (d) Federal Unemployment Tax Act contributions; (e) court ordered wage garnishments (e.g., judgments, tax liens, child support orders, etc.); and (f) laws governing the payment of wages including the FLSA and Hawaii Wage and Hour laws including, but not limited to Hawaii Revised Statutes Chapters 387 and 388;

(5) providing the Business Employees and their dependents all workers compensation, temporary disability and prepaid health care coverage and benefits required, and administering, managing and processing any Business Employee claims for these coverages and benefits, through the Employment Services Termination Date; (6) providing the Business Employees and their qualifying beneficiaries the opportunity to elect health care continuation coverage, except Buyer will provide continuation coverage if Sellers maintain no coverage after the Employment Service Termination Date, and continued coverage to any Business Employee hospitalized or prevented by sickness from working for a period not to exceed three months following the month during which the employee became hospitalized from working as required by Hawaii Revised Statutes

§393-15, except Buyer will provide the coverage if Sellers maintains no coverage after the Employment Service Termination Date; (7) paying all benefits, making all contributions and satisfying all conditions required by plan documents and applicable laws for any employee welfare benefit plans that cover the Business Employees or their dependents and maintaining any profit sharing or pension plans covering Business Employees according to the terms of the plans, the Internal Revenue Code and the Employee Retirement Income Security Act; (8) complying with all laws concerning equal employment opportunity and non-discrimination; (9) complying with any applicable labor laws; (10) providing the Business Employees who begin to take leave prior to the Employment Services Termination Date all rights that they may have, until the Employment Services Termination Date, except Buyer will offer any legally required health care coverage and reinstatement for leave extending past that date; (11) appropriately responding to any violations of occupational safety and health regulations that are cited prior to the Employment Services Termination Date; (12) Promptly and effectively addressing any internal complaints or allegations of workplace safety violations, allegations of employment discrimination, harassment or retaliation, wage violations and workplace misconduct and/or other allegations regarding violations of law; (13) Defending any action commenced by a Business Employee or government agency pertaining to the Business Employee’s employment with the Sellers and immediately notifying Sellers’ EPLI insurer of any claim alleging violation of law at Sellers’ worksite or the Business Employees’ employment; (14) providing the employees and the director

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of labor and industrial relations advance written notice as required by Haw. Rev. Stat. §394B-9 and Haw. Admin. Rules §12-506-7; (15) providing the employees who become eligible the dislocated workers allowance required by Chapter 394B-10 and Haw. Admin. Rules §12-506-8, (16) maintaining a safe and healthful working environment; (17) continuing the workers compensation, automobile liability, general liability and employment practices liability insurance coverage with respect to the Business Employees in effect immediately before the Closing Date, and confirming part of the fees paid by Buyer are used to secure worker’s compensation coverage; and (18) complying with all other applicable laws, rules, and regulations.

(b)       During the period commencing on the date hereof, through and including the License Service Termination Date, Sellers shall use commercially reasonable efforts, or cause its contractors and agents, to comply with all laws, rules and regulations applicable to the License and the respective liquor operations.

(c)       Buyer shall have no responsibility for complying with any obligations with respect to the Business Employees until the Employment Service Termination Date.

(d)Buyer shall cooperate with Sellers to the extent required in order for

Sellers to perform its obligations under this Agreement.

(e)     On or before the Employment Service Termination Date, Sellers shall provide Buyer with an updated schedule of Sellers’ employees, including the name, address and social security number of each employee, their annual salary or hourly wage, the amount of any accrued vacation and sick leave or severance pay benefits, the amount of any bonuses paid within the past 12 months, a list and description of any grievances or claims (including workers compensation, discrimination or ADA claims) filed prior to the Employment Services Termination Date, a description of any special accommodation made with respect to any employee for ADA compliance purposes, and copies of all employment records with respect to the employees hired by Buyer.

(f)       All gross revenues from the sale of alcoholic beverages shall be offset against the costs incurred by Sellers in performing the Services hereunder, including the cost of purchasing the liquor inventory. After the issuance of the temporary license or approval of the transfer of the License to Buyer and on or before the License Service Termination Date, Sellers shall, to the extent required by the Liquor Commission, return the remaining liquor inventory to the vendors for credit, which credit shall be offset against the costs incurred by Sellers in performing the Services hereunder. Any remaining inventory shall be transferred to Buyer at no cost on the License Service Termination Date.

(g)       Sellers shall promptly notify Buyer of any notice of violations or other citations it may receive from the Liquor Commission, the Honolulu Police Department, or other law enforcement agency related to any violations occurring in connection with the liquor operations or affecting the License prior to the License Service Termination Date. To the extent that any citations or notice of violations are issued with respect to the period prior to the License Service Termination Date, Sellers shall be responsible for paying any fines or other penalties assessed by the Liquor Commission or any law enforcement agency in connection therewith.

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3.Performance Standard.

Sellers shall use commercially reasonable efforts to provide the Services at the same quality and level of performance, and with substantially the same degree of care, as applied to such services prior to the Closing Date.

4.Confidentiality.

Sellers will handle and protect from disclosure all proprietary and confidential information disclosed to them by Buyer with respect to the Services in the same general manner as they handle and protect its own information that it considers proprietary and confidential.

5.Points of Contact.

The following individuals shall serve as the points of contact for all questions and issues relating to the Services:

Sellers:W. Randall Schoch

6263 N. Scottsdale Rd., #374

Scottsdale, AZ 85250

Telephone: (480) 945-0088

Email: rschoch@direstaurants.com

Buyer:General Counsel

1030 W. Canton Ave., Ste. 100

Winter Park, FL 32789

Telephone: (407) 829-3451

Email: agivens@rhgi.com

6.Records.

The Parties shall provide to each other all information and records reasonably required to maintain full and accurate books relating to the Business Employees and the provision of Services and the cost thereof and all other records relevant to this Agreement. Upon reasonable notice from another Party, each Party shall make available for inspection and copy by such other Party’s agents such information, books and records during reasonable business hours.

7.Indemnification: No Consequential Damages; Limitation on Liability.

(a)       Buyer shall defend, indemnify and hold harmless Sellers and their respective partners, members, shareholders, direct and indirect owners, agents, employees, officers, directors and affiliates (“Seller Indemnified Parties”) from and against any and all claims, actions, costs, damages, liabilities, losses, and expenses of any kind (including, without limitation, reasonable, attorneys’ fees, consultant fees and costs) (“Indemnified Claims”) incurred or suffered by any one or more of the Seller Indemnified Parties as a result of Sellers’ or their Affiliates’ providing the Services and performing their obligations under this Agreement, except to the extent Indemnified Claims arise from the breach of this Agreement by any Seller or the gross negligence, bad faith or willful misconduct of any Seller (excluding

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Business Employees, except with respect to acts taken or omissions by such Business Employees at the direction of any Seller or any of their Affiliates and except with respect to actions or omissions of Business Employees resulting from the gross negligence, bad faith or willful misconduct of any Seller or any of their Affiliates in hiring or supervising such Business Employees). Buyer’s obligations under this Section 7(a) shall survive the termination of this Agreement.

(b)       IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANOTHER FOR INDIRECT, INCIDENTAL, EXEMPLARY, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING BUT NOT LIMITED TO LOST REVENUE, PROFITS OR OTHER BUSINESS LOSSES OR OPPORTUNITIES), EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

8.No Third Party Beneficiaries.

This Agreement is for the sole benefit of the Parties hereto and nothing expressed or implied shall give or be construed to give any other person any legal or equitable rights hereunder, whether as a third party beneficiary or otherwise.

9.Entire Agreement.

This Agreement supersedes all prior agreements and understandings between the Parties hereto with respect to the provision of the Services except for any prior written agreement that expressly states that it is not superseded by this Agreement.

10.Amendment and Modification.

This Agreement may be amended, modified or supplemented only by written agreement of the Parties hereto.

11.Waiver of Compliance; Consents.

Except as otherwise provided in this Agreement, any failure of any of the Parties hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the Party entitled to the benefits thereof only by a written instrument signed by the Party granting such waiver, but any such waiver of such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent failure to comply therewith.

12.Notices.

All notices and other communications hereunder shall be in writing and delivered personally or by facsimile transmission with completed transmission acknowledgment, or mailed by overnight delivery via a nationally recognized courier or registered or certified first class mail (return receipt requested), postage prepaid, to the recipient party at its address below (or at such other address or facsimile number for a Party as shall be specified by like notice), and all notices shall be effective upon delivery or refusal of delivery:

If to Sellers:W. Randall Schoch

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c/o Desert Island Restaurants, LLC

6263 N. Scottsdale Rd., #374

Scottsdale, AZ 85250

Telephone:  (480) 945-0088

Facsimile:  (480) 945-4747

with a copy to:Sullivan Meheula Lee

733 Bishop Street, Ste. 2900

Honolulu, Hawaii 96813

Attention: Terrence M. Lee, Esq. Telephone:  (808) 628-7530

Facsimile:  (808) 533-2467

If to Buyer:RCSH Operations, Inc.

c/o Ruth’s Hospitality Group, Inc.

1030 W. Canton Avenue, Ste. 100

Winter Park, FL 32789

Attn: General Counsel

Telephone:  (407) 829-3451

with a copy to:Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, NY 10019

Attention: Jeffrey Spindler, Esq. Telephone: (212) 451-2300

Facsimile: (212) 451-2222

13.Assignment.

This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, but, except to the extent permitted by this Section 13, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party hereto, including by operation of law, without the prior written consent of the other Parties, nor is this Agreement intended to confer upon any other person except the Parties hereto any rights, interests, obligations or remedies hereunder.

14.Construction of Agreement.

The  terms and provisions of  this Agreement represent the  results of negotiations between Buyer and Sellers, each of which has been represented by counsel of its own choosing, and none of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and Buyer and Sellers hereby waive the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this

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Agreement shall be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement.

15.Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.Section Headings.

The section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

17.Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the greatest extent possible.

18.Force Majeure.

The Parties hereto will not be liable to the other Parties for failure or delay in performance under this Agreement (other than any failure or delay in performance of an obligation to pay money) due to circumstances beyond the Party’s reasonable control. Each Party agrees to notify the other Parties promptly of any such circumstance delaying its performance and to resume performance as soon as reasonably practicable.

19.Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Hawaii (without giving effect to conflict of law principles) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

20.Waiver of Jury Trial.

The Parties hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based hereon, arising out of, under or in connection with this Agreement or any other documents contemplated to be executed in conjunction herewith, or any course of conduct, course of dealings, statements (whether verbal or written) or actions of either party or any exercise by either party of its respective rights under this Agreement, this waiver being a material inducement for the parties to enter into this Agreement.

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21.Liquor Commission Approval

The Parties: (a) acknowledge that this Agreement is subject to the review and approval of the Liquor Commission, and (b) agree to promptly amend this Agreement to the extent required to obtain such approval, provided that a Party shall not be required to agree to any such amendment which materially and adversely changes its rights under this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

PURCHASER:

RCSH OPERATIONS, INC.

By:

Name:Michael P. O’Donnell

Title:Chief Executive Officer

SELLERS:

HONOLULU STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

MAUI STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

WAILEA STEAK HOUSE LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

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BEACHWALK STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

LAVA COAST STEAK HOUSE, LLC, by its

Manager:

DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

KAUAI STEAK HOUSE, LLC, by its Manager: DESERT ISLAND RESTAURANTS, L.L.C.

By:

Name:	W. Randall Schoch, Trustee of the Schoch Revocable Living Trust dated November 19, 2001

Title:Manager

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